UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Creek Road Miners, Inc.

(Name of the Registrant as Specified In Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Creek Road Miners, Inc.

35 E Horizon Ridge Pkwy, Suite 110 - 502

Henderson, Nevada 89002

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

We are sending stockholders of Creek Road Miners, Inc. (“we,” “us” or the “Company”) this notice of stockholder action by written consent and the enclosed information statement to inform you that we have obtained stockholder approval to approve an amendment to our Amended and Restated Certificate of Incorporation, dated June 5, 2020 (the “Charter”), to, among other things, (i) effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”), on a ratio between 1-23 and 1-30 (the “Reverse Stock Split”); (ii) increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 (the “Authorized Stock Increase”); (iii) amend the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021 (the “Series B Certificate of Designations”), to reflect a 10% decrease in the stated value of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Amendment”); (iv) amend the Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021 (the “Series C Certificate of Designations”), to reflect a 20% decrease in the stated value of Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Amendment”); and (v) change the name of the Company to Prairie Operating Co. (the “Corporate Name Change”), and such amendment to our Charter is referred to as the “Charter Amendment.” The Company is adopting the Charter Amendment in connection with the transactions described below.

We have also obtained stockholder approval to approve an amendment and restatement of our Charter to make certain other changes, as described further in the sections entitled “The Charter Amendment and The Proposed Charter” and “Description of Securities” in the enclosed information statement, that the Company’s board of directors deems appropriate for the public operating company after the Closing (as defined below) and such amendment and restatement of our Charter is referred to as the “Proposed Charter.” The Company is adopting the Proposed Charter immediately after the Closing.

The Company (i) entered into the Agreement and Plan of Merger, dated as of October 24, 2022 (the “Merger Agreement”), by and among the Company, Creek Road Merger Sub, LLC, a wholly owned subsidiary of the Company, and Prairie Operating Co., LLC, a Delaware limited liability company (“Prairie”), pursuant to which such parties agreed to perform the transactions contemplated thereby (the “Merger”); and (ii) at the closing of the Merger (the “Closing”), agreed to (a) deliver the greater of (A) 2,000,000 shares of Common Stock and (B) the product of (x) the number of issued and outstanding shares of Common Stock immediately following the consummation of certain restructuring transactions by the Company (as set forth in the Merger Agreement) multiplied by (y) 33.33% (the “Merger Consideration”) to the members of Prairie and (b) convert certain options to purchase membership interests of Prairie into restricted performance-based options to purchase, in the aggregate, 8,000,000 shares of Common Stock for $0.25 per share (the “Converted Options”) only exercisable if specific production hurdles are achieved. Concurrent with the execution of the Merger Agreement, Prairie entered into a Purchase and Sale Agreement with Exok, Inc., an Oklahoma corporation, to acquire certain oil and gas leases (the “Exok Transaction”). Creek Road is in negotiations with certain investors and intends to enter into separate securities purchase agreements with such investors prior to the Closing pursuant to which such investors will purchase shares of Common Stock and warrants to purchase shares of Common Stock of Creek Road in a private placement (the “PIPE Transaction”). As of the date of the execution of the Merger Agreement, no definitive agreements have been executed with such investors. The anticipated Merger of the Company and Prairie, the PIPE Transaction, the Exok Transaction and such related transactions are described in the enclosed information statement.

Under the provisions of The Delaware General Corporation Law, or the DGCL, and our Charter, stockholders representing 66 2/3% of the voting power of our issued and outstanding capital stock must approve the Charter Amendment when taking any action by written consent, which includes implementing the proposed Reverse Stock Split, Authorized Stock Increase and Corporate Name Change, and the Proposed Charter. Under the provisions of the Series B Certificate of Designations and the Series C Certificate of Designations, stockholders representing a majority of the voting power of our issued and outstanding Series B Preferred Stock and our Series C Preferred Stock, respectively, must approve the Series B Preferred Amendment and the Series C Preferred Amendment, respectively. On October 25, 2022, we obtained these approvals. Holders of approximately 88% of the voting power of our then outstanding capital stock signed a written consent, a copy of which is attached as Annex A hereto, pursuant to which they approved the Charter Amendment and the Proposed Charter; the holder of 100% of our then outstanding shares of Series B Preferred Stock signed a written consent, a copy of which is attached as Annex B hereto, pursuant to which such holder approved the Series B Preferred Amendment; and holders of approximately 55% our then outstanding shares of Series C Preferred Stock signed a written consent, a copy of which is attached as Annex C hereto, pursuant to which they approved the Series C Preferred Amendment.

Accordingly, we are not:

●	asking our stockholders to approve the Charter Amendment, Proposed Charter, the Merger (including the Merger Consideration and the Converted Options), the PIPE Transaction, the Exok Transaction or the other transactions contemplated by the Merger Agreement;

●	soliciting proxies for a stockholder vote on any of those matters; or

●	having a stockholder meeting to vote on any of those matters.

However, we are providing all of our stockholders with the information in the enclosed information statement. Please read the information statement carefully. It includes important information about the Charter Amendment, Proposed Charter, the Merger, the PIPE Transaction, the Exok Transaction and the other transactions contemplated by the Merger Agreement. If completed, we expect these transactions to change our corporate organizational structure and the composition of our stockholder base. The Merger Agreement and related transactions will only be completed if various conditions are satisfied, as described in the enclosed information statement.

This notice and the enclosed information statement are being mailed on or about , 2022 to stockholders of record at the close of business on , 2022. The Charter Amendment and the Proposed Charter will not be implemented prior to , 2022, which is twenty (20) calendar days following the date on which the definitive form of this information statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By order of the Board of Directors,

John D. Maatta
Chief Executive Officer

                     , 2022

ANNEXES

Page
Annex A – Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation and Form of Second Amended and Restated Certificate of Incorporation, including a copy of the Written Consent	A-1
Annex B – Written Consent of Holder of Series B Preferred Stock	B-1
Annex C – Written Consent of Holders of Series C Preferred Stock	C-1
Annex D – Consolidated Financial Statements of Prairie Operating Co., LLC	D-1
Annex E – Form of Series A Notice of Conversion	E-1
Annex F – Form of Series B Preferred Stock Support Agreement	F-1
Annex G – Form of Series C Preferred Stock Support Agreement	G-1
Annex H – Form of Convertible Debentures Notice of Conversion	H-1
Annex L – Form of Escrow Agreement	L-1

Preliminary Information Statement

Subject to completion, dated October 25, 2022

Creek Road Miners, Inc.

35 E Horizon Ridge Pkwy, Suite 110 - 502

Henderson, Nevada 89002

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUESTED TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

This information statement is being provided by Creek Road Miners, Inc., a Delaware corporation (“Creek Road,” “we,” “us,” the “Company” or “our Company”), to notify our stockholders of the approval of an anticipated amendment to our Amended and Restated Certificate of Incorporation, dated June 5, 2020 (the “Charter”), to, among other things, (i) effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”), on a ratio between 1-23 and 1-30; (ii) increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000; (iii) amend the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021, to reflect a 10% decrease in the stated value of Series B Preferred Stock, par value $0.0001 per share; (iv) amend the Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021, to reflect a 20% decrease in the stated value of Series C Preferred Stock, par value $0.0001 per share; and (v) change the name of the Company to Prairie Operating Co. (the “Corporate Name Change”). A copy of the form of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Charter Amendment”) is attached as Annex A to this information statement. The Company is adopting the Charter Amendment in connection with the transactions described below.

We have also obtained stockholder approval to approve an amendment and restatement of our Charter to make certain other changes, as described further in the sections entitled “The Charter Amendment and The Proposed Charter” and “Description of Securities” in the enclosed information statement, that the Company’s board of directors deems appropriate for the public operating company after the Closing (as defined below). A copy of the form of the Second Amended and Restated Certificate of Incorporation (the “Proposed Charter”) is attached as Annex A to this information statement. The Company is adopting the Proposed Charter immediately after the Closing.

The Company (i) entered into the Agreement and Plan of Merger, dated as of October 24, 2022 (the “Merger Agreement”), by and among the Company, Creek Road Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and Prairie Operating Co., LLC, a Delaware limited liability company (“Prairie”), pursuant to which such parties agreed to perform the transactions contemplated thereby, including the Merger (as defined below); and (ii) at the closing of the Merger (the “Closing”), will (a) deliver the greater of (A) 2,000,000 shares of Common Stock and (B) the product of (x) the number of issued and outstanding shares of Common Stock immediately following the consummation of certain restructuring transactions by the Company (as set forth in the Merger Agreement) multiplied by (y) 33.33% to the members of Prairie and (b) convert certain options to purchase membership interests of Prairie into restricted performance-based options to purchase, in the aggregate, 8,000,000 shares of Common Stock for $0.25 per share only exercisable if specific production hurdles are achieved.

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Pursuant to the Merger Agreement, Merger Sub will merge with and into Prairie (which we refer to as the “Merger”) on the terms and subject to the conditions of the Merger Agreement, with Prairie continuing as the surviving entity in the Merger and a wholly-owned subsidiary of Creek Road.

Conditions precedent to the Closing require the Company to complete, among other items, the following corporate actions: (i) all of the holders of the Company’s outstanding shares of Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), Series B convertible preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), Series C convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), and 12% senior secured convertible debentures (the “Convertible Debentures”), and holders of certain warrants, certain convertible promissory notes and certain other accrued liabilities, will have converted their respective shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Convertible Debentures, and respective warrants, convertible promissory notes and accrued liabilities into shares of Common Stock, (ii) all conditions precedent to the consummation of the sale of shares of Common Stock and warrants to acquire shares of Common Stock in a private placement in an amount not less than $30.0 million (the “PIPE Transaction”) shall have been met; (iii) Prairie shall have acquired certain oil and gas leases (the “Exok Transaction”) pursuant to a Purchase and Sale Agreement, dated as of October 24, 2022, between Prairie and Exok, Inc., an Oklahoma corporation, and (iv) the Company shall have obtained requisite stockholder approval for the Charter Amendment.

This information statement is being mailed on or about                    , 2022 to stockholders of record of the Company as of                    , 2022, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended. We encourage you to review this information statement for a more complete description of the Charter Amendment and the Proposed Charter as well as the Merger Agreement and the Merger, the PIPE Transaction, the Exok Transaction and the other transactions contemplated by the Merger Agreement.

The Charter Amendment and the Proposed Charter will not be implemented prior to                    , 2022, which is twenty (20) calendar days following the date on which the definitive form of this information statement is first mailed to our stockholders.

Our principal executive offices are located at 35 E Horizon Ridge Pkwy, Suite 110 - 502, Henderson, Nevada 89002, and our main telephone number is (435) 900-1949.

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CERTAIN DEFINED TERMS

Unless the context otherwise requires, references in this information statement to:

●	“Authorized Stock Increase” are to the amendment to our Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 150,000,000;

●	“Board” are to the board of directors of Creek Road;

●	“Charter” are to the Amended and Restated Certificate of Incorporation of Creek Road, dated June 5, 2020;

●	“Charter Amendment” are to the amendment to our Charter, which will be effective immediately prior to the completion of the Merger;

●	“Closing” are to the closing of the Transactions;

●	“Closing Date” are to the date on which the Closing occurs;

●	“Code” are to Internal Revenue Code of 1986, as amended;

●	“Common Stock” are to the common stock of Creek Road, par value $0.0001 per share;

●	“Convertible Debentures” are to 12% senior secured convertible debentures of Creek Road;

●	“Corporate Name Change” are to the amendment to our Charter to change the name of the Company to Prairie Operating Co.;

●	“Creek Road,” “we,” “our” or the “Company” are to Creek Road Miners, Inc., a Delaware corporation;

●	“DGCL” are to the General Corporation Law of the State of Delaware;

●	“Exchange Act” are to the Securities Exchange Act of 1934, as amended;

●	“Exok” are to Exok, Inc., an Oklahoma corporation;

●	“Exok Agreement” are to that certain Purchase and Sale Agreement, dated as of October 24, 2022, between Prairie and Exok;

●	“Exok Transaction” are to the acquisition of certain oil and gas leases by Prairie pursuant to the Exok Agreement;

●	“GAAP” are to U.S. generally accepted accounting principles;

●	“In-the-Money Warrants” are to warrants to purchase shares of Common Stock and Series B Preferred Stock for which the exercise price per share of Common Stock or Series B Preferred Stock, as applicable, subject to such warrants being less than or equal to $5.00 at the Closing;

●	“Merger” are to the merger of Merger Sub with and into Prairie, with Prairie surviving the merger as a wholly owned subsidiary of Creek Road;

●	“Merger Agreement” are to that certain Agreement and Plan of Merger, dated as of October 24, 2022, by and among the Creek Road, Merger Sub and Prairie;

●	“Merger Consideration” are to the greater of (a) 2,000,000 shares of Common Stock and (b) the product of (x) a number of issued and outstanding shares of Common Stock immediately following the consummation of the Restructuring Transactions (as defined in “The Merger Agreement and the Transactions — Restructuring Transactions”) multiplied by (y) 33.33%;

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●	“Merger Sub” are to Creek Road Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Creek Road;

●	“New Board” are to the board of directors of PrairieCo;

●	“Out-of-the-Money Options” are to options to purchase shares of Common Stock for which the exercise price per share of Common Stock subject to such options is greater than $5.00 at the Closing;

●	“Out-of-the-Money Warrants” are to warrants to purchase shares of Common Stock and Series B Preferred Stock for which the exercise price per share of Common Stock or Series B Preferred Stock, as applicable, subject to such warrants is greater than $5.00 at the Closing;

●	“PIPE Agreements” are to certain securities purchase agreements to be entered into by and among Creek Road and certain investors prior to the Closing;

●	“PIPE Investors” are to certain accredited investors in the PIPE Transaction;

●	“PIPE Securities” are to, collectively, the shares of Common Stock that are issued in the PIPE Transaction and the PIPE Warrants;

●	“PIPE Transaction” are to the private offering of securities of Creek Road to certain investors in connection with the Merger;

●	“PIPE Warrants” are to the warrants to purchase shares of Common Stock at an exercise price of $6.00 per share that are issued in the PIPE Transaction;

●	“Prairie” are to Prairie Operating Co., LLC, a Delaware limited liability company;

●	“PrairieCo” are to (a) prior to giving effect to the Merger, Creek Road, and (b) after giving effect to the Merger, Prairie Operating Co., the new name of Creek Road after giving effect to the Merger;

●	“Prairie Members” are to Gary C. Hanna and Edward Kovalik;

●	“Proposed Charter” are to the proposed second amended and restated certificate of incorporation of PrairieCo, which will be made effective immediately following the completion of the Merger;

●	“Reverse Stock Split” are to the amendment to our Charter to effect a reverse stock split of Common Stock on a ratio between 1-23 and 1-30;

●	“Roth Capital Partners” are to Roth Capital Partners, LLC, placement agent for the PIPE Transaction;

●	“SEC” are to the U.S. Securities and Exchange Commission;

●	“Securities Act” are to the Securities Act of 1933, as amended;

●	“Series A Preferred Stock” are to the preferred stock of Creek Road, par value $0.0001 per share, designated as Series A Preferred Stock in the Charter;

●	“Series B Certificate of Designations” are to the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021;

●	“Series B Preferred Stock” are to the preferred stock of Creek Road, par value $0.0001 per share, designated as Series B Preferred Stock in the Charter;

●	“Series C Certificate of Designations” Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021;

●	“Series C Preferred Stock” are to the preferred stock of Creek Road, par value $0.0001 per share, designated as Series C Preferred Stock in the Charter;

●	“Transactions” are to, collectively, the Merger, the PIPE Transaction, the Exok Transaction and the other Transactions described in the Merger Agreement;

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SUMMARY TERM SHEET

This Summary Term Sheet, together with the section entitled “Summary of the Information Statement,” summarizes certain information contained in this information statement, but does not contain all of the information that is important. Stockholders should read carefully this entire information statement, including the attached annexes, for a more complete understanding of the Transactions.

●	The Charter Amendment will provide for, among other things, a reverse stock split and an increase in the number of authorized share of the Common Stock. The Company will adopt the Charter Amendment in connection with the transactions described below. Additionally, the Company will adopt the Proposed Charter immediately after the Closing to make certain changes appropriate for the public operating company after the Closing. For more information, please see the sections entitled “The Charter Amendment and The Proposed Charter” and “Description of Securities.”

●	On October 24, 2022, Creek Road and Merger Sub entered into the Merger Agreement with Prairie, which provides for the merger of Merger Sub with and into Prairie, with Prairie surviving the Merger as a wholly owned subsidiary of Creek Road. The Closing is subject to the satisfaction (or waiver) of a number of conditions set forth in the Merger Agreement. For more information, please see the section entitled “The Merger Agreement and the Transactions.”

●	Concurrently with the execution of the Merger Agreement, Prairie entered into the Exok Agreement with Exok, pursuant to which it agreed to purchase the Exok Assets. The consideration for the Exok Assets is (a) $24,000,000 in cash and (b) the issuance of $4,182,000 in total equity consideration, consisting of (i) 836,400 shares of Common Stock and (ii) 836,400 warrants to purchase 836,400 shares of Common Stock at an exercise price of $6.00 per share. For more information, please see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements — Exok Agreement.”

●	Prior to the consummation of the PIPE Transaction, the Company will effectuate certain restructuring transactions, including converting the Company’s outstanding Series A Preferred Stock (including dividends payable thereunder), Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures (including accrued interest payable thereunder) and certain warrants and convertible promissory notes into shares of Common Stock. In addition, the Company will also convert certain accrued liabilities into shares of Common Stock, including outstanding Board fees and consulting fees. Thereafter, the Company will effectuate the Reverse Stock Split by filing of the Charter Amendment. For more information, see the section entitled “The Merger Agreement and the Transactions — Restructuring Transactions.”

●	Creek Road is in negotiations with certain investors and intends to enter into separate securities purchase agreements with such investors prior to the Closing in connection with the private offering of shares of Common Stock and PIPE Warrants. The purpose of such transactions is to raise capital to acquire the Exok Assets and for use by the combined company following the Closing. Creek Road intends to sell to the PIPE Investors an aggregate of at least 6,000,000 shares of Common Stock for a purchase price of $5.00 per share and an aggregate of at least 6,000,000 PIPE Warrants to purchase shares of Common Stock at an exercise price of $6.00 per share, for aggregate gross proceeds of at least $30.0 million. As of the date of the execution of the Merger Agreement, no definitive agreements have been executed with such investors. There is no guarantee that Creek Road will be able to successfully raise $30.0 million in the PIPE Transaction. For more information, please see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements — PIPE Agreements.”

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●	At Closing, the Prairie Members will receive the greater of (i) 2,000,000 shares of Common Stock and (ii) one-third of the issued and outstanding shares of Common Stock immediately following the consummation of the Restructuring Transactions involving, among other things, the conversion of certain outstanding convertible securities of the Company into Common Stock. For more information, please see the section entitled please see the section entitled “The Merger Agreement and the Transactions—Merger Consideration.”

●	At Closing, the Company will also assume and convert options to purchase membership interests of Prairie into restricted performance-based options to acquire shares of Common Stock, which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time, except that (a) certain operating metrics must be met for the Converted Options to be exercisable, (b) the Converted Options, in the aggregate, will be exercisable for 8,000,000 shares of Common Stock and (c) the per share exercise price for each share of Common Stock issuable upon exercise of the Converted Options will equal $0.25. For more information, please see the section entitled please see the section entitled “The Merger Agreement and the Transactions—Merger Consideration.”

●	The Transactions involve numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

●	The Board considered various factors in determining whether to approve the Merger Agreement and the Transactions, including certain interests of members of the Board, Creek Road’s executive officers and members of Prairie that may be different from, or in addition to, interests of Creek Road stockholders. For more information about the Board’s decision-making process, please see the sections entitled “The Merger Agreement and the Transactions — Recommendation of the Board of Directors and Their Reasons for the Merger Agreement and the Transactions” and “The Merger Agreement and the Transactions —Interests of Certain Persons in the Merger Agreement and Related Party Transactions.”

●	After giving effect to the Merger and the Charter Amendment, the Company will be re-named Prairie Operating Co. All of the Company’s executive officers and directors will resign and only Paul Kessler will remain as a member of the New Board. Gary C. Hanna and Edward Kovalik, both current members of Prairie, will become executive officers of PrairieCo and become members of the New Board.

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SUMMARY OF THE INFORMATION STATEMENT

This is a summary of more detailed information you will find in other sections of this information statement and in documents we have incorporated by reference in this information statement. We encourage you to read the entire information statement and the documents we have incorporated by reference and not rely on this summary.

The Parties to the Merger Agreement

Creek Road Miners, Inc.

35 E Horizon Ridge Pkwy, Suite 110 - 502

Henderson, Nevada 89002

Creek Road is a Delaware corporation and cryptocurrency miner. Prior to its cryptocurrency mining operations that began in October 2021, the Company produced live and virtual pop culture conventions and events, and sold a gelatin machine and related consumables (known collectively as “legacy operations”). All legacy operations were discontinued during 2021. In addition, the Company operated an eCommerce site selling pop culture memorabilia that was discontinued on June 30, 2022.

Our shares of Common Stock are currently traded on the OTCQB under the ticker symbol “CRKR.”

Creek Road Merger Sub, LLC

35 E Horizon Ridge Pkwy, Suite 110 - 502

Henderson, Nevada 89002

Merger Sub is a wholly owned subsidiary of Creek Road formed solely for the purpose of effectuating the Merger. Merger Sub was formed as a Delaware limited liability company on October 4, 2022. Merger Sub owns no material assets and does not operate any business.

Prairie Operating Co., LLC

8636 N. Classen Boulevard

Oklahoma City, Oklahoma 73114

Prairie is a Delaware limited liability company formed on June 7, 2022. Prairie has conducted no operations and has generated no revenues. Prairie has not conducted any material activities other than those incident to its formation and entering into the Merger Agreement, the Exok Agreement and the other agreements related to the Transactions. Upon the terms and subject to the conditions of the Merger Agreement, after the consummation of the Merger, Prairie will continue as a wholly owned subsidiary of the Company.

Prairie is managed by its members, Gary C. Hanna and Edward Kovalik.

Overview of the Merger Agreement and the Transactions

Restructuring Transactions

Prior to the consummation of the PIPE Transaction, the Company will effectuate the following Restructuring Transactions.

The Company’s outstanding Series A Preferred Stock (including dividends payable thereunder), Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures (including accrued interest payable thereunder) and certain warrants and convertible promissory notes will be converted into shares of Common Stock prior to the Closing pursuant to the Support Agreements. In addition, the Company will also convert certain accrued liabilities into shares of Common Stock, including outstanding Board fees and consulting fees. Thereafter, the Company will effectuate the Reverse Stock Split by filing of the Charter Amendment.

For more information about the Restructuring Transactions, see the section entitled “The Merger Agreement and the Transactions — Restructuring Transactions.”

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The Merger

On October 24, 2022, Creek Road and Merger Sub entered into the Merger Agreement with Prairie pursuant to which, and subject to the terms and conditions contained therein, Merger Sub will merge with and into Prairie, with Prairie surviving the Merger as a wholly owned subsidiary of Creek Road.

The Prairie Members will receive the greater of (a) 2,000,000 shares of Common Stock and (b) the product of (x) the number of issued and outstanding shares of the Common Stock immediately following the consummation of the Restructuring Transactions multiplied by (y) 33.33%.

As of the Effective Time (as defined below in the section entitled “The Merger Agreement and the Transaction—Effective Time of the Merger”), the Company will assume and convert certain options to purchase membership interests of Prairie into restricted performance-based options to acquire shares of Common Stock (the “Converted Options”), which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time, except that (a) certain operating metrics must be met for the Converted Options to be exercisable, (b) the Converted Options, in the aggregate, will be exercisable for 8,000,000 shares of Common Stock and (c) the per share exercise price for each share of Common Stock issuable upon exercise of the Converted Options will equal $0.25. For further information about the Converted Options, please see the section entitled “The Merger Agreement and the Transactions—Merger Consideration.”

Immediately following the Closing Date, the Prairie Members are expected to own approximately 15.58% of the outstanding Common Stock, the Company’s existing stockholders are expected to own approximately 31.16% of the outstanding Common Stock, Exok is expected to own approximately 6.52% of the outstanding Common Stock and the PIPE Investors are expected to own approximately 46.74% of the outstanding Common Stock. This assumes (a) 12,836,400 shares of Common Stock outstanding as of the Closing consisting of (i) 6,000,000 shares of Common Stock issued in the PIPE Transaction, (ii) 836,400 shares of Common Stock issued to Exok pursuant to the Exok Transaction, (iii) 2,000,000 shares of Common Stock issued to the Prairie Members in the Merger and (iv) 4,000,000 shares of Common Stock outstanding after giving effect to the Restructuring Transactions, including the Reverse Stock Split, (b) 6,000,000 PIPE Warrants are issued in the PIPE Transaction, 600,000 warrants to purchase shares of Common Stock are issued to Roth Capital Partners at Closing and 836,400 warrants to purchase shares of Common Stock are issued to Exok pursuant to the Exok Transaction (c) no exercise or conversion of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures, In-the-Money-Warrants and certain convertible promissory notes and certain other accrued liabilities prior to the Restructuring Transactions, (d) no exercise of any other outstanding options or warrants of Creek Road prior to or in connection with Closing and (e) no other issuances of equity interests of Creek Road.

Additionally, if we assume that all 7,436,400 warrants to purchase Common Stock and all 8,000,000 options issued in the Transactions, and all 98,494 Out-of-the-Money Options and Out-of-the-Money Warrants outstanding after the Closing, are exchanged for shares of Common Stock, then the Prairie Members are expected to own approximately 35.25% of the outstanding Common Stock, the Company’s existing stockholders are expected to own approximately 14.45% of the outstanding Common Stock, Exok is expected to own approximately 5.90% of the outstanding Common Stock, the PIPE Investors are expected to own approximately 42.30% of the outstanding Common Stock and Roth Capital Partners is expected to own approximately 2.11% of the outstanding Common Stock. The foregoing scenario assumes that PrairieCo achieves production of 10,000 barrels of oil equivalent per day resulting in 100% of the Converted Options becoming exercisable for 8,000,000 shares of Common Stock and a volume-weighted average price of the Common Stock on a pre-Reverse Stock Split basis of $0.24 per share on the Closing Date.

For further information about the Merger, including the Merger Agreement and related transactions, see the section entitled “The Merger Agreement and the Transactions” below.

Conditions to the Closing

The respective obligations of each of the Company, Prairie and Merger Sub to complete the Merger are subject to the satisfaction, at or prior to the Effective Time, of the following conditions:

●	the stockholders of the Company have approved the Charter Amendment and the Proposed Charter (the “Requisite Consent”);

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●	no judgment by any court or governmental entity of competent jurisdiction or other legal restraint or prohibition enjoining or preventing the consummation of the Merger is in effect, and no law or judgment has been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits or makes illegal the consummation of the Merger;

●	the closing of the PIPE Transaction shall have been consummated in accordance with its terms;

●	the Charter Amendment has been filed and become effective;

●	all conditions precedent to the closing of the Exok Transaction, other than the consummation of the Merger and the deliveries and actions to be made and performed at such closing, have been satisfied or waived by the applicable persons;

●	the required consents and governmental authorizations have been obtained and are in full force and effect;

●	the Lock-up Agreements (as defined below) in the form attached to the Merger Agreement have been duly executed and provided by the required parties and are in full force and effect;

●	this information statement was mailed to the Company’s stockholders at least 20 days prior to the Closing Date, and the consummation of the Merger is permitted by Regulation 14C of the Exchange Act;

●	the Stockholders Agreement (as defined below) in the form attached to the Merger Agreement has been duly executed by the Company and the other parties thereto and is in full force and effect;

●	the accuracy of the representations and warranties of the other party contained in the Merger Agreement as of the date on which the Merger Agreement was entered into and as of the date on which the Merger is completed, subject to the materiality standards provided in the Merger Agreement (and the receipt of an officer’s certificate from the other party to such effect);

●	the performance by the other party in all material respects of all obligations, covenants and agreements required to be performed by it under the Merger Agreement at or prior to the date on which the Merger is completed (and the receipt of an officer’s certificate from the other party to such effect); and

●	since the date of the Merger Agreement, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on any party (and each party has provided an officer’s certificate to the other party to such effect).

In addition, Prairie’s obligation to complete the Merger is subject to the satisfaction or waiver, at or prior to the Effective Time, of the condition that (i) no more than 20% of the Out-of-the-Money Options outstanding as of June 30, 2022 will be outstanding as of the Closing Date and (ii) no more than 20% of the Out-of-the-Money Warrants outstanding as of the Merger Agreement will be outstanding as of the Closing Date.

The Company cannot provide assurance as to when or if all of the conditions to the Merger can or will be satisfied or waived by the appropriate party.

Stockholders Agreement

Pursuant to the Merger Agreement, each of the Company, Bristol Investment Fund, Ltd. (“Bristol”), Paul L. Kessler, Gary C. Hanna and Edward Kovalik will enter into the Stockholders Agreement (the “Stockholders Agreement”) prior to the Effective Time whereby the parties thereto will use reasonable best efforts, including taking certain necessary actions, to cause the New Board to cause certain nominees to be elected to serve as a director on the New Board under the following conditions: (a) one nominee designated by Bristol and Paul L. Kessler, collectively, so long as Bristol, Paul L. Kessler and their respective affiliates collectively beneficially own at least 50% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (b) four nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 50% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (c) three nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 40% (but less than 50%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (d) two nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 30% (but less than 40%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; and (e) one nominee designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 20% (but less than 30%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date.

For more information about the Stockholders Agreement, see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements —Stockholders Agreement.”

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Support Agreements

Certain holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Convertible Debentures have each entered into support agreements (collectively, the “Support Agreements”) pursuant to which each such holder has agreed to convert its (i) respective shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and (ii) applicable Convertible Debentures into shares of Common Stock as of the Effective Time.

Under the respective Support Agreements, the applicable holders agreed to a decrease in the stated value of the Series B Preferred Stock by 10%, a decrease in the stated value of the Series C Preferred Stock by 20% and a reduction in the principal balance of the Convertible Debentures by 20%. Holders of the Series B Preferred Stock and Series C Preferred Stock agreed to convert their respective shares into Common Stock immediately prior to the Closing at the lower of (i) the respective conversion prices or (ii) the lowest per share valuation attributed to the Common Stock in the Merger.

Under the Support Agreements, the applicable holders have also agreed (i) to use their reasonable best efforts to cooperate fully with the Company in connection with the Merger, any financing in support of the Merger and the transaction contemplated thereby, including any reasonable request for a lock-up agreement necessary to facilitate such financing, and (ii) not to initiate, solicit, encourage or facilitate any inquiries or engage in discussions with any third party relating to alternative business combinations.

For more information about the Support Agreements, see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements —Support Agreements.”

Lock-up Agreements

Pursuant to the Merger Agreement, certain executive officers and directors of the Company and the Prairie Members will execute lock-up agreements prior to the Closing(collectively, the “Lock-up Agreements”) that impose a lock-up on any sale of shares of Common Stock until 180 days after Closing, subject to certain exceptions.

For more information about the Lock-up Agreements, see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements — Lock-up Agreements.”

PIPE Agreements

Creek Road is in negotiations with certain investors and intends to enter into separate PIPE Agreements with each PIPE Investor prior to the Closing. Creek Road intends to sell to the PIPE Investors an aggregate of at least 6,000,000 shares of Common Stock for a purchase price of $5.00 per share and an aggregate of at least 6,000,000 PIPE Warrants to purchase shares of Common Stock at an exercise price of $6.00 per share, for aggregate gross proceeds of at least $30.0 million. As of the date of the execution of the Merger Agreement, no definitive agreements have been executed with such investors. There is no guarantee that Creek Road will be able to successfully raise $30.0 million in the PIPE Transaction.

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The closing of a PIPE Transaction with aggregate gross proceeds of $30.0 million is a condition to closing the Merger. The purpose of the PIPE Transaction is to raise capital to acquire the Exok Assets (as defined in the section entitled “The Merger Agreement and the Transactions —Exok Agreement”) and for use by the combined company following the Closing. In connection with the PIPE Transaction, the PIPE Investors will enter into registration rights agreements with Creek Road at the Closing containing customary terms.

Upon closing of the PIPE Transaction, Creek Road will issue to Roth Capital Partners warrants to purchase shares of Common Stock at an exercise price of $6.00 per share in an amount equal to 10% of the shares of Common Stock issued in the PIPE Transaction for its role as placement agent in the PIPE Transaction.

For more information about the PIPE Agreements, see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements — PIPE Agreements.”

Exok Agreement

Concurrently with the execution of the Merger Agreement, Prairie entered into the Exok Agreement, pursuant to which Exok agreed to sell to Prairie, and Prairie agreed to purchase from Exok, certain oil and gas leases, including all of Exok’s right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records (collectively, and as described more fully in the section entitled “The Merger Agreement and the Transactions — Summary of the Exok Assets,” the “Exok Assets”). The effective date of conveyance of the Exok Assets will be October 15, 2022.

As consideration for the Exok Assets, Prairie has agreed to pay Exok a total amount of $28,182,000 at the closing of the Exok Transaction, which amount will be payable as (a) $24,000,000 in cash and (b) the issuance of $4,182,000 in total equity consideration, consisting of (i) 836,400 shares of Common Stock and (ii) 836,400 warrants to purchase 836,400 shares of Common Stock at the exercise price of $6.00 per share.

For more information about the Exok Agreement, see the section entitled “The Merger Agreement and the Transactions — Other Transaction Agreements — Exok Agreement.”

Summary Unaudited Pro Forma Condensed Combined Financial Information

The following summary unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” and presents the combination of historical financial information of Creek Road and Prairie, adjusted to give effect to the Transactions.

The summary unaudited pro forma condensed combined financial information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information appearing elsewhere in this information statement and accompanying notes in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.” The unaudited pro forma condensed combined financial information is based on, and should be read in conjunction with, (a) Creek Road’s audited historical consolidated financial statements and related notes included in its Annual Report on Form 10-K for the fiscal year ended 2021, filed with the SEC on March 31, 2022, (b) Creek Road’s unaudited historical condensed consolidated financial statements and related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2022, filed with the SEC on August 15, 2022, (c) Prairie’s audited financial statements for the period from June 7, 2022 (inception) to June 30, 2022 and related notes included as Annex D in this document and (d) the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Prairie” included in this document.

For further information, see “Unaudited Pro Forma Condensed Combined Financial Information” below.

Combined Pro Forma
Summary Unaudited Pro Forma Condensed Combined Statement of Operations For the Six Months Ended June 30, 2022
Total operating expenses	5,488,826
Loss from continuing operations	(5,303,286)
Net loss	(5,321,018)
Earnings (loss) per share, basic and diluted	(0.35)
Weighted average common shares outstanding, basic and diluted	15,836,400
Summary Unaudited Pro Forma Condensed Combined Balance Sheet As of June 30, 2022
Total assets	59,888,148
Total liabilities	1,963,802
Total stockholders’ equity	57,924,346

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Interests of Certain Persons in the Merger Agreement and Related Party Transactions

Members of our Board, our executive officers and members of Prairie have interests in the Merger Agreement and the Transactions other than their interests as Creek Road stockholders. These interests may be different from, or in addition to, your interests as Creek Road stockholders. Our Board was aware of and considered these potential interests, among other matters, in evaluating, negotiating and approving the Merger Agreement, the PIPE Transaction and related transactions.

These interests are described in more detail in the sections entitled, see “Risk Factors — Risks Relating to the Transactions — Some of our officers and directors have interests in the Transactions that are different from those of our stockholders,” “The Merger Agreement and the Transactions — Interests of Certain Persons in the Merger Agreement and Related Party Transactions” and “The Merger Agreement and the Transactions — Recommendation of the Board of Directors and Their Reasons for the Merger Agreement and the Transactions” below.

Reasons for the Merger Agreement and the Transactions

Our Board considered a variety of factors in reaching its conclusion to approve the Merger Agreement and the related transactions, including the PIPE Transaction, including:

●	our Board’s familiarity with, and information provided by our management as to, the business, financial condition, results of operations, current business strategy and future prospects of the Company, as well as the risks involved in achieving those prospects and objectives;

●	the ability of Creek Road to continue as a going concern without additional equity and/or debt financing;

●	the implied valuation for Creek Road in the Transactions;

●	the implied valuation for Prairie in the Transactions after giving effect to the acquisition of the Exok Assets;

●	the Exok Assets; and

●	the selection of Prairie as a business combination candidate was reached after exploring various other strategic alternatives.

We have carefully considered these and other factors in deciding to proceed with the Transactions. See “The Merger Agreement and the Transactions — Background of the Merger Agreement” and “The Merger Agreement and the Transactions — Recommendation of the Board of Directors and Their Reasons for the Merger Agreement and the Transactions” below.

Accounting Treatment and Considerations

The Merger will be recorded by Creek Road as a reverse asset acquisition in accordance with U.S. GAAP. For accounting purposes, Prairie is considered to be acquiring Merger Sub in the Merger. The Merger is expected to be accounted for as a reverse asset acquisition under existing U.S. GAAP, which is subject to change and interpretation.

For further information, see “The Merger Agreement and the Transactions — Accounting Treatment and Considerations” below.

No Dissenters’ Rights or Appraisal Rights

Creek Road stockholders will not be entitled to exercise dissenters’ rights or appraisal rights with respect to the Merger Agreement or the Transactions.

For further information, see “The Merger Agreement and the Transactions — No Dissenters’ Rights or Appraisal Rights” below.

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CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Certain statements discussed in this information statement constitute forward-looking statements, about our expectations, beliefs or intentions regarding, among other things, our and Prairie’s product development efforts, business, financial condition, results of operations, strategies or prospects. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. These forward-looking statements may be included in, but are not limited to, various filings made by us with the SEC, press releases or oral statements made by or with the approval of one of our authorized executive officers. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our or Prairie’s actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the factors summarized below. Important risks, uncertainties, and other factors that could cause Creek Road’s or Prairie’s actual results or conditions to differ materially from forward-looking statements include, among others, the risks summarized in the section entitled “Risk Factors” of this information statement.

You are cautioned not to place undue reliance on forward-looking statements. Creek Road makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If Creek Road were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that Creek Road would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

In addition, Creek Road cautions you that the forward-looking statements regarding Creek Road and PrairieCo, which are contained in this information statement, are subject to the following factors:

●	the occurrence of any event, change or other circumstances that could delay the Transactions or give rise to the termination of the Merger Agreement and the other agreements related to the Transactions (including catastrophic events, acts of terrorism, the outbreak of war, the novel coronavirus pandemic (“COVID-19”) and/or any other pandemic and other public health events), as well as management’s response to any of the foregoing;

●	the outcome of any legal proceedings that may be instituted against Creek Road, Creek Road’s directors and officers, Prairie and Prairie’s management following announcement of the Transactions;

●	any litigation relating to the Transactions;

●	the inability to complete the Transactions due to the failure to satisfy the conditions to the Closing in the Merger Agreement, the Exok Agreement and the PIPE Agreements;

●	the risk that Creek Road may not be able to obtain the financing necessary, including the PIPE Transaction, to consummate the Merger or the Exok Transaction;

●	PrairieCo’s ability to realize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of PrairieCo to grow and manage growth profitably following the Merger;

●	costs related to the Transactions;

●	PrairieCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Merger;

●	changes in applicable laws or regulations;

●	competition from companies with greater resources and financial strength in the industries in which PrairieCo will operate;

●	the possibility that a catastrophic event, pandemic, or other economic, business or competitive factors may adversely affect the results of operations, financial position and cash flows of Creek Road or PrairieCo; and

●	other factors detailed in the section entitled “Risk Factors.”

You should carefully review the section entitled “Risk Factors” of this information statement and the other risk factors set forth in the periodic and other filings of Creek Road with the SEC, for a discussion of these and other risks that relate to Creek Road’s business, an investment in shares of Common Stock, the Merger Agreement and the Transactions.

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RISK FACTORS

Because of the following factors, as well as other variables affecting our (and, following the Closing, PrairieCo’s) business, operating results or financial condition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. Creek Road stockholders should carefully read the following risk factors and all of the information contained in or incorporated by reference herein, including, but not limited to, the matters addressed in “Cautionary Note on Forward-Looking Statements” as well as Creek Road’s other filings with the SEC incorporated herein by reference. Please see “Where You Can Find More Information.”

Risks Relating to the Transactions

The Transactions are subject to closing conditions and may not be completed and the Merger Agreement may be terminated in accordance with its terms.

The Transactions are subject to closing conditions, described in “The Merger Agreement and the Transactions—Closing Conditions,” that must be satisfied or waived prior to the completion of the Transactions, including the closing of a PIPE Transaction for aggregate proceeds of at least $30 million. Many of the closing conditions are not within our control. As of the date of the execution of the Merger Agreement, no definitive agreements with potential investors have been executed in connection with the PIPE Transaction. No assurance can be given that the required conditions to the Closing will be satisfied in a timely manner or at all or that we will successfully raise $30 million in the PIPE Transaction. If we do not consummate a PIPE Transaction for aggregate proceeds of at least $30 million, we may be unable to consummate the Merger and the Exok Transaction. Any delay in completing the Transactions could cause the combined company not to realize, or to be delayed in realizing, some or all of the benefits that we expect to achieve if the Transactions are successfully completed within their expected time frame.

Additionally, either party may terminate the Merger Agreement under certain circumstances, including, among other reasons, if the Transactions are not completed by 180 days after the date of the Merger Agreement (the “Termination Date”). Moreover, if the Transactions are not completed for any reason, our ongoing business may be adversely affected and, without realizing any of the expected benefits of having completed the Transactions, we would be subject to a number of risks, including the following:

●	we may experience negative reactions from the financial markets, including negative impacts on our stock price;

●	we may experience negative reactions from our customers, suppliers, distributors and employees;

●	we will be required to pay our costs relating to the Transactions, such as financial advisory, legal, financing and accounting costs and associated fees and expenses, whether or not the Transactions are completed;

●	the market price of our Common Stock could decline to the extent that the current market price reflects a market assumption that the Transactions will not be completed;

●	the Merger Agreement places certain restrictions on the conduct of our business prior to completion of the Transactions and such restrictions, the waiver of which are subject to the consent of Prairie, may prevent us from taking actions during the pendency of the Transactions that would be beneficial; and

●	matters relating to the Transactions will require substantial commitments of time and resources by management, which could otherwise have been devoted to day-to-day operations or to other opportunities that may have been beneficial to us as an independent company.

We may waive one or more of the conditions to the Merger.

We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Merger, to the extent permitted by our Charter, bylaws and applicable laws. For example, it is a condition to our obligation to close the Merger that certain of Prairie’s representations and warranties be true and correct to the standards applicable to such representations and warranties. However, if the Board determines that it is in the best interests of Creek Road to proceed with the Merger, then the Board may elect to waive that condition and close the Merger.

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We may not achieve the perceived benefits of the Transactions and the market price of our Common Stock following the Transactions may decline.

The market price of our Common Stock may decline as a result of the Transactions for a number of reasons, including if: investors react negatively to the prospects of the Company’s business; the effect of the Transactions on the Company’s business and prospects is not consistent with the expectations of our management or of financial or industry analysts; or the Company does not achieve the perceived benefits of the Transactions as rapidly or to the extent anticipated by our management or financial or industry analysts.

Some of our officers and directors have interests in the Transactions that are different from those of our stockholders.

Certain of our officers and directors (some of whom will be, following the Closing Date, former officers or directors) participate in arrangements that provide them with interests in the Transactions that are different from, or in addition to, the interests of our stockholders. These interests include the assignment of Converted Options to and continued service of our Executive Chairman, Paul L. Kessler, as a director of PrairieCo; the indirect majority ownership of our Series A Preferred Stock by Mr. Kessler and John D. Maatta, our Chief Executive Officer; Mr. Kessler’s indirect ownership of a Convertible Debenture with an initial principal balance of $2.5 million; indemnification and insurance of our directors and executive officers; the expected participation of Bristol in the PIPE Transaction; the assignment of certain overriding royalty interests under the Exok Assets to Mr. Kessler following the Closing; and the ability of Bristol, an entity controlled by Mr. Kessler, to designate nominees to the New Board so long as it beneficially owns a certain percentage of shares. For more information, please see the section entitled “The Merger Agreement and the Transactions — Interests of Certain Persons in the Merger Agreement and Related Party Transactions — Creek Road.”

Prairie is not a publicly traded company, making it difficult to determine the fair market value thereof.

The outstanding share capital of Prairie is not traded on any public market, which makes it difficult to determine the fair market value of Prairie. There can be no assurance that the Merger Consideration issued to the Prairie Members will not exceed the actual value of Prairie.

Our stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, PrairieCo following the Closing as compared to their current ownership and voting interest in Creek Road.

Following the consummation of the Transactions, our pre-closing stockholders will own a smaller percentage of PrairieCo as compared to their pre-closing ownership in Creek Road. Immediately following the Closing Date, the Prairie Members will beneficially own approximately 15.58% of our Common Stock, while Creek Road pre-closing stockholders will own approximately 31.16% of the outstanding Common Stock. In addition, assuming we consummate the PIPE Transaction for aggregate gross proceeds of $30.0 million concurrently with the Merger, the PIPE Transaction is expected to be dilutive to existing stockholders and the PIPE Investors will own approximately 46.74% of the outstanding Common Stock, and Exok will be issued shares of Common Stock in connection with the Exok Transaction resulting in Exok owning approximately 6.52% of the outstanding Common Stock. Consequently, the pre-closing stockholders as a group have less influence over the management and policies of the Company after the Transactions.

Our pre-closing stockholders may not realize a benefit from the Transactions commensurate with the ownership dilution they will experience in connection with the Transaction.

If the Company is unable to realize the strategic and financial benefits currently anticipated from the Transactions, our pre-closing stockholders will have experienced substantial dilution of their ownership interests without receiving the expected commensurate benefit, or only receiving part of the commensurate benefit to the extent the Company is able to realize only part of the expected strategic and financial benefits currently anticipated from the Transactions.

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Our business and financial condition will be materially adversely affected if we are required to register as an investment company under the Investment Company Act.

Creek Road is not, and does not intend to become, an “investment company” as defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). Although the SEC and courts are providing increasing guidance on the treatment of cryptocurrencies for purposes of federal securities law, this continues to be an evolving area of law. Therefore, it is possible that the SEC or a court could take a position that may be adverse to the position Creek Road has taken on these matters. If Creek Road were required to register as an investment company but fails to do so, the consequences may be severe. Among the various remedies it may pursue, the SEC may seek an order of a court to enjoin Creek Road from continuing to operate as an unregistered investment company. In addition, all contracts that Creek Road has entered into in the course of its business, including securities that it has offered and sold to investors, will be rendered unenforceable except to the extent of any equitable remedies that might apply. An affected investor in such case may pursue the remedy of rescission. If Creek Road were to register as an investment company, it may be forced to significantly change its structure and operations in order to comply with the substantive requirements of the Investment Company Act. In particular, Creek Road may be forced to change its capital structure in order to satisfy the limits on leverage and classes of securities imposed by the Investment Company Act, modify the composition of its Board in order to maintain the required number of independent directors and the requirements of “independence” set forth in rules under the Investment Company Act, restrict transactions that it may engage in with affiliated persons, fair value its assets in the manner required by the Investment Company Act, adopt a code of ethics to comply with restrictions on personal trading by officers and employees of Creek Road, etc. Compliance with the requirements of the Investment Company Act applicable to registered investment companies may make it difficult for Creek Road to continue its current operations or, following the Closing Date, its operations as a company that is engaged in the business of developing blockchain infrastructure and in activities related to cryptocurrency mining.

Litigation relating to the Transactions could result in an injunction preventing the completion of the Merger, require us to incur significant costs and suffer management distraction.

We could be subject to demands or litigation related to the Transactions, even if they were consummated. Such actions may result in substantial costs to us and divert management time and resources. Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into acquisition, merger or other business combination agreements. Even if such a lawsuit is without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition.

Lawsuits that may be brought against us or our directors could also seek, among other things, injunctive relief or other equitable relief, including a request to rescind parts of the Merger Agreement already implemented and to otherwise enjoin the parties from consummating the Merger. Consequently, if a plaintiff is successful in obtaining an injunction prohibiting the completion of the Merger, that injunction may delay or prevent the Merger from being completed within the expected timeframe or at all, which may adversely affect our business, financial position and results of operation.

There can be no assurance that any of the defendants will be successful in the outcome of any pending or any potential future lawsuits. The defense or settlement of any lawsuit or claim that remains unresolved at the time the Merger is completed may adversely affect our business, financial condition, results of operations and cash flows.

Uncertainties associated with the Merger may cause a loss of our management personnel and other key employees, which could adversely affect the future business and operations of the combined company following the Merger.

We are dependent on the experience and industry knowledge of our officers and other key employees to execute our business plans. The combined company’s success after the Merger will depend in part upon our ability to retain key management personnel and other key employees. Current and prospective employees of Creek Road may experience uncertainty about their roles within the combined company following the Merger or other concerns regarding the timing and completion of the Merger or the operations of the combined company following the Merger, any of which may have an adverse effect on our ability to retain or attract key management and other key personnel. If we are unable to retain personnel, including key management, who are critical to the future operations of the company, we could face disruptions in our operations, loss of existing customers, loss of key information, expertise or know-how and unanticipated additional recruitment and training costs. In addition, the loss of key personnel could diminish the anticipated benefits of the Merger. No assurance can be given that the combined company, following the Merger, will be able to retain or attract key management personnel and other key employees to the same extent that we have previously been able to retain or attract employees.

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We will incur significant transaction costs in connection with the Transactions.

We have and expect to incur significant, non-recurring costs in connection with consummating the Transactions. Except as otherwise provided in the Merger Agreement, all direct and indirect expenses incurred in connection with the preparation and negotiation of the Merger Agreement and the consummation of the transactions contemplated thereby will be paid by the party incurring such expense. All amounts relating to any financial, legal, accounting or other advisor, and all other transaction fees and expenses incurred by the Company or Prairie in connection with the Merger Agreement and the transactions contemplated thereby, will be paid by the combined company in full at the Closing.

The unaudited pro forma condensed combined financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information for PrairieCo following the Merger in this information statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Merger been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Risks Relating to the Exok Assets

Oil, natural gas and NGL prices are highly volatile. An extended decline in commodity prices may adversely affect our business, financial condition or results of operations and our ability to meet our capital expenditure obligations and financial commitments.

Following the Transactions and the acquisition and development of the Exok Assets, a portion of our revenues, profitability and cash flows will depend upon the prices for oil, natural gas and natural gas liquids (“NGL”). The prices we would receive for oil, natural gas and NGL production are volatile and a decrease in prices can materially and adversely affect our financial results and impede our growth, including our ability to maintain or increase our borrowing capacity, to repay current or future indebtedness and to obtain additional capital on attractive terms. Changes in oil, natural gas and NGL prices have a significant impact on the amount of oil, natural gas and NGL that we can produce economically, the value of our reserves and on our cash flows. Historically, world-wide oil, natural gas and NGL prices and markets have been subject to significant change and may continue to change in the future. Prices for oil, natural gas and NGLs may fluctuate widely in response to relatively minor changes in supply and demand, market uncertainty and a variety of additional factors that are beyond our control, such as:

●	the domestic and foreign supply of and demand for oil, natural gas and NGL;

●	the price and quantity of foreign imports of oil, natural gas and NGL;

●	political and economic conditions and events in foreign oil and natural gas producing countries, including embargoes, continued hostilities in the Middle East, Ukraine and other sustained military campaigns, the armed conflict in Ukraine and associated economic sanctions on Russia, conditions in South America, Central America, China and Russia, and acts of terrorism or sabotage;

●	the ability of and actions taken by members of Organization of the Petroleum Exporting Countries and other oil-producing nations in connection with their arrangements to maintain oil prices and production controls;

●	the impact on worldwide economic activity of an epidemic, outbreak or other public health events, such as COVID-19;

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●	the proximity of our production to and capacity of oil, natural gas and NGL pipelines and other transportation and storage facilities;

●	federal regulations applicable to exports of liquefied natural gas (“LNG”), including the export of the first quantities of LNG liquefied from natural gas produced in the lower 48 states of the United States;

●	the level of consumer product demand;

●	weather conditions;

●	U.S. and non-U.S. governmental regulations, including environmental initiatives and taxation;

●	overall domestic and global economic conditions;

●	the value of the dollar relative to the currencies of other countries;

●	stockholder activism or activities by non-governmental organizations to restrict the exploration, development and production of oil, natural gas and NGL to minimize emissions of carbon dioxide, a GHG;

●	technological advances affecting energy consumption and energy supply;

●	the price and availability of alternative fuels; and

●	the impact of energy conservation efforts.

Drilling for and producing oil and gas wells is a high-risk activity with many uncertainties that could adversely affect our business, financial condition or results of operations.

Drilling oil and gas wells, including development wells, involves numerous risks, including the risk that we may not encounter commercially productive oil, natural gas and NGL reserves (including “dry holes”). We must incur significant expenditures to drill and complete wells, the costs of which are often uncertain. It is possible that we will make substantial expenditures on drilling and not discover reserves in commercially viable quantities.

Specifically, we often are uncertain as to the future cost or timing of drilling, completing and operating wells, and our drilling operations and those of our third-party operators may be curtailed, delayed or canceled. The cost of our drilling, completing and operating wells may increase and our results of operations and cash flows from such operations may be impacted, as a result of a variety of factors, including:

●	unexpected drilling conditions;

●	title problems;

●	pressure or irregularities in formations;

●	equipment failures or accidents;

●	adverse weather conditions, such as winter storms, flooding and hurricanes, and changes in weather patterns;

●	compliance with, or changes in, environmental laws and regulations relating to air emissions, hydraulic fracturing and disposal of produced water, drilling fluids and other wastes, laws and regulations imposing conditions and restrictions on drilling and completion operations and other laws and regulations, such as tax laws and regulations;

●	the availability and timely issuance of required governmental permits and licenses; and

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●	the availability of, costs associated with and terms of contractual arrangements for properties, including mineral licenses and leases, pipelines, rail cars, crude oil hauling trucks and qualified drivers and related services, facilities and equipment to gather, process, compress, store, transport and market crude oil, natural gas and related commodities.

The failure of the combined company to recover its investment in the Exok Assets, increases in the costs of our drilling operations or those of third-party operators, and/or curtailments, delays or cancellations of its drilling operations or those of its third-party operators in each case due to any of the above factors or other factors, may materially and adversely affect the combined company’s business, financial condition and results of operations.

The Exok Assets currently have no producing properties and there is no assurance that we will be able to successfully drill producing wells. If the Exok Assets are not commercially productive of crude oil or natural gas, any funds spent on exploration and production may be lost.

All of the Exok Assets are in the pre-production stage and there is no assurance that we will be able to successfully drill producing wells. We are dependent on establishing sufficient reserves at the Exok Assets for additional cash flow and a return of our investment. If the Exok Assets are not economic, all of the funds that we have invested, or will invest, will be lost. In addition, the failure of the Exok Assets to produce commercially may make it more difficult for us to raise additional funds in the form of additional sale of our equity securities or working interests in other property in which we may acquire an interest.

Risks Relating to the Combined Company

Since we will operate a new business and have no operating history related to the exploration and production of oil and gas assets, investors have no basis to evaluate our ability to operate profitability.

We began cryptocurrency mining operations in October 2021 and have not generated any revenue in the exploration and production of oil and gas assets to date. We face many of the risks commonly encountered by other new businesses, including the lack of an established operating history, need for additional capital and personnel, and competition. There is no assurance that our business will be successful or that we can ever operate profitably. We may not be able to effectively manage the demands required of a new business in a new industry, such that we may be unable to successfully implement our business plan or achieve profitability.

Our plan to develop the Exok Assets may require substantial additional capital, which we may be unable to raise on acceptable terms in the future.

We plan to develop the Exok Assets after Closing. Obtaining seismic data, as well as exploration, development and production activities entail considerable costs, and we may need to raise substantial additional capital, through future private or public equity offerings, strategic alliances or debt financing.

Our future capital requirements will depend on many factors, including:

●	the scope, rate of progress and cost of our exploration, appraisal, development and production activities;

●	oil and natural gas prices;

●	our ability to locate and acquire hydrocarbon reserves;

●	our ability to produce oil or natural gas from those reserves;

●	the terms and timing of any drilling and other production-related arrangements that we may enter into;

●	the cost and timing of governmental approvals and/or concessions; and

●	the effects of competition by larger companies operating in the oil and gas industry.

Even if we succeed in selling additional equity securities to raise funds, at such time the ownership percentage of our existing stockholders would be diluted, and new investors may demand rights, preferences or privileges senior to those of existing stockholders. If we raise additional capital through debt financing, the financing may involve covenants that restrict our business activities. If we are not successful in raising additional capital, we may be unable to continue our future exploration, development and production activities.

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We will face strong competition from other oil and gas companies.

We will encounter competition from other oil and gas companies in all areas of our operations, including the acquisition of exploratory prospects and proven properties. Our competitors include major integrated oil and gas companies and numerous independent oil and gas companies, individuals and drilling and income programs. Many of our competitors are large, well-established companies that have been engaged in the oil and gas business much longer than we have and possess substantially larger operating staffs and greater capital resources than we do. These companies may be able to pay more for exploratory projects and productive oil and gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, these companies may be able to expend greater resources on the existing and changing technologies that we believe are and will be increasingly important to attaining success in the industry. Such competitors may also be in a better position to secure oilfield services and equipment on a timely basis or on favorable terms. These companies may also have a greater ability to continue drilling activities during periods of low oil and gas prices, such as the current commodity price environment, and to absorb the burden of current and future governmental regulations and taxation. We may not be able to conduct our operations, evaluate and select suitable properties and consummate transactions successfully in this highly competitive environment.

Government regulation and liability for oil and natural gas operations and environmental matters may adversely affect our business and results of operations.

If we are successful in our exploration, production and development activities, we will be subject to extensive federal, state, and local government regulations, which may change from time to time. Matters subject to regulation include discharge permits for drilling operations, drilling bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties, and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of oil and natural gas from wells below actual production capacity in order to conserve supplies of oil and natural gas. There are federal, state, and local laws and regulations primarily relating to protection of human health and the environment applicable to the development, production, handling, storage, transportation, and disposal of oil and natural gas, by-products thereof, the emission of CO2 or other greenhouse gases, and other substances and materials released, produced or used in connection with oil and natural gas operations. These laws and regulations may affect the costs, manner, and feasibility of our operations by, among other things, requiring us to make significant expenditures in order to comply and restricting the areas available for oil and gas production. Failure to comply with these laws and regulations may result in substantial liabilities to third-parties or governmental entities. In addition, we may be liable for significant environmental damages and cleanup costs, without regard to fault, for releases of hazardous materials on or from property we own or operate, even if we did not cause or contribute to the release. We are also subject to changing and extensive tax laws, the effects of which cannot be predicted. The implementation of new, or the modification of existing, laws or regulations, could have a material adverse effect on us, such as by imposing new emission controls, penalties, fines and/or fees, taxes and tariffs on carbon that could have the effect of raising prices to the end user and thereby reducing the demand for our products.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Company is providing the following unaudited pro forma condensed combined financial information to aid in the analysis of the financial aspects of the Transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” and presents the combination of historical financial information of Creek Road and Prairie, adjusted to give effect to the Transactions. The unaudited pro forma condensed combined balance sheet as of June 30, 2022 combines the historical balance sheet of Prairie as of June 30, 2022 with the historical balance sheet of Creek Road as of June 30, 2022 on a pro forma basis as if the Transactions, summarized below, had been consummated on June 30, 2022.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 combine the historical statements of operations of Prairie and the historical statements of operations of Creek Road for such periods on a pro forma basis as if the Transactions, summarized below, had been consummated on January 1, 2021, the beginning of the earliest period presented. Since Prairie was formed on June 7, 2022, there is no statement of operations for the year ended December 31, 2021 to include in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

The unaudited pro forma condensed combined financial information is based on, and should be read in conjunction with, (a) Creek Road’s audited historical consolidated financial statements and related notes included in its Annual Report on Form 10-K for the fiscal year ended 2021, filed with the SEC on March 31, 2022, (b) Creek Road’s unaudited historical condensed consolidated financial statements and related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2022, filed with the SEC on August 15, 2022, (c) Prairie’s audited financial statements for the period from June 7, 2022 (inception) to June 30, 2022 and related notes included as Annex D in this document and (d) the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Prairie” included in this document.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the financial condition or results of operations would have been had the Transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and analyses are performed.

The following describes the above entities:

Prairie

Prairie Operating Co., LLC is a limited liability company formed under the laws of the State of Delaware on June 7, 2022. Prairie has two members with each owning 50% of its membership interests. Prairie was formed for the purpose of acquiring and operating oil and gas properties in the United States. As of June 30, 2022, Prairie had not commenced any operations. All activity for the period from June 7, 2022 (inception) to June 30, 2022, relates to the Prairie’s formation, proposed merger and proposed acquisition of oil and gas properties. Prairie will not generate any operating revenues until it acquires oil and gas properties and commences operations. Prairie has selected December 31 as its fiscal year end.

Creek Road

Creek Road Miners, Inc. was incorporated in Delaware on May 2, 2001. Prior to cryptocurrency mining operations that began in October 2021, Creek Road produced live and virtual pop culture conventions and events and sold a gelatin machine and related consumables that were discontinued in 2021. In addition, Creek Road operated an eCommerce site selling pop culture memorabilia that was discontinued on June 30, 2022. Creek Road generates substantially all of its revenue through cryptocurrency earned through cryptocurrency mining activities.

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Description of the Merger

On October 24, 2022, Creek Road and Merger Sub entered into the Merger Agreement with Prairie pursuant to which, and subject to the terms and conditions contained therein, Merger Sub will merge with and into Prairie, with Prairie surviving the Merger as a wholly owned subsidiary of Creek Road.

The Prairie Members will receive the greater of (a) 2,000,000 shares of Common Stock and (b) the product of (x) the number of issued and outstanding shares of the Common Stock immediately following the consummation of the Restructuring Transactions multiplied by (y) 33.33%.

As of the Effective Time, the Company will assume and convert certain options to purchase membership interests of Prairie into restricted performance-based options to acquire shares of Common Stock (the “Converted Options”), which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time, except that (a) certain operating metrics must be met for the Converted Options to be exercisable, (b) the Converted Options, in the aggregate, will be exercisable for 8,000,000 shares of Common Stock and (c) the per share exercise price for each share of Common Stock issuable upon exercise of the Converted Options will equal $0.25.

Prior to the consummation of the PIPE Transaction, the Company will effectuate certain Restructuring Transactions. The Company’s outstanding Series A Preferred Stock (including dividends payable thereunder), Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures (including accrued interest payable thereunder), and certain warrants and certain convertible promissory notes will be converted into shares of Common Stock prior to the Closing pursuant to the Support Agreements. In addition, the Company will also convert certain accrued liabilities into shares of Common Stock, including outstanding Board fees and consulting fees. Thereafter, the Company will effectuate the Reverse Stock Split by filing of the Charter Amendment.

The Merger is expected to be accounted for as a reverse recapitalization under existing U.S. GAAP, which is subject to change and interpretation. For accounting purposes, Prairie is considered to be acquiring Merger Sub in the Merger.

Accordingly, for accounting purposes, the financial statements of PrairieCo will represent a continuation of the financial statements of Prairie with the acquisition being treated as the equivalent of Prairie issuing stock for the net assets of Creek Road, accompanied by a recapitalization. The net assets of Creek Road will be stated at fair value, with no goodwill or other intangible assets recorded.

The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information. The pro forma adjustments do not consider borrowings and financings that may have occurred subsequent to June 30, 2022, nor do they reflect anticipated financings that may occur in the normal course of business.

22

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
as of June 30, 2022

	Creek Road Miners, Inc. (Historical)	Prairie Operating Co., LLC (Historical)	Pro Forma Transaction Adjustments	Note	Combined Pro Forma
Assets
Current assets:
Cash and cash equivalents	$816,146	$—	$30,000,000	3a	$4,356,246
			-2,310,000	3b
			-24,000,000	3c
			-149,900	3d
Accounts receivable	—	—	—		—
Prepaid expenses	147,487	—	—		147,487
Deposits on mining equipment	4,673,680	—	—		4,673,680
Cryptocurrency	586	—	—		586
Current assets associated with discontinued operations	—	—	—		—
Total current assets	5,637,899	—	3,540,100		9,177,999
Other assets:
Property and equipment, net of accumulated depreciation	7,192,799	—	24,000,000	3c	35,374,799
			4,182,000	3e
Right of use asset, net of accumulated amortization	—	—	—		—
Investment	225,000	—	—		225,000
Deposits and other assets	110,350	—	—		110,350
Total assets	$13,166,048	$—	$31,722,100		$44,888,148
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued expenses	$1,889,091	$179,405	$-472,417	3f	$1,477,616
			-99,000	3g
			-19,463	3h
Accrued interest and expenses – related parties	2,640,515	474	-2,434,265	3i	474
			-206,250	3j
Note payable	588,643	—	-588,643	3k	0
Lease liability, current portion	—	—	—		—
Secured convertible debenture – related party	2,496,850	—	-2,496,850	3l	—
Current liabilities associated with discontinued operations	485,712	—	—		485,712
Total current liabilities	8,100,811	179,879	-6,316,888		1,963,802
Non-current liabilities:
Lease liability, long term portion	—	—	—		—
Secured convertible debenture – related party	2,496,850	—	-2,496,850	3l	—
SBA/PPP loans payable	149,900	—	-149,900	3d	—
Total non-current liabilities	2,646,750	—	-2,646,750	—
Total liabilities	10,747,561	179,879	-8,963,638		1,963,802
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 5,000,000 shares authorized:
Series A convertible preferred stock; $0.0001 par value; 500,000 shares authorized; at June 30, 2022	23	—	-23	3m	—
Series B convertible preferred stock; $0.0001 par value; 20,000 shares authorized; at June 30, 2022	—	—	—	3n	—
Series C convertible preferred stock; $0.0001 par value; 15,000 shares authorized; at June 30, 2022	1	—	-1	3o	—
Common stock; $0.0001 par value; 100,000,000 shares authorized; at June 30, 2022	1,251	—	33	3p	1,284
Additional paid-in capital	54,868,200	—	30,000,000	3a	95,553,929
			-2,310,000	3b
			4,182,000	3e
			472,417	3f
			99,000	3g
			19,463	3h
			2,434,265	3i
			206,250	3j
			588,643	3k
			4,993,700	3l
			23	3m
			1	3o
			-33	3p
Accumulated deficit	52,450,988	-179,879	—		-52,630,867
Total stockholders’ equity	2,418,487	-179,879	40,685,738		42,924,346
Total liabilities and stockholders’ equity	$13,166,048	$—	$31,722,100		$44,888,148

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2022

	Creek Road Miners, Inc. (Historical)	Prairie Operating Co., LLC (Historical)	Combined Pro Forma
Revenue:
Cryptocurrency mining	$509,647	$—	$509,647
Operating costs and expenses:
Cryptocurrency mining costs (exclusive of depreciation and amortization shown below)	786,758	—	786,758
Depreciation and amortization	329,040	—	329,040
Stock based compensation	2,389,241	—	2,389,241
General and administrative	1,697,769	179,879	1,877,648
Impairment of mined cryptocurrency	106,139	—	106,139
Total operating expenses	5,308,947	179,879	5,488,826
Loss from operations	(4,799,300)	(179,879)	(4,979,179)
Other income (expense):
Realized loss on sale of cryptocurrency	(131,075)	—	(131,075)
PPP loan forgiveness	197,662	—	197,662
Interest expense	(390,694)	—	(390,694)
Total other income (expense)	(324,107)	—	(324,107)
Loss from operations before provision for income taxes	(5,123,407)	—	(5,303,286)
Provision for income taxes	—	—	—
Loss from continuing operations	(5,123,407)	(179,879)	(5,303,286)
Discontinued operations:
Income (loss) from discontinued operations	(17,732)	—	(17,732)
Gain on sale of discontinued operations	—	—	—
Net income from discontinued operations	(17,732)	—	(17,732)
Net loss	$(5,141,139)	$(179,879)	$(5,321,018)
		—
Dividends on preferred stock	(184,602)	—	(184,602)
Earnings attributable to common stockholders	$(5,325,741)	$(179,879)	$(5,505,620)
Earnings (loss) per common share:
Earnings (loss) per share from continuing operations, basic and diluted	$(0.49)	$—	$(0.41)
Earnings per share from discontinued operations, basic and diluted	$—	$—	$—
Earnings (loss) per share, basic and diluted	$(0.49)	$—	$(0.41)
Weighted average common shares outstanding, basic and diluted	10,806,764	—	12,836,400

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Note 1. Basis of Pro Forma Presentation

The Merger is expected to be accounted for as a reverse recapitalization under existing U.S. GAAP, which is subject to change and interpretation. For accounting purposes, Prairie is considered to be acquiring Merger Sub in the Merger.

Accordingly, for accounting purposes, the financial statements of PrairieCo will represent a continuation of the financial statements of Prairie with the acquisition being treated as the equivalent of Prairie issuing stock for the net assets of Creek Road, accompanied by a recapitalization. The net assets of Creek Road will be stated at fair value, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 combine the historical statements of operations of Prairie and the historical statements of operations of Creek Road for such periods on a pro forma basis as if the Transactions had been consummated on January 1, 2021, the beginning of the earliest period presented. Since Prairie was formed on June 7, 2022, there is no statement of operations for the year ended December 31, 2021 to include in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

The unaudited pro forma condensed combined financial information is based on, and should be read in conjunction with, the audited historical financial statements of each of Prairie and Creek Road and the notes thereto, as well as the disclosures contained in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Prairie” contained elsewhere in this document.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the financial condition or results of operations would have been had the Transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and analyses are performed.

Note 2. Accounting Policies

Upon consummation of the Transactions, management is in the process of performing a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management has not identified differences that would have an impact on the unaudited pro forma condensed combined financial information.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of shares of Common Stock outstanding, assuming the Transactions occurred on January 1, 2021.

Note 3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2022 are as follows:

a)	Reflects expected gross proceeds from the PIPE Transaction of $30.0 million.

b)	Reflects placement agent fees and discounts and offering expenses of $2.31 million for the PIPE Transaction.

c)	Reflects payment to Exok in the amount of $24.0 million for leasehold acquisition of the Exok Assets.

d)	Reflects payment of SBA/PPP loan payable in the amount of $149,990.

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e)	Represents issuance of 836,400 shares of Common Stock to Exok amounting to $4.182 million.

f)	Reflects the conversion into shares of Common Stock of $472,417 of accrued dividends on Series A Preferred Stock.

g)	Reflects the conversion into shares of Common Stock of $99,000 of accrued Board fees.

h)	Reflects the conversion into shares of Common Stock of $19,463 of accrued dividends on Series B Preferred Stock.

i)	Reflects the conversion into shares of Common Stock of $2,434,265 in accrued interest on secured convertible debentures – related party.

j)	Reflects the conversion into shares of Common Stock of $206,250 in accrued consulting fees to a related party.

k)	Reflects the conversion into shares of Common Stock of a note payable amounting to $588,643 in outstanding principal and interest.

l)	Reflects the conversion into shares of Common Stock of $4.964 million in aggregate outstanding principal amount of secured convertible debentures – related party.

m)	Reflects the conversion into shares of Common Stock of 226,915 (all outstanding) Series A Preferred Stock.

n)	Reflects the conversion into shares of Common Stock of 1,400 (all outstanding) Series B Preferred Stock.

o)	Reflects the conversion into shares of Common Stock of 7,880 (all outstanding) Series C Preferred Stock.

p)	Reflects the net adjustment upon consummation of the Transactions to Common Stock par value of the Company that will net 12,836,400 shares of Common Stock at $0.0001 par value (4,000,000 shares of Common Stock outstanding following the Reverse Stock Split, 2,000,000 shares of Common Stock issued to Prairie, 6,000,000 shares of Common Stock issued in the PIPE Transaction, and 836,400 shares of Common Stock issued to Exok).

Note 4. PIPE Transaction

Projected gross cash proceeds of $30.0 million from the PIPE Transaction are included as a pro forma transaction adjustment in the unaudited condensed combined pro forma balance sheet. We are in negotiations with certain investors and intend to enter into separate PIPE Agreements with each PIPE Investor prior to the Closing. We intend to sell to the PIPE Investors an aggregate of at least 6,000,000 shares of Common Stock for a purchase price of $5.00 per share and an aggregate of at least 6,000,000 PIPE Warrants to purchase shares of Common Stock at an exercise price of $6.00 per share, for aggregate gross proceeds of at least $30.0 million. As of the date of the execution of the Merger Agreement, no definitive agreements have been executed with such investors. The anticipated use of funds from the PIPE Transaction is presented below:

Amount
Use of Funds:
Leasehold acquisition (Exok Assets)	$24,000,000
Estimated placement agent fees and discounts and offering expenses	2,310,000
Payment of SBA/PPP loan payable	149,900
Working capital	3,540,100
Total Use of Funds	$30,000,000

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THE MERGER AGREEMENT AND THE TRANSACTIONS

The following summary is not a complete description of all of the parties’ rights and obligations under the Merger Agreement, the Exok Agreement and any potential PIPE Agreements, and is qualified in its entirety by reference to the full text of such documents. Copies of the Merger Agreement and the Exok Agreement are filed as Exhibits 2.1 and 10.1 to the Form 8-K filed by Creek Road with the SEC on October 25, 2022. A copy of the form of the PIPE Agreement will be filed as an Exhibit to the Form 8-K to be filed by Creek Road with the SEC when, and if, such agreement is entered into. We encourage you to read carefully these documents in their entirety.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of terms are included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures contained in this information statement or in the public reports of the Company filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement. The Merger Agreement contains representations and warranties by the Company and Merger Sub, on the one hand, and by Prairie, on the other hand, made solely for the benefit of the parties to the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the parties thereto were qualified and subject to important limitations and qualifications agreed to in connection with negotiating the terms of the Merger Agreement. In particular, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this information statement, may have changed since the date of the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, Merger Sub or Prairie at the time they were made or otherwise.

Restructuring Transactions

Prior to the consummation of the PIPE Transaction, the Company will effectuate the following transactions (collectively, the “Restructuring Transactions”) in the order indicated below. The share amounts reflected below assume a Closing Date of November 30, 2022.

1.	The shares of Series A Preferred Stock (including all accrued dividends payable to the holders of Series A Preferred Stock), Series B Preferred Stock and Series C Preferred Stock issued and outstanding plus accrued dividends immediately prior to the relevant time of determination will be converted, in the aggregate, into an aggregate amount of 47,930,044 shares of Common Stock.

2.	The Convertible Debentures, including all accrued interest payable thereunder, outstanding immediately prior to the relevant time of determination will be converted, in the aggregate, into 38,963,313 shares of Common Stock.

3.	Certain warrants will be converted, in the aggregate, into 1,680,107 shares of Common Stock (assuming a VWAP of $0.24 on the Closing Date and as calculated in accordance with the terms of such warrants).

4.	Accrued fees payable to the Board in the amount of $88,200 will be converted into 441,000 shares of Common Stock.

5.	Accrued consulting fees of Creek Road in the amount of $240,000 payable to Bristol Capital, LLC will be converted into 1,200,000 shares of Common Stock.

6.	Amounts payable under that certain Convertible Promissory Note, dated as of August 24, 2022, payable by Creek Road will be converted into 3,099,807 shares of Common Stock.

7.	Amounts payable under that certain Convertible Promissory Note, dated as of September 8, 2022, payable by Creek Road will be converted into 1,930,866 shares of Common Stock.

8.	The Company will effectuate the Reverse Stock Split by filing of the Charter Amendment.

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The Merger Agreement

On October 24, 2022, Creek Road and Merger Sub entered into the Merger Agreement with Prairie pursuant to which, and subject to the terms and conditions contained therein, Merger Sub will merge with and into Prairie, with Prairie surviving the Merger as a wholly owned subsidiary of Creek Road.

Merger Consideration

The Prairie Members will receive the greater of (a) 2,000,000 shares of Common Stock and (b) the product of (x) the number of issued and outstanding shares of the Common Stock immediately following the consummation of the Restructuring Transactions multiplied by (y) 33.33%.

As of the Effective Time, the Company will assume and convert certain options to purchase membership interests of Prairie into restricted performance-based options to acquire shares of Common Stock, which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time, except that (a) certain operating metrics must be met for the Converted Options to be exercisable, (b) the Converted Options, in the aggregate, will be exercisable for 8,000,000 shares of Common Stock and (c) the per share exercise price for each share of Common Stock issuable upon exercise of the Converted Options will equal $0.25. The ability for these options to be exercised are conditioned on certain operating metrics being achieved. The operating metrics that must be met are a combination of average daily net production (daily produced BOE for a period of 30 days) meeting or exceeding certain quantities as outlined below, while also achieving minimum financial performance hurdles defined as Earnings Before Interest, Depreciation, Depletion and Amortization and Capital Expenditures (EBITDAX).

Average Daily Net BOE per day Hurdle	Minimum Annualized EBITDAX	Percentage of Options Becoming Exercisable
2,500 BOE/D	$5,000,000	10%
5,000 BOE/D	$10,000,000	20%
7,500 BOE/D	$15,000,000	30%
10,000 BOE/D	$20,000,000	40%

Ownership After the Closing

Immediately following the Closing Date, the Prairie Members are expected to own approximately 15.58% of the outstanding Common Stock, the Company’s existing stockholders are expected to own approximately 31.16% of the outstanding Common Stock, Exok is expected to own approximately 6.52% of the outstanding Common Stock and the PIPE Investors are expected to own approximately 46.74% of the outstanding Common Stock. This assumes (a) 12,836,400 shares of Common Stock outstanding as of the Closing consisting of (i) 6,000,000 shares of Common Stock issued in the PIPE Transaction, (ii) 836,400 shares of Common Stock issued to Exok pursuant to the Exok Transaction, (iii) 2,000,000 shares of Common Stock issued to the Prairie Members in the Merger and (iv) 4,000,000 shares of Common Stock outstanding after giving effect to the Restructuring Transactions, including the Reverse Stock Split, (b) 6,000,000 PIPE Warrants are issued in the PIPE Transaction, 600,000 warrants to purchase shares of Common Stock are issued to Roth Capital Partners at Closing and 836,400 warrants to purchase shares of Common Stock are issued to Exok pursuant to the Exok Transaction (c) no exercise or conversion of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures, In-the-Money-Warrants and certain convertible promissory notes and certain other accrued liabilities prior to the Restructuring Transactions, (d) no exercise of any other outstanding options or warrants of Creek Road prior to or in connection with Closing and (e) no other issuances of equity interests of Creek Road.

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Additionally, if we assume that all 7,436,400 warrants to purchase Common Stock and all 8,000,000 options issued in the Transactions, and all 98,494 Out-of-the-Money Options and Out-of-the-Money Warrants outstanding after the Closing, are exchanged for shares of Common Stock, then the Prairie Members are expected to own approximately 35.25% of the outstanding Common Stock, the Company’s existing stockholders are expected to own approximately 14.45% of the outstanding Common Stock, Exok is expected to own approximately 5.90% of the outstanding Common Stock, the PIPE Investors are expected to own approximately 42.30% of the outstanding Common Stock and Roth Capital Partners is expected to own approximately 2.11% of the outstanding Common Stock. The foregoing scenario assumes that PrairieCo achieves production of 10,000 barrels of oil equivalent per day resulting in 100% of the Converted Options becoming exercisable for 8,000,000 shares of Common Stock and a volume-weighted average price of the Common Stock on a pre-Reverse Stock Split basis of $0.24 per share on the Closing Date.

Closing of the Merger

Unless the Merger Agreement is terminated, as described in the section entitled “—Termination of the Merger Agreement,” the Closing will take place remotely via the electronic exchange of documents and signatures on the third business day after the satisfaction or waiver (to the extent permitted under applicable law) of all of the conditions described in the section entitled “—Closing Conditions” (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or permitted waiver thereof), unless another date, time or place is agreed to in writing by the Company and Prairie.

Effective Time of the Merger

The Merger will become effective at the time that the certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as the Company and Prairie agree and specify in the certificate of merger (the “Effective Time”).

Withholding

The Company, its affiliates, Prairie and any other applicable withholding agent will be entitled to deduct and withhold any amounts otherwise payable pursuant to the Merger Agreement to the extent required by applicable law. To the extent that amounts are so withheld and paid over to the appropriate governmental authority, such amounts will be treated for all purposes of the Merger Agreement as having been paid to the person with respect to which such deduction and withholding was made.

Representations and Warranties

The Merger Agreement contains representations and warranties made by each of the Company and Merger Sub, jointly and severally, regarding:

●	corporate matters, including due incorporation and qualification and subsidiaries;

●	authority relative to execution and delivery of the Merger Agreement and the enforceability thereof;

●	absence of conflicts with, or violations of, organizational documents or other obligations as a result of the Merger;

●	required governmental and other regulatory and self-regulatory filings and consents and approvals in connection with the Merger;

●	capitalization and ownership;

●	legal and regulatory proceedings;

●	certain material contracts;

●	insurance matters;

●	broker’s fees payable in connection with the Merger;

●	inapplicability of takeover statutes;

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●	compliance with applicable laws;

●	tax matters;

●	employee benefit matters;

●	real property;

●	intellectual property;

●	environmental matters;

●	business activity of Merger Sub;

●	SEC reports;

●	the accuracy of information supplied for inclusion in this information statement;

●	financial statements;

●	the absence of certain adverse changes or events;

●	digital wallets;

●	bitcoin miners;

●	ownership of digital assets;

●	the PIPE Transaction; and

●	the absence of other representations or warranties.

The Merger Agreement contains representations and warranties made by Prairie regarding:

●	corporate matters, including due organization and qualification and subsidiaries;

●	authority relative to execution and delivery of the Merger Agreement and the enforceability thereof;

●	absence of conflicts with, or violations of, organizational documents or other obligations as a result of the Merger;

●	required governmental and other regulatory and self-regulatory filings and consents and approvals in connection with the Merger;

●	capitalization and ownership;

●	the absence of other rights to acquire membership interests;

●	legal proceedings;

●	broker’s fees payable in connection with the Merger;

●	compliance with applicable laws;

●	tax matters;

●	business activity;

●	no beneficial ownership of the Company’s securities; and

●	the absence of other representations or warranties.

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Certain representations and warranties of the Company and Prairie are qualified as to “material adverse effect.” For purposes of the Merger Agreement, a “material adverse effect,” when used in reference to either the Company, Prairie, Merger Sub, the surviving entity in the Merger or the combined company, means any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, (i) prevents, materially delays or materially impairs such person’s ability to perform its obligations under the Merger Agreement or any and all agreements, certificates and other instruments to be delivered at Closing pursuant to the Merger Agreement, or the timely consummation of the transactions contemplated by the Merger Agreement or such other documents or (ii) has had or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or financial condition of such person and its subsidiaries taken as a whole.

However, a material adverse effect will not be deemed to include the impact of:

●	changes, after the date of the Merger Agreement, in U.S. GAAP or applicable regulatory accounting requirements or official interpretations thereof;

●	changes, after the date of the Merger Agreement, in laws, rules or regulations of general applicability to companies in the industries in which such party and its subsidiaries operate, or interpretations thereof by courts or governmental entities;

●	changes, after the date of the Merger Agreement, in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in economic, market (including equity, credit and debt markets, as well as changes in interest rates) or other general industry-wide conditions affecting the industries in which such party or its subsidiaries operate;

●	the announcement or the existence of, compliance with, pendency of or performance under, the Merger Agreement or the transactions contemplated thereby or the identity of the parties to the Merger Agreement or any of their affiliates (including the impact thereof on the relationships, contractual or otherwise, of a party or any of its subsidiaries with officers and employees, financing sources, customers, suppliers, vendors, service providers or other partners) (provided that this bullet will not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution of or performance under the Merger Agreement or the consummation of the transactions contemplated thereby);

●	the failure, in and of itself, to meet earnings projections, earnings guidance, budgets, expectations, estimates or internal financial forecasts, but not including any underlying causes thereof to the extent not otherwise excluded by any of the other bullets;

●	weather conditions or other acts of God; or

●	any action required to be taken by a party or any of its subsidiaries at the written request of the other party,

except, with respect to the first, second, third and sixth bullet, to the extent that the effects of such change are materially disproportionately adverse to the business, properties, results of operations or financial condition of such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate.

The representations and warranties in the Merger Agreement do not survive the Effective Time.

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Covenants and Agreements

Conduct of Businesses Prior to the Completion of the Merger

Each of the Company and Prairie has agreed that, prior to the Effective Time (or earlier termination of the Merger Agreement), subject to specified exceptions, it will, and will cause each of its respective subsidiaries to, without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed), use commercially reasonable efforts to (i) conduct its business in the ordinary course in all material respects and (ii) maintain and preserve intact its business organization, employees and advantageous business relationships.

Additionally, prior to the Effective Time (or earlier termination of the Merger Agreement), subject to specified exceptions, neither the Company nor Prairie may, and neither the Company nor Prairie may permit any of their respective subsidiaries to, without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed), take any of the following actions:

●	incur, assume, guarantee or become liable for any indebtedness, other than (x) any such indebtedness that will be discharged on or prior to the Closing, (y) guarantees, letters of credit, bonds or other sureties and performance guarantees entered into in the ordinary course of business and consistent with past practices or (z) any intercompany indebtedness;

●	adjust, split, combine or reclassify any capital stock or other securities, other than the Reverse Stock Split;

●	make, declare, pay or set a record date for any dividend, or any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or other equity or voting securities or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) or exchangeable into or exercisable for any shares of its capital stock or other equity or voting securities; grant any stock options, restricted stock units, performance stock units, phantom stock units, performance shares, restricted shares or other equity-based awards or interests (whether payable in shares, cash or otherwise), or grant any person any right to acquire any membership interests, in the case of Prairie, or shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, in the case of the Company;

●	issue, sell, transfer, encumber or otherwise permit to become outstanding any shares of capital stock or voting securities or equity interests or securities convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) or exchangeable into, or exercisable for, any shares of its capital stock or other equity or voting securities, including any membership interests, in the case of Prairie, or shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, in the case of the Company, or any options, warrants, or other rights of any kind to acquire any shares of capital stock or other equity or voting securities, including any membership interests, in the case of Prairie, or shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, in the case of the Company;

●	sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, rights or assets to any person, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business, consistent with past practices;

●	make any material investment in or material acquisition of (whether by purchase of stock or securities, contributions to capital, property transfers, merger or consolidation, or formation of a partnership, joint venture or otherwise) any other person or the property or assets of any other person, in each case other than, with respect to acquisitions of properties and assets, in the ordinary course of business, consistent with past practices;

●	except in the ordinary course of business consistent with past practice, (i) terminate, materially amend, assign (or assign any material rights under) or waive any material provision of, any contract material to the business of the Company or Prairie, as applicable, or make any material change in any instrument or agreement governing any contract material to the business of the Company or Prairie, as applicable, other than normal renewals of contracts and leases without material adverse changes of terms with respect to the Company or Prairie, as the case may be, or (ii) enter into any contract that would be considered material to the business of the Company or Prairie, as applicable;

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●	(i) enter into, adopt or terminate any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or individual consultant, other than in the ordinary course of business consistent with past practice, (ii) amend (whether in writing or through the interpretation of) any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or individual consultant, other than in the ordinary course of business consistent with past practice, (iii) materially increase the compensation or benefits payable to any current or former employee, officer, director or individual consultant (other than in connection with a relocation of an employee in the ordinary course of business or a bona fide promotion or change in responsibilities), (iv) pay or award, or commit to pay or award, any bonuses or incentive compensation other than in the ordinary course of business consistent with past practice, (v) grant or accelerate the vesting of any equity-based awards or other compensation, (vi) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (vii) terminate the employment or services of any officer or any employee whose target annual compensation (that is, base salary or wages plus annual bonus or other short-term cash incentive compensation) is greater than $150,000, other than for cause, or (viii) hire or promote any officer, employee or individual consultant who has (or, following such hire or promotion, would have) target annual compensation (that is, base salary or wages plus annual bonus or other short-term cash incentive compensation) greater than $150,000;

●	compromise, release, waive or settle any proceedings, except involving monetary remedies in an amount not in excess of $250,000 individually or $500,000 in the aggregate and that would not impose any material restriction on, or create any adverse precedent that would be material to, the business of the Company, Prairie, the surviving entity in the Merger or the combined company;

●	take any action or fail to take any action where such action or failure to act could reasonably be expected to impede or prevent the Merger from being treated as an exchange of all issued and outstanding membership interests in Prairie for Common Stock under Section 351 of the Code;

●	enter into any new line of business outside of the business currently conducted by such person or discontinue any existing line of business, other than in the ordinary course of business consistent with past practice;

●	amend such party’s organizational documents, except with respect to the Charter Amendment;

●	make, change or revoke any material tax election, change an annual tax accounting period, adopt or change any material tax accounting method, file any material amended tax return, enter into any closing agreement with respect to a material amount of taxes, or settle any material tax claim, audit, assessment or dispute or surrender any material right to claim a refund of taxes;

●	make capital expenditures that are in excess of $25,000 individually or $50,000 in the aggregate;

●	establish any non-wholly owned subsidiary;

●	enter into any contract that would restrain or restrict the ability of the Company or Prairie, as the case may be, to compete in any material respect with any person or to conduct any business or line of business in any geographic area;

●	make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in U.S. GAAP or applicable law;

●	voluntarily fail to maintain, cancel or materially change coverage under, in a manner detrimental to such person, any insurance policy maintained with respect to such person and its assets and properties;

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●	fail to maintain its existence or authorize, recommend, propose, enter into, adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

●	amend, waive or modify any term or provision of the Exok Agreement or the documentation with respect to the PIPE Transaction;

●	enter into a subscription agreement for the offer and sale of the Company’s Common Stock or warrants to purchase Common Stock after the date of the Merger Agreement and prior to the Closing;

●	take or fail to take any action that is reasonably likely to cause any of the conditions precedent to the consummation of the Merger to not be satisfied; or

●	announce an intention, agree, or otherwise make a commitment, whether in writing or otherwise, to do any of the foregoing.

Director and Officer Indemnification and Insurance

The Merger Agreement provides that after the Effective Time, the combined company will indemnify and hold harmless and will advance expenses as incurred, in each case to the maximum extent permitted by applicable law, Prairie, its directors, officers and representatives and such persons that are indemnified as of the date of the Merger Agreement by Prairie pursuant to Prairie’s organizational documents and such other persons that are indemnified as of the date of the Merger Agreement by the Company pursuant to the Company’s organizational documents, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages or liabilities incurred in connection with any threatened or actual proceeding, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such person is or was a director, officer or employee of the Company or Prairie, and pertaining to matters existing or occurring at or prior to the Effective Time, including the transactions contemplated by the Merger Agreement and the matters included in the disclosure schedule attached thereto; provided, that in the case of advancement of expenses, any indemnified party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

The Merger Agreement requires the combined company to maintain, for a period of six years after the Effective Date, in effect insurance coverage equivalent to the coverage under the current policies of directors’ and officers’ liability insurance maintained by the Company as of the date of the Merger Agreement (provided, that the combined company may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less favorable to the insured) with respect to claims arising from facts or events which occurred at or before the Effective Time. However, the combined company will not be obligated to expend, on an annual basis, an amount in excess of 200% of the current annual premium paid as of the date of the Merger Agreement by the Company for such insurance (referred to as the “premium cap”), and if such premiums for such insurance would at any time exceed the premium cap, then the combined company will cause to be maintained policies of insurance which, in the combined company’s good faith determination, provide the maximum coverage available at an annual premium equal to the premium cap.

In lieu of the foregoing, the Company will obtain at or prior to the Effective Time a six-year “tail” policy under the Company’s existing directors’ and officers’ insurance policy (provided that the Company may substitute therefor policies with a substantially comparable insurer or insurers of at least the same coverage and amounts containing terms and conditions that are no less favorable to the insured) providing equivalent coverage to that described in the preceding sentence if the same may be obtained for an amount that, in the aggregate, does not exceed the premium cap.

Certain Additional Covenants

The Merger Agreement also contains additional covenants, including, among others, covenants relating to obtaining required consents and approvals, access to information of the other party, advice of changes, confidentiality, public announcements with respect to the transactions contemplated by the Merger Agreement, further assurances, exemption from takeover laws, the filing of a registration statement on Form S-1 with the SEC (or such other form for which the Company is eligible), the filing of this information statement, the consummation of the PIPE Transaction, certain matters under Section 16 of the Exchange Act, agreement on a form of amended and restated bylaws of the Company to serve as the bylaws of the combined company, and the issuance of shares of Common Stock to Exok at the closing of the Exok Transaction.

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Agreement Not to Solicit Other Offers

From the date of the Merger Agreement until the Closing Date, each of the Company and Prairie has agreed that it will not, and will cause each of its respective affiliates and its and their respective representatives not to, directly or indirectly, (i) solicit, propose, encourage or facilitate the initiation or submission of any indication of interest, proposal or offer from any person (other than such other party to this Agreement) relating to a possible acquisition proposal or that would reasonably be expected to lead to a possible acquisition proposal; (ii) engage in, continue or otherwise participate in any discussions or negotiations or enter into any agreement, understanding or arrangement with, or provide any non-public information to, any person (other than the Company, Prairie, its affiliates or their respective representatives) relating to or in connection with a possible acquisition proposal or that would reasonably be expected to lead to a possible acquisition proposal; (iii) accept any proposal or offer from any person (other than any other party to the Merger Agreement or any of its affiliates) relating to a possible acquisition proposal or that would reasonably be expected to lead to a possible acquisition proposal.

For purposes of the Merger Agreement, an “acquisition proposal” means any contract, offer, proposal or inquiry relating to, or any indication of interest in, any transaction or series of related transactions involving, directly or indirectly, (a) any acquisition of all or any material portion of the business of the Company or Prairie, as the case may be, including by way of equity purchase, asset purchase, merger, consolidation, share exchange, equity issuance, business combination or otherwise, or (b) any acquisition of beneficial ownership by any person or group of 20% or more of the outstanding shares of the Common Stock or membership interests of Prairie or any other securities entitled to vote on the election of directors of the Company or any tender or exchange offer that if consummated would result in any person or group beneficially owning 20% or more of the Common Stock or any other securities entitled to vote on the election of the Company’s directors.

Each of the Company and Prairie will promptly (and in any event within 24 hours of receipt) advise the other party following receipt of any acquisition proposal, any request for non-public information or data in connection with an acquisition proposal, or any request for discussions or negotiations relating to an acquisition proposal (including the identity of such person), in each case, after the date of the Merger Agreement and prior to the Closing.

Closing Conditions

The respective obligations of each of the Company, Prairie and Merger Sub to complete the Merger are subject to the satisfaction, at or prior to the Effective Time, of the following conditions:

●	the stockholders of the Company have approved the Charter Amendment and the Proposed Charter;

●	no judgment by any court or governmental entity of competent jurisdiction or other legal restraint or prohibition enjoining or preventing the consummation of the Merger is in effect, and no law or judgment has been enacted, entered, promulgated or enforced by any governmental entity of competent jurisdiction which prohibits or makes illegal the consummation of the Merger;

●	the closing of the PIPE Transaction shall have been consummated in accordance with its terms;

●	the Charter Amendment has been filed and become effective;

●	all conditions precedent to the closing of the Exok Transaction, other than the consummation of the Merger and the deliveries and actions to be made and performed at such closing, have been satisfied or waived by the applicable persons;

●	the required consents and governmental authorizations have been obtained and are in full force and effect;

●	the Lock-up Agreements in the form attached to the Merger Agreement have been duly executed and provided by the required parties and are in full force and effect;

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●	this information statement was mailed to the Company’s stockholders at least 20 days prior to the Closing Date, and the consummation of the Merger is permitted by Regulation 14C of the Exchange Act;

●	the Stockholders Agreement in the form attached to the Merger Agreement has been duly executed by the Company and the other parties thereto and is in full force and effect;

●	the accuracy of the representations and warranties of the other party contained in the Merger Agreement as of the date on which the Merger Agreement was entered into and as of the date on which the Merger is completed, subject to the materiality standards provided in the Merger Agreement (and the receipt of an officer’s certificate from the other party to such effect);

●	the performance by the other party in all material respects of all obligations, covenants and agreements required to be performed by it under the Merger Agreement at or prior to the date on which the Merger is completed (and the receipt of an officer’s certificate from the other party to such effect); and

●	since the date of the Merger Agreement, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on any party (and each party has provided an officer’s certificate to the other party to such effect).

In addition, Prairie’s obligation to complete the Merger is subject to the satisfaction or waiver, at or prior to the Effective Time, of the condition that (i) no more than 20% of the Out-of-the-Money Options outstanding as of June 30, 2022 will be outstanding as of the Closing Date and (ii) no more than 20% of the Out-of-the-Money Warrants outstanding as of the Merger Agreement will be outstanding as of the Closing Date.

The Company cannot provide assurance as to when or if all of the conditions to the Merger can or will be satisfied or waived by the appropriate party.

Termination of the Merger Agreement

The Merger Agreement can be terminated at any time prior to the Effective Time, whether before or after the receipt of the Requisite Consent, in the following circumstances:

●	by mutual written consent of the Company and Prairie;

●	by either the Company or Prairie if (i) any governmental entity of competent jurisdiction that must grant a requisite regulatory approval has denied approval of the Merger and such denial has become final and nonappealable or (ii) any court or governmental entity of competent jurisdiction has issued a final and nonappealable order, injunction or decree or other legal restraint or prohibition permanently enjoining or preventing the consummation of the Merger, unless the issuance of such order, injunction, decree or other legal restraint, as applicable, is principally due to the failure of the party seeking to terminate the Merger Agreement to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

●	by either the Company or Prairie if the Merger has not been consummated by the Termination Date, unless the failure of the Merger to occur by such date is principally due to the failure of the party seeking to terminate the Merger Agreement to perform or observe the obligations, covenants and agreements of such party set forth in the Merger Agreement;

●	by either the Company or Prairie (provided, that the terminating party is not then in material breach of any obligation, covenant or other agreement contained in the Merger Agreement) if there has been a breach of any of the obligations, covenants or agreements or any of the representations or warranties (or any such representation or warranty ceases to be true) set forth in the Merger Agreement on the part of the Company or Merger Sub, in the case of a termination by Prairie, or by Prairie, in the case of a termination by the Company, which breach or failure to be true, either individually or in the aggregate would constitute, if occurring or continuing on the date the Merger is completed, the failure of a closing condition of the terminating party and which is not cured within thirty (30) days (or such fewer days as remain prior to the Termination Date) following written notice to the party committing such breach, or by its nature or timing cannot be cured during such period (or such fewer days as remain prior to the Termination Date); or

●	by either the Company or Prairie if the Requisite Consent is not delivered to the Company and Prairie within 24 hours following the execution of the Merger Agreement.

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Expenses

Except as otherwise provided in the Merger Agreement, all direct and indirect expenses incurred in connection with the preparation and negotiation of the Merger Agreement and the consummation of the transactions contemplated thereby will be paid by the party incurring such expense. All amounts relating to any financial, legal, accounting or other advisor, and all other transaction fees and expenses incurred by the Company or Prairie in connection with the Merger Agreement and the transactions contemplated thereby, will be paid by the combined company in full at the Closing.

Amendments and Waivers

The Merger Agreement may not be amended except by an instrument in writing signed by the Company, Prairie and Merger Sub and the Company and that identifies itself as an amendment to the Merger Agreement.

The parties to the Merger Agreement may (i) extend the time for the performance of any of the obligations or other acts of any other party to the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties of any other party to the Merger Agreement contained therein or in any document delivered by such other party pursuant to the Merger Agreement, or (iii) waive compliance with any of the covenants, agreements or conditions for its benefit contained in the Merger Agreement. Any such extension or waiver on the part of a party to the Merger Agreement will be valid only if set forth in a written instrument signed on behalf of the party against whom the waiver or extension is to be effective.

Governing Law

The Merger Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles, unless any exhibit or schedule of the Merger Agreement specifies a different choice of law.

Specific Performance

The Company and Prairie will be entitled to injunctive relief to prevent breaches or threatened breaches of the Merger Agreement or to enforce specifically the provisions of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity. The Company and Prairie have waived (i) any defense in any action for specific performance, including the defense that a remedy at law would be adequate, and (ii) any requirement that any other party obtain any bond or provide any security or indemnity as a prerequisite to obtaining injunctive relief or specific enforcement of the provisions of the Merger Agreement.

Other Transaction Agreements

Stockholders Agreement

Pursuant to the Merger Agreement, each of the Company, Bristol, Paul L. Kessler, Gary C. Hanna and Edward Kovalik will enter into the Stockholders Agreement prior to the Effective Time whereby the parties thereto will use reasonable best efforts, including taking certain necessary actions, to cause the New Board to cause certain nominees to be elected to serve as a director on the New Board under the following conditions: (a) one nominee designated by Bristol and Paul L. Kessler, collectively, so long as Bristol, Paul L. Kessler and their respective affiliates collectively beneficially own at least 50% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (b) four nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 50% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (c) three nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 40% (but less than 50%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; (d) two nominees designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 30% (but less than 40%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date; and (e) one nominee designated by the Prairie Members so long as the Prairie Members and their affiliates collectively beneficially own at least 20% (but less than 30%) of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date.

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Support Agreements

Certain holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Convertible Debentures have each entered into Support Agreements pursuant to which each such holder has agreed to convert its (i) respective shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and (ii) applicable Convertible Debentures into shares of Common Stock as of the Effective Time.

Under the respective Support Agreements, the applicable holders agreed to a decrease in the stated value of the Series B Preferred Stock by 10%, a decrease in the stated value of the Series C Preferred Stock by 20% and a reduction in the principal balance of the Convertible Debentures by 20%. Holders of the Series B Preferred Stock and Series C Preferred Stock agreed to convert their respective shares into Common Stock immediately prior to the Closing at the lower of (i) the respective conversion prices or (ii) the lowest per share valuation attributed to the Common Stock in the Merger.

Under the Support Agreements, the applicable holders have also agreed (i) to use their reasonable best efforts to cooperate fully with the Company in connection with the Merger, any financing in support of the Merger and the transaction contemplated thereby, including any reasonable request for a lock-up agreement necessary to facilitate such financing, and (ii) not to initiate, solicit, encourage or facilitate any inquiries or engage in discussions with any third party relating to alternative business combinations.

Lock-up Agreements

Pursuant to the Merger Agreement, certain executive officers and directors of the Company and the Prairie Members will execute Lock-up Agreements prior to the Closing that impose a lock-up on any sale or other disposition of shares of Common Stock until 180 days after Closing, subject to certain exceptions.

PIPE Agreements

Creek Road is in negotiations with certain investors and intends to enter into separate PIPE Agreements with each PIPE Investor prior to the Closing. Creek Road intends to sell to the PIPE Investors an aggregate of at least 6,000,000 shares of Common Stock for a purchase price of $5.00 per share and an aggregate of at least 6,000,000 PIPE Warrants to purchase shares of Common Stock at an exercise price of $6.00 per share, for aggregate gross proceeds of at least $30.0 million. As of the date of the execution of the Merger Agreement, no definitive agreements have been executed with such investors. There is no guarantee that Creek Road will be able to successfully raise $30.0 million in the PIPE Transaction.

The closing of a PIPE Transaction with aggregate gross proceeds of $30.0 million is a condition to closing the Merger. The purpose of the PIPE Transaction is to raise capital to acquire the Exok Assets and for use by the combined company following the Closing. In connection with the PIPE Transaction, the PIPE Investors will enter into registration rights agreements with Creek Road at the Closing containing customary terms.

Upon closing of the PIPE Transaction, Creek Road will issue to Roth Capital Partners warrants to purchase shares of Common Stock at an exercise price of $6.00 per share in an amount equal to 10% of the shares of Common Stock issued in the PIPE Transaction for its role as placement agent in the PIPE Transaction.

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Exok Agreement

Concurrently with the execution of the Merger Agreement, Prairie entered into the Exok Agreement, pursuant to which Exok agreed to sell to Prairie, and Prairie agreed to purchase from Exok, certain oil and gas leases, including all of Exok’s right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records. The effective date of conveyance of the Exok Assets will be October 15, 2022.

As consideration for the Exok Assets, Prairie has agreed to pay Exok a total amount of $28,182,000 at the closing of the Exok Transaction, which amount will be payable as (a) $24,000,000 in cash and (b) the issuance of $4,182,000 in total equity consideration, consisting of (i) 836,400 shares of Common Stock and (ii) 836,400 warrants to purchase 836,400 shares of Common Stock at the exercise price of $6.00 per share.

The closing of the Exok Transaction is subject to several customary conditions, including that (i) each of the representations and warranties of Exok and Prairie under the Exok Agreement be true and correct, in all material respects, as of the time of such closing, (ii) Exok and Prairie have performed, in all material respects, all covenants and agreements under the Exok Agreement prior to such closing; (iii) no injunction, order or award restraining, enjoining or otherwise prohibiting the consummation of the Exok Transaction has been issued; (iv) all conditions precedent to the Closing will have been satisfied or waived, and the Closing will have occurred prior to the Exok Transaction; and (v) at least twenty (20) calendar days will have passed since the mailing of this information statement by Creek Road to its stockholders.

The closing of the Exok Transaction will, unless otherwise agreed to in writing by Exok and Prairie, take place at the offices of Vinson & Elkins L.L.P. located at 845 Texas Avenue, Suite 4700 Houston, Texas 77002 at 10:00 a.m., local time, on the date that is within five (5) business days after the satisfaction of Exok and Prairie’s conditions to the closing.

The Exok Agreement may be terminated at any time prior to the closing of the Exok Transaction, in the following circumstances:

●	by the mutual prior written consent of Prairie and Exok;

●	by either Prairie or Exok (as long as the terminating party is not then in material breach of any representation, warranty, covenant or agreement contained in the Exok Agreement) if there has been a breach of any representation, warranty, covenant or agreement (or if any such representation or warranty ceases to be true) contained in the Exok Agreement on the part of Prairie, in the case of a termination by Exok, or on the part of Exok, in the case of a termination by Prairie, in either case such that certain specified conditions to closing would not be satisfied; provided that such breach has not been waived by the non-beaching party or has not been cured within fifteen (15) days after notice of such breach is provided to the party committing such breach; or

●	by Exok if the $24,000,000 in cash consideration has not been received by Exok on or before January 18, 2023, so long as Exok is not then in material breach of its representations, warranties, covenants or agreements in the Exok Agreement.

On May 15, 2022, Exok entered into an agreement with Gary C. Hanna and Edward Kovalik whereby Exok agrees to assign certain overriding royalty interests under the Exok Assets to Gary C. Hanna and Edward Kovalik at the Closing. Following the Closing, it is anticipated that these interests will be owned in equal one-third shares by entities controlled by each of Gary Hanna, Edward Kovalik and Paul Kessler. To avoid any potential conflict of interest with certain members of our board of directors and management owning certain overriding royalty interests under the Exok Assets, all PrairieCo drilling programs will be approved by an independent committee of the New Board on a quarterly basis.

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Summary of the Exok Assets

The assets to be acquired by the Prairie from Exok include the following:

●	all of Exok’s right, title and interest in, to and under the fee oil and gas leases described more particularly in the Exok Agreement, including all working interests, operating rights, record title interests and other interests of every kind and character (the “Fee Leases”), that include and convey no less than a 75% net revenue interest (“NRI,” being the share of production of all hydrocarbons produced, saved and sold, after all burdens, such as royalty and overriding royalty, have been deducted from the working interest) in each Fee Lease;

●	all of Exok’s right, title and interest in, to and under the State of Colorado Oil and Gas Lease described more particularly in the Exok Agreement, including all working interests, operating rights, record title interests and other interests of every kind and character (the “State Leases”), that include and convey no less than a 77.5% NRI in the State Leases;

●	100% of Exok’s leasehold interest (Fee Leases and State Leases collectively referred to as the “Leases”) in 23,485 net mineral acres in, on and under 37,030 gross acres located in Weld County, Colorado, as described more particularly in the Exok Agreement (the “Lands”);

●	to the extent transferable, Exok’s interests in and under all contracts, agreements and instruments by which the other Exok Assets are bound or that relate to or are used or useful in connection with the ownership, development or operation of the Leases or the Lands, to the extent applicable to the Leases or Lands, including all surface use agreements, surface rights, surface permits and other similar rights and instruments; and

●	all of Exok’s records, files and geological and geophysical data directly related to the Exok Assets, including without limitation all seismic data and interpretations thereof, logs, core analyses, formation tests, films, surveyors’ notes, plane table sheets, shot point data bases, land files, contract files, lease files, title files (including title reports, title opinions, runsheets, abstracts, evidence of bonus and rental payments), maps, surveys and data sheets.

Prairie will acquire undeveloped oil and gas leasehold acreage located in northern Colorado, in Weld County covering approximately 37,030 gross acres and 23,485 net acres. The operating area is rural and free of development. Access to the leases is by paved and dirt country roads and private road access. Approximately 70% of the net leasehold is held under fee leases, with the remaining 30% held under State of Colorado leases. Prairie does not hold any interest in federal oil and gas leases. All of the acreage is held by crude oil and natural gas leases with varying expiration dates, some with options to extend ranging from 1 to 4 years. The fee leases are burdened with total royalties of 25%. The State of Colorado leases are burdened with total royalties of 22.5%. The leases can be held indefinitely by production. Unless production is established within the spacing units covering the undeveloped acreage, the leases for such acreage will eventually expire. There are no lease expirations prior to July 23, 2025.

The Exok Assets are located in and around wells drilled in the both the Niobrara Shale and the Codell Sandstone formations within the D-J Basin. While production activities in the D-J Basin date back to the 1970s, production within the D-J Basin has increased rapidly since the horizontal drilling boom in 2009, with both the Niobrara and Codell formations contributing to this activity. Within the D-J Basin operating area, there are over 1,300 legacy vertical wells, with Noble Energy, Inc. (now Chevron Corporation), Civitas Resources, Inc., EOG Resources, Inc. and Samson Energy Company, LLC operating a substantial number of such wells.

The primary drilling objective in this area is crude oil production from the fractured Codell and Niobrara Formations. The area has seen a renewed interest in drilling activity over the past decade in conjunction with drilling success in the Niobrara in the D-J Basin on the front range of Colorado. Active operators in the area have included Noble Energy, Inc. (now Chevron Corporation), Civitas Resources, Inc., EOG Resources, Inc., Samson Energy Company, LLC and others. There is ample takeaway infrastructure in place within several miles of the Exok Assets, including multiple midstream operators such as Summit Midstream Partners LP, Outrigger Energy II LLC, Rimrock Energy Partners and Roaring Fork Midstream LLC.

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Background of the Merger Agreement and the Transactions

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement and other agreements related to the Transactions. The following chronology does not purport to catalogue every conversation among the Board, members of Company management or the Company’s representatives and other parties.

In connection with the start of the Company’s cryptocurrency mining operations in October 2021, the Company’s management looked to acquire energy assets in order to power the energy-intensive miners used in the cryptocurrency mining process.

Paul Kessler, the Executive Chairman of the Company, and Edward Kovalik, one of the managing members of Prairie, have had a long-standing professional and social relationship and would discuss potential business opportunities from time to time. In early 2022, Mr. Kessler reached out to Mr. Kovalik and conveyed that the Company was active in pursuing opportunities to acquire energy assets.

On April 1, 2022, based on a prior relationship between certain affiliates of Prairie (“Prairie Affiliates”), Prairie became aware of the Exok assets and began analysis and due diligence on the Exok Assets. Prairie Affiliates evaluated data pertaining to the Exok Assets and Exok’s offsetting leasehold, including well logs, completion design, seismic data, core samples, cuttings and other data. Prairie Affiliates’ evaluation included consulting with third party engineers and geologists, culminating in the construction of comprehensive hydrocarbon distribution models, and type curves.

Following the completion of Prairie Affiliates’ initial technical evaluation, Prairie Affiliates’ executed a Letter of Intent to Purchase with Exok on May 12, 2022. Prairie Affiliates then began constructing a virtual data room consisting of a collection of data and materials with respect to the Exok Assets, including but not limited to those used in its evaluation of Exok’s leasehold.

On May 12, 2022, Prairie Affiliates and Creek Road executed a non-disclosure agreement. On May 13, 2022, Prairie Affiliates forwarded a teaser deck to Creek Road relating to the Exok Assets, and on May 22, 2022, Creek Road was granted access to the virtual data room relating to the Exok Assets. Throughout the month of May 2022, Prairie Affiliates and Creek Road engaged in a number of discussions regarding the evaluation of the Exok Assets and a potential deal structure. These discussions included the technical merits of the Exok Assets and Prairie Affiliates’ development plan for the Exok Assets. Prairie Affiliates shared with Creek Road its assumptions related to costs for various service providers and materials required to develop the Exok Assets. Prairie Affiliates and Creek Road also discussed marketing plans for oil, gas, and NGLs derived from the Exok Assets, amongst other discussions relating to additional leasehold acquisition plans.

On June 1, 2022, initial marketing discussions were held between Roth Capital Partners, Prairie Affiliates and Creek Road regarding a potential private investment in public equity transaction.

On June 2, 2022, Prairie Affiliates contacted Vinson & Elkins L.L.P. (“Vinson & Elkins”) in regards to acting as counsel to Prairie.

On June 2, 2022, Prairie Affiliates evaluated a capitalization table provided by Creek Road, summarizing all of Creek Road’s series of preferred stock, debt, options and warrants.

On June 6, 2022, Creek Road and Prairie Affiliates held telephonic discussions regarding the proposed deal. On June 7, 2022, certain principals from Prairie Affiliates and Creek Road, including Mr. Kovalik and Mr. Kessler, met in person in Houston regarding the proposed transactions. Creek Road and Prairie Affiliates discussed the timeline for consummating a potential merger, the level of financing required to execute the business plan described by Prairie Affiliates, the process of converting various tranches of preferred stock and debt on Creek Road’s balance sheet into equity, the timing and process related to a reverse split of the Common Stock and subsequent listing strategy related to the Common Stock on a national exchange, the composition of the post-closing board of directors and management team following a potential merger between Creek Road and Prairie Affiliates, and other relevant items.

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On June 7, 2022, Prairie was legally formed.

On June 8, 2022, Creek Road shared with Prairie various diligence materials describing its series of preferred stock for Prairie’s evaluation.

On June 14, 2022, Byron Roth (the Chief Executive Officer of Roth Capital Partners), Mr. Kovalik and Mr. Kessler held a call to discuss the proposed deal structure. The parties discussed consummating a contemporaneous series of transactions including a merger between Creek Road and Prairie, the acquisition of the Exok Assets, and the closing of a private placement transaction, followed by a listing of the Common Stock on a national exchange. Following the discussion, Prairie shared a draft checklist of required documents for completion of the proposed series of transactions.

On June 15, 2022, Edward Kovalik and Gary Hanna were introduced to John Maatta, a current director and Chief Executive Officer of Creek Road, with whom they continued discussions of the contemplated series of transactions.

On June 16, 2022, Roth Capital Partners sent Prairie a list of comparable public companies and transactions in order to assess the value associated with the series of transactions Creek Road and Prairie were contemplating.

On June 17, 2022, Roth Capital Partners sent Prairie a data request in order to facilitate their construction of a cash flow model. Prairie fulfilled Roth Capital Partners’ data request on June 19, 2022 and finalized its type curve analysis contemporaneously.

On June 20, 2022, Prairie sent Creek Road a diligence request list, including but not limited to, audit reports, pertinent information related to third party firms or contractors used for financial reporting and accounting, banking relationships, and insurance policies.

On June 23, 2022, Creek Road hosted an introductory call between its auditors, MaughanSullivan LLC, and Prairie.

On July 6, 2022, Creek Road organized an introductory call between Baker & McKenzie LLP, Creek Road’s outside legal counsel (“Baker McKenzie”), and Prairie.

On July 7, 2022, Creek Road and Prairie reviewed the pro forma cash flow model with Roth Capital Partners, as well as a preliminary analysis of the sources and uses of capital to be raised in the PIPE Transaction. Also on that day, a call was organized between the Creek Road and Prairie teams, and counsel to both companies (i.e., Baker McKenzie and Vinson & Elkins, respectively).

On July 13, 2022, Creek Road and Prairie signed a non-binding term sheet relating to the Merger (the “Term Sheet”). The Term Sheet provided for, among other things, (i) a pre-closing recapitalization of Creek Road pursuant to which the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Convertible Debentures would be converted into Common Stock and the Out-of-the-Money Options and Out-of-the-Money Warrants would be cancelled, in each case, prior to Closing, (ii) the PIPE Transaction, (iii) the Exok Transaction, (iv) the issuance of (a) 2,000,000 shares of Common Stock to the beneficial owners of Prairie and (b) 8,000,000 options to purchase Common Stock to the directors and senior management of PrairieCo, (v) certain board representation rights by Prairie and Creek Road, (vi) the obtaining of the requisite equityholder approvals by each of Prairie and Creek Road and (vii) certain conditions precedent to Closing, including the effectiveness of a registration statement registering the issuance of the Merger Consideration by Creek Road, the execution of customary lock-up agreements by significant post-Closing stockholders and the consummation of the Restructuring Transactions. Creek Road and Prairie also sought tax advice from third party consultants for the contemplated transaction and began discussions with additional investment banks regarding participation in the PIPE Transaction.

On July 19, 2022, Creek Road issued a press release describing its execution of the Term Sheet.

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On July 25, 2022, Creek Road engaged Baker McKenzie as its outside legal counsel in connection with the contemplated transactions.

On July 26, 2022, Creek Road signed an engagement agreement with Roth Capital Partners to act as placement agent in connection with the PIPE Transaction, which contemplated the sale of the Company’s shares of Common Stock in order to finance the acquisition of the Exok Assets post-merger.

On July 29, 2022, Baker McKenzie circulated an initial draft of the Merger Agreement to Vinson & Elkins. In the months that followed, Vinson & Elkins and Baker McKenzie exchanged several drafts of the Merger Agreement to resolve issues raised by Prairie and Creek Road, which focused principally on (i) the scope of certain representations, warranties, covenants and closing conditions, (ii) matters relating to the Restructuring Transactions (including the timing and scope thereof), (iii) the entry by Creek Road and certain specified persons into a registration rights agreement at Closing and (iv) the ability of each of Creek Road and Prairie to engage in certain actions in the period between signing and Closing, including with respect to alternative transactions.

On August 5, 2022, Vinson & Elkins sent a revised draft of the Merger Agreement to Baker McKenzie.

On August 7, 2022, the Board held a telephonic meeting and discussed updates to the proposed transaction. The members discussed the proposed financing aspects of the transaction, including the requirement for a lock-up period following the Merger. The directors discussed the waterfall and enquired regarding the mechanics of closing.

On August 16, 2022, Baker McKenzie shared a further revised draft of the Merger Agreement with Vinson & Elkins.

On August 19, 2022, the Board, acting by unanimous written consent, authorized the officers of the Company to negotiate with the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and the Convertible Debentures relating to and amendments required thereto in order to facilitate the Transactions. The Company negotiated separate forms of Support Agreements with the holders of its Series B Preferred Shares and Series C Preferred Shares, dated as of August 18, 2022 and August 19, 2022, respectively.

On August 23, 2022, Vinson & Elkins and Baker McKenzie held a videoconference call to discuss the open points in the Merger Agreement, including (i) the Restructuring Transactions, (ii) the requisite voting standard under the organizational documents of Creek Road, (iii) the pro forma organizational documents of PrairieCo and (iv) certain matters with respect to the PIPE Transaction.

On August 24, 2022, the Company entered into an agreement with one of its investors pursuant to which the Company issued a convertible promissory note in the principal amount of $900,000 in exchange for 600,000 shares of Common Stock that such investor received on March 20, 2022 in connection with its exercise of warrants at an aggregate conversion price of $900,000. Upon notice that the Merger is imminent, the holder will convert such note at a 10% discount of the amounts owed thereunder into shares of the Company’s common stock.

On August 31, Vinson & Elkins circulated a further revised draft of the Merger Agreement to Baker McKenzie.

Throughout August, September and October of 2022, in addition to continuing to negotiate the terms and conditions of the Merger Agreement (including Baker McKenzie and Vinson & Elkins exchanging revised drafts on September 9, September 13, September 21, October 4, October 7, October 12 and October 20), the parties negotiated the terms and conditions of the other agreements relating to the Transactions, including (i) the Stockholders Agreement, (ii) the disclosure schedules to the Merger Agreement, (iii) the Exok Agreement, (iv) PrairieCo’s go-forward organizational documents and (v) the Lock-Up Agreements. Baker McKenzie and Vinson & Elkins held various video conferences over the course of August, September and October of 2022, including conferences on August 23, September 8, October 6 and October 21, to discuss and negotiate the Transactions and the agreements relating to the Transactions. Concurrently, Roth Capital Partners marketed the PIPE Transaction to a number of investors with whom Prairie had introductory calls. During this time, Prairie populated a virtual data room established by Roth Capital Partners.

On September 9, 2022, the Company issued a convertible note dated as of September 8, 2022 in the principal amount of $500,000 that documented a loan made on May 18, 2022 pursuant to an oral agreement between the Company and one of its investors. Unless the holder opts to convert such note contemporaneously with the Merger, the note will be immediately due and paid at the closing of the Merger.

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On October 24, 2022, Baker McKenzie circulated a proposed final draft of the Merger Agreement to Vinson & Elkins.

On October 24, 2022, the Board unanimously approved the Merger Agreement and the other transaction documents related thereto.

On October 24, 2022, the parties executed the Merger Agreement, the Exok Agreement and certain other related documents, and on October 25, 2022, Creek Road and Prairie issued a joint press release announcing the Merger. Creek Road filed with the SEC a Current Report on Form 8-K announcing the execution of the Merger Agreement and related transactions. As of the time of execution of the Merger Agreement, the Company did not enter into any definitive agreements related to the PIPE Transaction.

Creek Road Approval of the Merger Agreement and the Transactions

The Merger Agreement and the Transactions (aside from the PIPE Transaction) have been authorized and approved by Creek Road. As described below in “Recommendation of the Board of Directors and Their Reasons for the Merger Agreement and the Transactions,” our Board concluded that the potential benefits that it expects Creek Road and its stockholders to achieve as a result of the Transactions outweigh the potentially negative factors associated with the Transactions. Accordingly, the Board, based on its consideration of the specific factors listed below, unanimously (a) determined that the Merger Agreement and other Transactions are fair to, and in the best interests, of Creek Road and stockholders of Creek Road and (b) approved, adopted and declared advisable the Merger Agreement and the Transactions.

Recommendation of the Board of Directors and Their Reasons for the Merger Agreement and the Transactions

Our Board considered a variety of factors in reaching its conclusion to approve the Merger Agreement and the Transactions, including, but not limited to, those described below.

This explanation of the reasons for the Board’s approval of the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Note on Forward-Looking Statements.”

●	Our Board’s familiarity with, and information provided by our management as to, the business, financial condition, results of operations, current business strategy and future prospects of the Company, as well as the risks involved in achieving those prospects and objectives;

●	The ability of the Company to continue as a going concern without additional equity and/or debt financing;

●	The implied valuation for Creek Road in the Transactions;

●	The implied valuation for Prairie in the Transactions after giving effect to the acquisition of the Exok Assets;

●	The Exok Assets; and

●	The selection of Prairie as a business combination candidate was reached after exploring various other strategic alternatives.

In the course of its deliberations, our Board also considered a variety of risks and other countervailing factors related to entering into the Transactions, including:

●	The potential dilution to the stockholders of Creek Road;

●	The interests of certain of our directors and officers in the transactions (see the section entitled “—Interests of Certain Persons in the Merger Agreement and Related Party Transactions”);

●	Tax implications on Creek Road and its stockholders;

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●	Prairie’s management expertise and suitability to lead a public company, given that Prairie has not operated as a publicly traded company since its inception;

●	The ability of Prairie to terminate the Merger Agreement;

●	The expenses to be incurred in connection with the Transactions;

●	The risk that the transaction might not be consummated in a timely manner or at all;

●	The risk to the business of Creek Road, operations and financial results in the event that the Transactions are not consummated; and

●	Various other risks associated with the Company and the Transactions, including those described in “Risk Factors” above.

The foregoing information and factors considered by our Board are not intended to be exhaustive but are believed to include all of the material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Transactions and the complexity of these matters, our Board did not find it useful and did not attempt to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, individual members of the Board may have given different weights to different factors. Our Board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, the Creek Road management team and the legal advisors of Creek Road, and considered the factors overall to be favorable to, and in support of, its unanimous determination.

NYSE American Up-Listing

The Common Stock are currently traded on the OTCQB under the ticker symbol “CRKR.” We expect that the Common Stock will continue trading on the OTCQB under the new symbol “PROP” following the Closing. Following the Closing, we may seek to up-list to the NYSE American Exchange, subject to our ability to meet all the requirements, at which time our shares of Common Stock are expected to cease trading on the OTCQB.

Interests of Certain Persons in the Merger Agreement and Related Party Transactions

Creek Road

Members of our Board and our executive officers have interests in the Merger Agreement and the Transactions other than their interests as Creek Road stockholders generally, pursuant to agreements between such directors and executive officers and us and pursuant to the Merger Agreement and the Transactions. These interests may be different from, or in addition to, your interests as Creek Road stockholders.

These interests include, as more fully described below, conversion of existing securities; indemnification and insurance; termination arrangements; receipt of Converted Options; and the PIPE Agreements. The members of our Board were aware of these additional interests, and considered them, when they approved the Merger Agreement and the Transactions.

Conversion of Series A Preferred Stock, Debentures and Accrued Liabilities. As a condition precedent to the Merger, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, the Convertible Debentures and certain accrued liabilities must be converted into shares of Common Stock. Our Chief Executive Officer, John D. Maatta, Chief Operating Officer, Scott Sheikh, and Executive Chairman, Paul L. Kessler, collectively have beneficial interests in more than a majority of our outstanding Series A Preferred Stock, and Mr. Kessler indirectly holds a Convertible Debenture in the principal amount of approximately $2.5 million. The respective exercise/conversion price for such securities is $0.175. Additionally, Mr. Kessler is a manager of Bristol Capital, LLC, whose approximately $217,500 in outstanding consulting fees will be converted into shares of Common Stock.

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Indemnification and Insurance. Pursuant to the Merger Agreement, from and after the Effective Time, the combined company will indemnify and hold harmless and will advance expenses as incurred, in each case to the maximum extent permitted by applicable law, the Company, its directors, officers and representatives and such other persons that are indemnified as of the date of the Merger Agreement by Prairie and the Company pursuant to their respective organizational documents, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, damages or liabilities incurred in connection with any threatened or actual proceeding, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such person is or was a director, officer or employee of the Company and pertaining to matters existing or occurring at or prior to the Effective Time.

The combined company will maintain in effect, for six years after the Effective Time, directors’ and officers’ liability (“D&O”) insurance policies covering claims arising from facts or events which occurred at or before the Effective Time, equivalent to the coverage under the policies maintained by the Company as of the date of the Merger Agreement, provided that such coverage is subject to an annual premium cap of 200% of the current annual premium paid as of the date of the Merger Agreement. In lieu of such D&O insurance, Creek Road will purchase a six-year “tail” policy, providing equivalent coverage to that described in the preceding sentence if the same may be obtained for an amount that, in the aggregate, does not exceed the premium cap (as defined below), at or under the Company’s current D&O insurance policies prior to the Effective Time.

Termination Arrangements. In connection with the Merger we procured the termination, effective as of the Closing Date, of each of the current employment or consulting agreements of Creek Road’s officers. Mr. Kessler will remain a member of the Board.

Receipt of Converted Options. As of the Effective Time, the Company will assume and convert certain options to purchase membership interests of Prairie into the Converted Options exercisable for 8,000,000 shares of Common Stock, which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time with a per share exercise price of $0.25. Mr. Kessler will receive an assignment of 1/3rd of such Converted Options. For further information about the Converted Options, please see the section entitled “The Merger Agreement and the Transactions—Merger Consideration.”

PIPE Agreements. As described in the section entitled “— PIPE Agreements,” Bristol anticipates that it will invest approximately $5.0 million out of the $30.0 million being raised through the PIPE Agreements.

ORRI Assignment and Agreement. As further described below, on May 15, 2022, Exok entered into an agreement with Gary C. Hanna and Edward Kovalik whereby Exok agrees to share and assign certain of its overriding royalty interests under the Exok Assets to Gary C. Hanna and Edward Kovalik at the Closing. The delivered NRI in all leasehold will remain as set forth herein. Following the Closing, it is anticipated that these interests will be owned in equal one-third shares by entities controlled by each of Gary Hanna, Edward Kovalik and Paul Kessler.

New Board Nomination. In connection with the Merger Agreement, the Company, Bristol and the Prairie Members will enter into the Stockholders Agreement. Pursuant to such agreement, so long as Bristol and its affiliates collectively beneficially own at least 50% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date, Bristol may designate one nominee to the New Board. Mr. Kessler is the manager of Bristol Capital Advisors, LLC, which is the investment advisor to Bristol, and as such Mr. Kessler exercises voting and investment power over shares held by Bristol.

Golden Parachute Compensation. No executive officer or director of the Company is entitled to or will receive any severance payments or “golden parachute compensation” in connection with the Merger.

Prairie

Receipt of Converted Options. On August 31, 2022, Prairie granted to each of Gary C. Hanna and Edward Kovalik the right and option to purchase 40% of the membership interests in Prairie for a purchase price of $40,000, the fair market value of such option on such date, with an exercise price of $1,000,000. As of the Effective Time, the Company will assume and convert such options into the Converted Options, which will have substantially the same terms and conditions as were applicable to such options immediately before the Effective Time with a per share exercise price of $0.25. For further information about the Converted Options, please see the section entitled “The Merger Agreement and the Transactions—Merger Consideration.”

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Receipt of Common Stock. In connection with the Merger, Gary C. Hanna and Edward Kovalik will receive, in the aggregate, the greater of (a) 2,000,000 shares of Common Stock and (b) the product of (x) the number of issued and outstanding shares of the Common Stock immediately following the consummation of the Restructuring Transactions multiplied by (y) 33.33%.

ORRI Assignment and Agreement. On May 15, 2022, Exok entered into an agreement with Gary C. Hanna and Edward Kovalik whereby Exok agrees to share and assign certain of its overriding royalty interests under the Exok Assets to Gary C. Hanna and Edward Kovalik at the Closing. The delivered NRI in all leasehold will remain as set forth herein. Following the Closing, it is anticipated that these interests will be owned in equal one-third shares by entities controlled by each of Gary Hanna, Edward Kovalik and Paul Kessler. To avoid any potential conflict of interest with certain members of our board of directors and management owning certain overriding royalty interests under the Exok Assets, all PrairieCo drilling programs will be approved by an independent committee of the New Board on a quarterly basis.

New Board Nomination. In connection with the Merger Agreement, the Company, Bristol and the Prairie Members will enter into the Stockholders Agreement. Pursuant to such agreement, so long as the Prairie Members and their affiliates collectively beneficially own at least 50%, 40%, 30% and 20% of the number of shares of Common Stock collectively beneficially owned by such parties on the Closing Date, the Prairie Members may designate four, three, two and one nominee(s), respectively to the New Board.

Accounting Treatment and Considerations

The Merger will be recorded by Creek Road as a reverse asset acquisition in accordance with U.S. GAAP. For accounting purposes, Prairie is considered to be acquiring Merger Sub in the Merger. The Merger is expected to be accounted for as a reverse asset acquisition under existing U.S. GAAP, which is subject to change and interpretation.

Under the reverse asset acquisition method of accounting, management of Creek Road and Prairie will be required to make a preliminary estimated purchase price. The reverse asset acquisition method of accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. A final determination of these estimated fair values, which cannot be made prior to the completion of the transaction, will be based on the actual net tangible and intangible assets of Merger Sub that exist as of the date of completion of the transaction.

No Dissenters’ Rights or Appraisal Rights

Creek Road stockholders will not be entitled to exercise dissenters’ rights or appraisal rights with respect to the Merger Agreement or the Transactions.

Regulatory Approvals

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Transactions.

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THE CHARTER AMENDMENT AND THE PROPOSED CHARTER

Reasons for the Charter Amendment

The Company is adopting the Charter Amendment in order to effectuate the Reverse Stock Split, Authorized Stock Increase and Corporate Name Change.

Reverse Stock Split. The purpose of the Reverse Stock Split is to increase the per share price of our Common Stock. The Board believes that the Reverse Stock Split should have the effect of raising the minimum price per share of our Common Stock on the OTCQB market, which is required to list on the NYSE American Exchange.

Authorized Stock Increase. The purpose of increasing the number of authorized shares of Common Stock is to provide adequate authorized share capital to (a) accommodate the issuance of shares of Common Stock in the Transactions, (b) accommodate the conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures, certain options, certain convertible promissory notes and certain accrued liabilities into shares of Common Stock in the Restructuring Transactions, (c) accommodate any future conversions of the PIPE Warrants and (d) provide flexibility for future issuances of shares of Common Stock to support potential growth and future corporate needs.

Corporation Name Change. The Board believes that changing the Company’s name from “Creek Road Miners, Inc.” to “Prairie Operating Co.” is desirable to reflect the Merger with Prairie and to clearly identify PrairieCo as the new publicly traded entity.

Reasons for the Proposed Charter

The Company is adopting the Proposed Charter in order to make certain changes that the Board deems appropriate for the public operating company after Closing.

Elimination of Certain Preferred Stock Provisions. The existing Charter contains provisions relating to the rights, preferences and restrictions of the Series A Preferred Stock and provisions governing the Company’s outstanding preferred stock. The outstanding preferred stock of the Company, including the Series A Preferred Stock, will be converted into shares of Common Stock pursuant to the Restructuring Transactions and there will not be any preferred stock of PrairieCo outstanding after the Closing. The elimination of the provisions relating to the rights, preferences and restrictions of the Series A Preferred Stock and provisions governing the Company’s outstanding preferred stock is desirable because these provisions will serve no purpose following the Closing.

No Action by Written Consent of Stockholders. Under the Proposed Charter, any action required or permitted to be taken by the stockholders of PrairieCo must be taken at a duly held annual or special meeting of stockholders. Eliminating the right of stockholders to act by written consent limits the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend the Proposed Charter outside of a duly called special or annual meeting of the stockholders of PrairieCo. Further, the Board believes continuing to limit stockholders’ ability to act by written consent will reduce the time and effort the New Board and PrairieCo’s management would need to devote to stockholder proposals, which time and effort could distract PrairieCo’s directors and management from other important company business.

In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the New Board only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which Creek Road is aware to obtain control of PrairieCo, and Creek Road and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Board does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of PrairieCo. Inclusion of these provisions in the Proposed Charter might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the New Board and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

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Corporate Opportunity Doctrine. The existing Charter does not contain provisions waiving the corporate opportunity doctrine. The Board has determined that it is in the best interest of Creek Road and its stockholders to include a waiver of the corporate opportunity doctrine. Inclusion of the corporate opportunity waiver in the Proposed Charter provides PrairieCo with greater flexibility to attract and retain the officers and directors it believes are the best candidates for such positions.

Election and Removal of Directors. The Proposed Charter includes certain provisions addressing the appointment of directors in the event of an increase in the number of directors or any vacancy on the New Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause. Such appointments shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Under the Proposed Charter, no director of any class of directors may be removed except for cause and by the affirmative vote of the holders of a majority of the shares then entitled to vote generally at an election of directors, acting at a meeting of the stockholders in accordance with the DGCL, the Proposed Charter and PrairieCo’s bylaws. The Board believes that such standards will (a) increase board continuity and the likelihood that experienced board members with familiarity of PrairieCo’s business operations would serve on the New Board at any given time and (b) make it more difficult for a potential acquiror or other person, group or entity to gain control of the New Board.

Exclusive Forum. Adopting Delaware as the exclusive forum for certain stockholder litigation is intended to assist PrairieCo in avoiding multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law, and level of expertise and should promote efficiency and cost-savings in the resolutions of such claims. The Board believes that the Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware. Delaware law generally applies to such matters and the Delaware courts have a reputation for expertise in corporate law matters. Delaware offers a specialized Court of Chancery to address corporate law matters, with streamlined procedures and processes, which help provide relatively quick decisions. This accelerated schedule can minimize the time, cost and uncertainty of litigation for all parties. The Court of Chancery has developed considerable expertise with respect to corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance. This will provide PrairieCo and its stockholders with more predictability regarding the outcome of intra-corporate disputes. In the event the Court of Chancery does not have jurisdiction, the other state courts located in Delaware would be the most appropriate forums because these courts have more expertise on matters of Delaware law compared to other jurisdictions; provided, that these exclusive forum provisions will not apply to suits brought to enforce any cause of action arising under the Securities Act, any liability or duty created by the Exchange Act, or to any claim for which the federal courts have exclusive jurisdiction. In addition, this amendment would promote judicial fairness and avoid conflicting results, as well as make PrairieCo’s defense of applicable claims less disruptive and more economically feasible, principally by avoiding duplicative discovery.

Stockholder Approval

Under the provisions of The Delaware General Corporation Law, or the DGCL, and our Charter, stockholders representing 66 2/3% of the voting power of our issued and outstanding capital stock must approve the Charter Amendment when taking any action by written consent, which includes implementing the proposed Reverse Stock Split, Authorized Stock Increase and Corporate Name Change, and the Proposed Charter. Under the provisions of the Series B Certificate of Designations and the Series C Certificate of Designations, stockholders representing a majority of the voting power of our issued and outstanding Series B Preferred Stock and our Series C Preferred Stock, respectively, must approve the Series B Preferred Amendment and the Series C Preferred Amendment, respectively. On October 25, 2022, we obtained these approvals. Holders of approximately 88% of the voting power of our then outstanding capital stock signed a written consent, a copy of which is attached as Annex A hereto, pursuant to which they approved the Charter Amendment and the Proposed Charter; the holder of 100% of our then outstanding shares of Series B Preferred Stock signed a written consent, a copy of which is attached as Annex B hereto, pursuant to which such holder approved the Series B Preferred Amendment; and holders of approximately 55% our then outstanding shares of Series C Preferred Stock signed a written consent, a copy of which is attached as Annex C hereto, pursuant to which they approved the Series C Preferred Amendment.

No Voting Required

We are not seeking a vote, authorization or proxies from our stockholders. Article I, Section 8 of our Bylaws and Article VIII of our Charter provide that stockholders may take action without a stockholders meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by a sufficient number of holders to take such action. The written consents approving the Charter Amendment, the Proposed Charter, the Series B Preferred Amendment and the Series C Preferred Amendment signed by the respective signatories thereto satisfied this requirement and we are therefore not seeking a vote, authorization or proxy from our other stockholders with respect to the Charter Amendment, the Proposed Charter, the Series B Preferred Amendment or the Series C Preferred Amendment.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION OF PRAIRIE

Prairie did not commence or conduct business operations, had no significant assets or liabilities and did not conduct any activities other than those incidental to its formation and in connection with the transactions contemplated by the Merger Agreement during the period from June 7, 2022, Prairie’s date of formation, to June 30, 2022. Upon the Closing, Prairie will become a wholly owned subsidiary of PrairieCo.

Prairie has had a limited operating history and does not have any revenues or earnings from operations to date. Prairie has limited assets and financial resources.

As of June 30, 2022, Prairie had negative working capital. Prairie cannot assure that the Merger, the Exok Transaction or the PIPE Transaction will be successful.

We had no off-balance sheet arrangements as of June 30, 2022.

Contractual Obligations

We do not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities.

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MANAGEMENT OF PRAIRIECO FOLLOWING THE TRANSACTIONS

At the Effective Time, the business and affairs of PrairieCo will be managed by or under the direction of the New Board following the Transactions. The following table sets forth certain information, including ages as of October 25, 2022, regarding the person who are expected to serve as executive officers and directors of PrairieCo upon the consummation of the Transactions.

Name	Age	Position with Creek Road prior to the Transactions	Position with Creek Road After the Transactions
Executive Officers
Gary C. Hanna	64	—	President and Director
Edward Kovalik	48	—	Chief Executive Officer and Director
Craig Owen	53	—	Chief Financial Officer
Jeremy Ham	43	—	Chief Commercial Officer
Bryan Freeman	53	—	Executive Vice President of Operations

Non-Employee Directors
Paul L. Kessler	62	Executive Chairman	Director
Gizman Abbas	50	—	Director
Stephen Lee	41	—	Director

Executive Officers

Gary C. Hanna. Mr. Hanna is the Founder of Prairie. Mr. Hanna served on the board of directors of Crown Electrokinetics Corp. (“Crown Electrokinetics”; NASDAQ: CKRN) from March 2021 to October 2022. Mr. Hanna served as the Chairman and Interim Chief Executive Officer of Rosehill Resources Inc. (“Rosehill Resources”; NASDAQ: ROSE), a business combination between KLR Energy Acquisition Corp. (“KLR SPAC”; NASDAQ: KLRE), a special purpose acquisition company, and Tema Oil & Gas Company, from 2017 to 2020. From 2015 to 2017, Mr. Hanna was the Chairman, President and Chief Executive Officer of KLR Group, LLC (“KLR”). From 2009 until its sale in June 2014, Mr. Hanna was the Chairman, President and Chief Executive Officer of EPL Oil and Gas, Inc. (NYSE: EPL), a publicly-traded company that was acquired by Energy XXI for $2.3 Billion. Mr. Hanna has 40 years of management and board of director experience in the energy and service sectors, with a primary focus in the Permian, Mid-Continent and GOM regions, with additional experience internationally in Southeast Asia, Mexico and Barbados. Mr. Hanna received a Bachelor’s of Business Administration Degree from the University of Oklahoma.

We believe that Mr. Hanna’s extensive operational, financial and management background, and his over 30 years of executive experience in the energy exploration and production and service sectors bring important and valuable skills to our board of directors.

Edward Kovalik. Mr. Kovalik is the co-Founder of Prairie. Mr. Kovalik was the President and Chief Operation Officer of Crown Electrokinetics from February 2021 to October 2022 and served on its board of directors from December 2020 to October 2022. Previously, Mr. Kovalik was the Chief Executive Officer of Unity National Financial Services (“Unity National”), a minority owned boutique investment bank. He was also a co-Founder of Prairie Partners Solar & Wind, a renewable energy investor in utility-scale solar and wind projects. Prior to Unity National, Mr. Kovalik was the co-Founder and, from April 2012 through October 2020, the Chief Executive Officer of KLR, a merchant bank focused on the energy sector. Mr. Kovalik also served as the Chief Executive Officer of Seawolf Water and the President of KLR SPAC, both of which were portfolio companies of KRL. His expertise includes private and public offerings of debt and equity, M&A and fund management. While at KLR, Mr. Kovalik led the creation of Rosehill Resources, an independent oil & gas company created through a merger of KLR SPAC with Tema Oil & Gas Company. Mr. Kovalik also led the creation of Seawolf Water, a premier provider of water solutions to the oil & gas industry, for which he also served as CEO. Prior to KLR, Mr. Kovalik served as the Head of Capital Markets at Rodman & Renshaw, the highest ranked PIPEs practice in the U.S. from 2005-2011. He has served on multiple private and public boards of directors and is a member of the National Association of Corporate Director.

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We believe that Mr. Kovalik’s extensive financial and management background bring important and valuable skills to our board of directors.

Craig Owen. Mr. Owen served as the Chief Financial Officer of Penn America Energy Holdings LLC from June 2022 to October 2022 where he oversaw the financing initiatives for a proposed liquified natural gas facility. From January 2021 to June 2022, Mr. Owen provided financial consulting services to various public and private companies in the energy and specialty construction industries. Prior to this, Mr. Owen was Chief Financial Officer of Rosehill Resources from June 2017 through December 2020 where he established and managed Rosehill Resources’ finance, treasury, accounting and tax departments. Prior to Rosehill Resources, Mr. Owen served as the Chief Financial Officer of Southwestern Energy Company (“Southwestern”; NYSE: SW) from October 2012 to June 2017 after serving as Southwestern’s Chief Accounting Officer beginning in 2008. Prior to that, Mr. Owen held numerous positions with Anadarko Petroleum Corporation, finally serving as its Controller, Operations Accounting. Mr. Owen began his career at PricewaterhouseCoopers LLP serving as an audit manager. He also served in roles with Hilcorp Energy Company and Arco Pipe Line Company. Mr. Owen holds a bachelor’s degree in accounting from Texas A&M University and is a Certified Public Accountant (active) in Texas.

Jeremy Ham. Mr. Ham has served as Chief Executive Officer of Greenfield Carbon Solutions since January 2019. Mr. Ham was the founder, President & Chief Executive Officer of Greenfield Midstream from January 2017 to February 2019, where he structured and negotiated a joint venture with Noble Midstream Partners, LP and acquired Black Diamond Gathering for approximately $639 million. Mr. Ham was previously Chief Financial Officer of Renewable Biomass Group from February 2019 to December 2021. He has lead or participated in over $4 billion of traditional and renewable energy transactions. He has over 20 years of experience in building, owning and operating both upstream and midstream oil and gas assets. He began his career at Enterprise Products Partners L.P. (NYSE: EPD). Mr. Ham holds a bachelor’s degree in Finance from the University of Houston.

Bryan Freeman. Mr. Freeman served as the Senior Vice President of Drilling and Completions at Rosehill Resources from April 2017 to March 2020. Prior to that, Mr. Freeman served as Drilling and Operations Manager at Tema Oil & Gas Company from July 2016 until April 2017 and Production & Operation Engineering Manager for SM Energy Company (NYSE: SM) from July 2013 until July 2016. Before SM, Mr. Freeman served as a Senior Production Engineer at Hess Corporation (NYSE: HES), and Chevron Corporation (NYSE: CVX) before that. Mr. Freeman began his career in the service sector in roles at Schlumberger Limited (NYSE: SLB) & Weatherford International plc (Nasdaq: WFRD). Mr. Freeman holds a Bachelors of Science and Masters of Science in Engineering from the University of Texas.

Non-Employee Directors

Paul L. Kessler. Mr. Kessler has served as Executive Chairman of Creek Road since December 2021. Previously, he served as Executive Chairman of Creek Road from December 2016 through November 2020 before resigning from his position, but continued to serve as a member of the Board. Mr. Kessler combines over 30 years of experience as an investor, financier and venture capitalist. In 2000, Mr. Kessler founded Bristol Capital Advisors, LLC, a Los Angeles based investment advisor, where he has served as the Principal and Portfolio Manager from 2000 through the present. Mr. Kessler has broad experience in operating, financing, capital formation, negotiating, structuring and re-structuring investment transactions. He is involved in all aspects of the investment process including identification and engagement of portfolio companies. His investment experience encompasses both public and private companies. Mr. Kessler has actively worked with executives and boards of companies on corporate governance and oversight, strategic repositioning and alignment of interests with shareholders.

We believe that Mr. Kessler’s extensive experience in matters including capital formation, corporate finance, investment banking, operations, corporate governance, as well as his understanding of capital markets, bring important and valuable skills to our board of directors.

Gizman Abbas. Mr. Abbas served as a member of the board of directors of Crown Electrokinetics from March 2021 to October 2022. He has served as Principal at Direct Invest Development, an impact-focused, sustainable real estate development company formed to mine value in disinvested urban communities, since December 2014. Mr. Abbas was a founding partner of the commodity investment business at Apollo Global Management (NYSE: APO). Previously, he was a Vice President at The Goldman Sachs Group, Inc. (NYSE: GS), where he invested successfully in the power, bio-fuels, metals & mining, and agriculture sectors. Mr. Abbas began his finance career in the investment banking division at Morgan Stanley (NYSE: MS), having previously been a Senior Project Engineer on oil & gas construction projects for Exxon Mobil Corporation (NYSE: XOM) and a Co-Op Power Engineer at The Southern Company (NYSE: SO). Mr. Abbas holds a Bachelor’s of Science degree in Electrical Engineering from Auburn University and a Master’s of Business Administration degree from the Kellogg School of Management at Northwestern University.

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We believe that Mr. Abbas’ executive, financial and investment experience bring important and valuable skills to our board of directors.

Stephen Lee. Mr. Lee is the co-founder of Renewa, a private renewables real estate company and serves as its co-Chief Executive Officer since January 2021. Prior to Renewa, Mr. Lee co-founded KLR in April 2012 and served as a Partner and a Managing Member of the firm. Prior to founding KLR, Mr. Lee was a Director and co-Head of the Energy Investment Banking team at Rodman & Renshaw. Mr. Lee holds a bachelor’s degree in Economics from New York University.

We believe that Mr. Lee’s extensive experience in the corporate finance and energy industry bring important and valuable skills to our board of directors.

Independence of the Board

Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, it is anticipated that Gizman Abbas and Stephen Lee will be “independent” as that term is defined under the applicable rules and regulations of the SEC. The Common Stock is currently quoted on the OTCQB, which currently does not have director independence requirements.

Board Committees

It is anticipated that the New Board will maintain an audit committee, a compensation committee and a nominating and corporate governance committee. The responsibilities of each committee of the New Board and their anticipated composition upon Closing is as follows.

Audit Committee

Upon Closing, we expect PrairieCo to have an audit committee, consisting of Gizman Abbas and Stephen Lee. We expect that each member of the audit committee will qualify as an independent under the applicable rules and regulations of the SEC. Gizman Abbas will be the chair of the audit committee. Gizman Abbas qualifies as an audit committee financial expert within the meaning of SEC regulations. Each member of the audit committee is expected to be financially literate.

The purpose of the audit committee will be to prepare the audit committee report required by the SEC to be included in PrairieCo’s proxy statement and to assist the New Board in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) PrairieCo’s independent registered public accounting firm’s qualifications and independence, (4) the performance of PrairieCo’s internal audit function and (5) the performance of PrairieCo’s independent registered public accounting firm.

PrairieCo will adopt a written charter for the audit committee which will be available on PrairieCo’s website upon completion of the Merger.

Compensation Committee

Upon Closing, we expect PrairieCo to have a compensation committee, consisting of Gizman Abbas and Stephen Lee. We expect that each member of the compensation committee will qualify as an independent under the applicable rules and regulations of the SEC. Stephen Lee will be the chair of the compensation committee.

The purpose of the compensation committee is to assist the New Board in discharging its responsibilities relating to (1) setting PrairieCo’s compensation program and compensation of its executive officers and directors, (2) monitoring PrairieCo’s incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in PrairieCo’s proxy statement under the rules and regulations of the SEC.

PrairieCo will adopt a written charter for the compensation committee which will be available on PrairieCo’s website upon completion of the Merger.

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Nominating and Corporate Governance Committee

Upon Closing, we expect PrairieCo to have a nominating and corporate governance committee, consisting of Gizman Abbas and Stephen Lee. We expect that each member of the nominating and corporate governance committee will qualify as an independent under the applicable rules and regulations of the SEC. Gizman Abbas will be the chair of the nominating and corporate governance.

The purpose of the nominating and corporate governance committee will be to assist the New Board in discharging its responsibilities relating to (1) identifying individuals qualified to become members of the New Board, consistent with criteria approved by the New Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for re-election and selecting, or recommending that the New Board select, the director nominees for the next annual meeting of stockholders, (3) identifying New Board members qualified to fill vacancies on any New Board committee and recommending that the New Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the New Board corporate governance principles applicable to PrairieCo, (5) overseeing the evaluation of the New Board and management and (6) handling such other matters that are specifically delegated to the committee by the New Board from time to time.

PrairieCo will adopt a written charter for the nominating and corporate governance committee which will be available on PrairieCo’s website upon completion of the Merger.

Code of Ethics

PrairieCo will adopt a new code of ethics that applies to all of its directors, officers and employees, which will be available on PrairieCo’s website upon the completion of the Merger. PrairieCo will make any legally required disclosures regarding amendments, or waivers of, provisions of its code of ethics on its website.

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DESCRIPTION OF SECURITIES

If the Merger is consummated, Creek Road will adopt the Charter Amendment and will subsequently replace its Charter with the Proposed Charter in the form attached to this information statement as Annex A, which, in the judgment of the Board, is necessary to adequately address the needs of the combined company.

The following table sets forth a summary of the principal proposed changes and the differences between Creek Road’s stockholders’ rights under the existing Charter and such stockholders’ rights after the Closing under the Proposed Charter. This summary is qualified by reference to the complete text of the Proposed Charter, copies of which are attached to this information statement as Annex A. We urge you to read the Proposed Charter in its entirety for a complete description of the rights and preferences of the combined company’s securities following the Merger. For more information, please see the section entitled “The Charter Amendment and The Proposed Charter.”

	Existing Charter	Proposed Charter
Number of Authorized Shares	The total number of authorized share capital consists of 100,000,000 shares of Common Stock, 5,000,000 shares of preferred stock, including 500,000 shares of Series A Preferred Stock, 20,000 shares of Series B Preferred Stock, and 15,000 shares of Series C Preferred Stock.

The Proposed Charter provides that the total number of authorized shares of all classes of stock is 550,000,000 shares, consisting of (i) 50,000,000 shares of preferred stock and (ii) 500,000,000 shares of Common Stock.

See the Fourth Article of the Proposed Charter.

Preferred Stock	Under the terms of the Charter, the Board is expressly granted authority to authorize the issuance from time to time of shares of preferred stock in one or more series, for such consideration and for such corporate purposes as the Board may from time to time determines, and by filing a certificate pursuant to applicable law of the State of Delaware to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent permitted by the Charter and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof.

The Proposed Charter provides that shares of preferred stock may be issued from time to time in one or more classes or series. The New Board is authorized to issue shares of preferred stock from time to time in one or more classes or series, and with respect to each series of preferred stock, to fix the powers, preferences, rights, qualifications, limitations and restrictions relating to each class or series of preferred stock, including, but not limited to (a) voting rights, (b) the number of shares to constitute the class or series and the designations thereof, (c) the preferences, and relative, participating, option or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series, (d) redemption rights and the terms thereof, (e) whether the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and the terms thereof, (f) dividend rate, whether dividends are payable in cash, stock or other property and the conditions, preferences and terms for paying dividends, (g) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, PrairieCo, (h) whether or not the shares of any class or series, at the option of PrairieCo of the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of PrairieCo and the conversion price, ratio or rates at which such conversion or exchange may be made, with any adjustments and (i) such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the New Board seem advisable.

See the Fourth Article, Section 1 of the Proposed Charter.

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	Existing Charter	Proposed Charter
Voting Power

The holders of outstanding shares of Common Stock are entitled to one vote for each share and shall have the right to vote on all questions to the exclusion of all other stockholders.

Holders of Series A Preferred Stock are entitled to the number of votes per share equal to 2,000 shares of Common Stock.

Holders of Series B Preferred Stock and Series C Preferred Stock have no voting rights.

Each holder of shares of Common Stock will be entitled to one vote per share on all matters on which stockholders generally are entitled to vote. The holders of shares of Common Stock shall have the exclusive right to vote for the election of directors.

See the Fourth Article, Section 2 of the Proposed Charter.

Special Meetings	Subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, special meetings of stockholders may only be called by order of the Chairman of the Board, the Board (pursuant to a resolution adopted by a majority of the total number of directors that the Company would have if there were no vacancies) or the Chief Executive Officer of the Company.

Subject to any special rights of the holders of any class or series of preferred stock, and to the requirements of applicable law, special meetings of stockholders of PrairieCo, and any proposals to be considered at such meetings, may be called and proposed only by the Chairman (or any Co-Chairman) of the New Board or the New Board pursuant to a resolution adopted by a majority of the total number of directors then in office. Subject to the rights of the holders of any class or series of preferred stock, the stockholders of PrairieCo do not have the power to call a special meeting of stockholders of PrairieCo.

See the Seventh Article of the Proposed Charter.

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	Existing Charter	Proposed Charter
Action by Written Consent	Subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing is signed by the holders of record of 66 2/3 percent of the issued and outstanding capital stock of the Company authorized to vote on such action.

Subject to the rights of the holders of any class or series of preferred stock with respect to such class or series of preferred stock, any action required or permitted to be taken by the stockholders of PrairieCo must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

See the Sixth Article of the Proposed Charter.

Corporate Opportunities	N/A

The officers and directors of PrairieCo (each, a “Specified Party”) have participated in and may continue to participate and have interests in other investments that may, are or will be competitive with the business of PrairieCo and its subsidiaries or in the same or similar lines of business as PrairieCo and its subsidiaries or that could be suitable for PrairieCo and its subsidiaries; provided, however, that an individual who is an employee of PrairieCo or one of its subsidiaries shall only be a Specified Party to the extent that, prior to participating in other investments or business opportunity for other investments (including any overriding royalty interest participation program), (a) such Specified Party receives prior written approval from the audit committee of the New Board authorizing such participation and (b) PrairieCo publicly discloses such participation. Each Specified Party shall have no duty to communicate or offer any other investment or business opportunity to PrairieCo and PrairieCo renounces any interest or expectancy in any such investment or business opportunity and, to the fullest extent permitted by applicable law, each Specified Party shall not be liable to PrairieCo or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, and the PrairieCo shall indemnify each Specified Party against any claim that such Specified Party is liable to PrairieCo or its stockholders for breach of any fiduciary duty.

See the Tenth Article of the Proposed Charter.

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	Existing Charter	Proposed Charter
Liability of Directors and Officers	A director of the Company shall not be personally liable either to the Company or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment or modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Company in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

No director or officer of PrairieCo shall be liable to PrairieCo or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such an exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. A director or officer of PrairieCo shall not be liable to the fullest extent permitted by any amendment to the DGCL enacted after entering into the Proposed Charter that further limits the liability of a director or officer.

See the Ninth Article of the Proposed Charter.

Director Elections and Removal	Each director shall serve until such director’s successor is duly elected and qualified or until such director’s death, resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Subject to applicable law, the rights of the holders of any class or series of preferred stock and the then-applicable terms of the Stockholders Agreement, any newly created directorship that results from an increase in the number of directors or any vacancy on the New Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, and each director so chosen shall receive the classification of the vacant directorship to which he or she has been appointed or, if it is a newly created directorship, shall receive the classification that at least a majority of the board of directors designates and shall hold office until the first meeting of stockholders held after his or her election for the purpose of electing directors of that classification and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office.

Subject to the rights of the holders of shares of any class or series of preferred stock, if any, to elect additional directors pursuant to the Proposed Charter and the then-applicable terms of the Stockholders Agreement, no director of any class of directors may be removed except for cause and by the affirmative vote of the holders of a majority of the shares then entitled to vote generally at an election of directors, acting at a meeting of the stockholders in accordance with the DGCL, the Proposed Charter and PrairieCo’s bylaws.

Cumulative voting for the election of directors shall be prohibited.

See the Fifth Article of the Proposed Charter.

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	Existing Charter	Proposed Charter
Dividends

Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board.

Holders of Series A Preferred Stock are entitled to receive a cumulative dividend on each share of Series A Preferred Stock issued and outstanding at the rate of twelve percent (12%) per annum on the Aggregate Stated Value (as defined in the Certificate of Designation and Restatement of Rights, Preferences and restrictions of Series A Preferred Stock, the “Series A Certificate of Designation”) then in effect, payable quarterly on January 1, April 1, July 1 and October 1. Such dividend is payable in cash, shares of Common Stock or a combination thereof, at the election of the Company in its sole discretion.

Holders of Series B Preferred Stock are entitled to receive a cumulative dividend on each share of Series B Preferred Stock issued and outstanding at the rate of five percent (5%) per annum, in cash or at the Holder’s option, in fully paid and non-assessable shares of Series B Preferred Stock, at the Dividend Conversion Rate (as defined in the Series B Certificate of Designation). Such dividends are payable quarterly on January 1, April 1, July 1 and October 1.

Holders of Series C Preferred Stock are entitled to receive dividends on Series C Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to any dividends paid on Common Stock.

Subject to the prior rights and preferences, if any, applicable to shares of preferred stock or any class or series thereof, and subject to the right of participation, if any, of the holders of preferred stock in any dividends, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the New Board at any time and from time to time out of any funds of PrairieCo legally available therefor.

See the Fourth Article, Section 2 of the Proposed Charter.

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	Existing Charter	Proposed Charter
Exclusive Forum	N/A

Unless PrairieCo consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of PrairieCo, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of PrairieCo to PrairieCo or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, (iv) any action asserting a claim governed by the internal affairs doctrine including, without limitation, any action to interpret, apply, enforce or determine the validity of the Proposed Charter or the bylaws of PrairieCo (as they shall be amended from time to time), or any provision thereof. Unless PrairieCo consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in any securities of PrairieCo shall be deemed to have notice of and to have consented this provision.

See the Thirteenth Article of the Proposed Charter.

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	Existing Charter	Proposed Charter
Liquidation, Dissolution and Winding Up

In the event of any liquidation, dissolution or winding up of our company, whether voluntary or involuntary, holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to receive, prior and in preference to any distribution of any assets to the holders of Common Stock by reason of their ownership thereof, for each share held, an amount equal to the Stated Value (as defined in the respective Certificates of Designation), plus unpaid dividends, if any.

After the full preferential amounts due to the holders of the Preferred Stock have been paid or set aside, the remaining assets available shall be distributed to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them.

In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of PrairieCo, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of preferred stock or any class or series thereof, and subject to the right of participation, if any, of the holders of preferred stock in any dividends, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of PrairieCo available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding-up of PrairieCo, as such terms are used in this paragraph, shall not be deemed to be occasioned by or to include any consolidation or merger of PrairieCo with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of PrairieCo.

See the Fourth Article, Section 2 of the Proposed Charter.

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Common Stock

Holders of our Common Stock are entitled to one vote per share. Our Charter does not provide for cumulative voting. Holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by our Board out of legally available funds. However, the current policy of our Board is to retain earnings, if any, for our operations and expansion. Upon liquidation, dissolution or winding-up, the holders of our Common Stock are entitled to share ratably in all of our assets which are legally available for distribution, after payment of or provision for all liabilities. The holders of our Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our Common Stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we may designate and issue.

Warrants

In connection with the PIPE Transaction, the PIPE Warrants will be issued in registered form and will entitle the registered holder to purchase one share of Common Stock at a price equal to 120% of the per share purchase price of Common Stock in the PIPE Transaction, subject to adjustment as discussed below, terminating at 5:00 p.m., New York City time, on the fifth anniversary of the date of issuance. If an effective registration statement is not available with respect to the offering of shares of Common Stock upon exercise of such PIPE Warrants, holders of such PIPE Warrants may exercise such warrants on a “cashless” basis. The exercise price of the PIPE Warrants may be adjusted in certain circumstances, including in the event of a stock dividend, extraordinary dividend on or recapitalization, reorganization, merger or consolidation. The PIPE Warrants may be exercised by delivery of a notice of exercise and the aggregate exercise price, if no cashless exercise has been elected, to the Company as specified in such PIPE Warrant. Holders of PIPE Warrants do not have the rights or privileges of holders of Common Stock and any voting rights until they exercise their PIPE Warrants and receive shares of Common Stock.

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SECURITY OWNERSHIP OF CREEK ROAD — BEFORE AND FOLLOWING THE
TRANSACTIONS

The following table shows information with respect to (a) the beneficial ownership of our Common Stock as of October 24, 2022 and (b) the expected beneficial ownership of our Common Stock immediately following the consummation of the Transactions for:

●	each person, or group of affiliated persons, known to us to own beneficially 5% or more of our outstanding Common Stock;

●	each of our executive officers and directors;

●	each person who will become a named executive officer or director following the Merger; and

●	all current executive officers and directors of Creek Road as a group prior to the Merger and all executive officers and directors of PrairieCo as a group after the Merger.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and other convertible securities that are currently exercisable or exercisable within 60 days.

Percentage ownership prior to the Closing Date is based on 12,297,117 shares of Common Stock outstanding as of October 24, 2022, prior to the effectuation of the Reverse Stock Split. Percentage ownership following the Closing Date assumes (a) 12,836,400 shares of Common Stock outstanding as of the Closing consisting of (i) 6,000,000 shares of Common Stock issued in the PIPE Transaction, (ii) 836,400 shares of Common Stock issued to Exok pursuant to the Exok Transaction, (iii) 2,000,000 shares of Common Stock issued to the Prairie Members in the Merger and (iv) 4,000,000 shares of Common Stock outstanding after giving effect to the Restructuring Transactions, including the Reverse Stock Split, (b) 6,000,000 PIPE Warrants are issued in the PIPE Transaction, 600,000 warrants to purchase shares of Common Stock are issued to Roth Capital Partners at Closing and 836,400 warrants to purchase shares of Common Stock are issued to Exok pursuant to the Exok Transaction (c) no exercise or conversion of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Convertible Debentures, In-the-Money-Warrants and certain convertible promissory notes and certain other accrued liabilities prior to the Restructuring Transactions, (d) no exercise of any other outstanding options or warrants of Creek Road prior to or in connection with Closing and (e) no other issuances of equity interests of Creek Road. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Unless otherwise specified, the address of each of the persons set forth below under “Directors and Executive Officers” is c/o 35 E Horizon Ridge Pkwy, Ste 110 - 502, Henderson, NV 89002-7906.

	Shares of Creek Road Common Stock Beneficially Owned Prior to Closing Date		Shares of Creek Road Common Stock Beneficially Owned Following the Closing Date
	Number	Percent	Number	Percent
Greater than 5% Stockholders
Bristol Investment Fund, Ltd.(1)	31,678,496	76.7%	1,161,177	9.0%
Scott D. Kaufman(2)	20,703,280	65.1%	825,521	6.4%
Barlock 2019 Fund LP(2)	19,500,757	61.3%	780,852	6.1%
Leviston Resources, LLC(3)	27,122,967	69.5%	305,884	2.4%
Alpha Capital Anstalt(4)	6,399,600	34.2%	305,124	2.4%
Exok, Inc.(5)	—	—	836,400	6.52%
Directors and Executive Officers†
Directors and Executive Officers prior the Closing Date
John D. Maatta(6)	6,239,143	33.8%	232,761	1.8%
Alan Urban(7)	30,000	*	1,114	* %
Paul L. Kessler(1)	31,678,496	76.7%	1,158,661	9.0%
Michael Breen(8)	77,500	*	8,448	* %
Scott Sheikh(9)	643,600	5.0%	20,444	* %
All Directors and Executive Officers of Creek Road as a Group (5 Individuals)	38,668,739	80.2	1,423,945	11.1%
Directors and Executive Officers following the Closing Date
Paul L. Kessler(1)	31,678,496	76.7%	1,161,177	22.8%
Gary C. Hanna	—	—	1,000,000	7.8%
Edward Kovalik	—	—	1,000,000	7.8%
Craig Owen	—	—	—	—
Jeremy Ham	—	—	—	—
Bryan Freeman	—	—	—	—
Gizman Abbas	—	—	—	—
Stephen Lee	—	—	—	—
All Directors and Executive Officers of Creek Road as a Group (8 Individuals)	31,678,496	76.7%	3,161,177	24.6%

† Other than Mr. Kessler, all of the members of our Board and all executive officers will resign effective as of the Closing Date.

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*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)	Paul L. Kessler exercises voting and investment power over the shares held by Bristol Investment Fund, Ltd., Bristol Capital, LLC and the Bristol Capital Advisors Profit Sharing Plan, as well as the shares held in his own name. Includes 2,589,990 shares of Common Stock as indicated on Mr. Kessler’s Form 4 dated July 11, 2022, and 14,267,714 shares of Common Stock issuable upon the conversion of the Convertible Debenture in the aggregate principal amount of $2,496,850 held by Bristol Investment Fund, Ltd., at a conversion price to $0.175; warrants held by Bristol Investment Fund, Ltd. to acquire 8,000,000 shares of Common Stock at an exercise price of $0.175 per share; 24,450 shares of Common Stock held by Bristol Capital, LLC; 3,935 shares of common stock held by Mr. Kessler’s IRA; 39,350 shares of Common Stock held by Bristol Capital Advisors Profit Sharing Plan; options held by Mr. Kessler to acquire 15,000 shares of Common Stock at an exercise price of $0.25 per share; and 6,738,057 shares of Common Stock issuable upon the conversion of 117,916 shares of Series A Preferred Stock with a conversion price of $0.175. Excludes shares and warrants that Bristol may purchase in the PIPE Transaction. See “The Merger Agreement and the Transactions — Interests of Certain Persons in the Merger Agreement and Related Party Transactions — Creek Road.” The address of Bristol Investment Fund, Ltd.is 555 Marin Street, Suite 140, Thousand Oaks, CA 91360.

(2)	Scott D. Kaufman and Sean McAvoy exercise voting and investment power over the shares held by Barlock 2019 Fund LP, and Barlock Capital Management, LLC. Mr. Kaufman also exercises voting and investment power over the shares held in his own name. Includes 1,202,523 shares of Common Stock as indicated on Mr. Kaufman’s Form 4 dated July 8, 2022, 14,267,714 shares of Common Stock issuable upon the conversion of the Convertible Debenture in the aggregate principal amount of $2,496,850 held by Barlock 2019 Fund LP, at a conversion price to $0.175; options held by Mr. Kaufman to acquire 37,500 shares of Common Stock at an exercise price of $0.25 per share; warrants held by Barlock Capital Management, LLC to acquire 4,285,714 shares of common stock at an exercise price to $0.175; and 909,829 shares of Common Stock issuable upon the conversion of 15,922 shares of Series A Preferred Stock at a conversion price to $0.175 held by Mr. Kaufman. The address of Barlock 2019 Fund LP is 2700 Homestead Road, Park City, UT 84098.

(3)	Includes 386,647 shares of common stock as indicated on the most recent 13G filing, 3,108,240 shares of common stock issuable upon the conversion of 1,452 shares of Series B Preferred Stock (which includes 13 shares of Series B Preferred Stock owed as dividends) at the conversion price of $0.50; warrants to acquire 2,000,000 shares of Common Stock at an exercise price of $0.175 per share of Common Stock; and 10,000 Series B Preferred Stock warrants at an exercise price of $1,000 per share, resulting in 21,600,000 shares of common stock issuable upon the conversion of 1,000 shares of Series B Preferred Stock, convertible by dividing the stated value per share, currently $1,080, by the Series B Conversion Price, currently $0.50. The address of Leviston Resources, LLC is 708 Third Avenue, Suite 600, New York, NY 10017.

(4)	Includes 3,333,000 shares of Common Stock issuable upon conversion of 1,500 shares of Series C Preferred Stock, 1,266,600 shares of Common Stock issuable upon exercise of warrants at an exercise price of $0.50 per share of Common Stock and 1,800,000 shares of Common Stock issuable upon the conversion of an Convertible Promissory Note, dated August 24, 2022, in the principal amount of $900,000, at a conversion price of $0.50. The address of Alpha Capital Anstalt is c/o LH Financial Services, 510 Madison Avenue, Suite 1400, New York N.Y. 10022.

(5)	Includes 836,400 shares of Common Stock issued to Exok in the Exok Transaction; excludes 836,400 warrants to purchase shares of Common Stock issued to Exok in the Exok Transaction.

(6)	Includes 60,000 shares of Common Stock held by Mr. Maatta, 6,059,143 shares of Common Stock issuable upon the conversion of 106,035 shares of Series A Preferred Stock at a conversion price to $0.175, and options to acquire 120,000 shares of Common Stock at an exercise price of $0.25 per share.

(7)	Includes 30,000 shares of Common Stock held by Mr. Urban.

(8)	Includes 10,000 shares of Common Stock held by Mr. Breen and options to acquire 67,500 shares of Common Stock at an exercise price of $0.25 per share.

(9)	Includes 643,600 shares of Common Stock issuable upon the conversion of 11,263 shares of Series A Preferred Stock at a conversion price to $0.175.

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ADDITIONAL INFORMATION

Householding of Information Statements

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at 35 E. Horizon Ridge Pkwy, Suite 110 - 502, Henderson, Nevada 89002 or (435) 900-1949.

Important Notice Regarding the Availability of Information Statement Materials

Pursuant to rules promulgated by the SEC, we have elected to provide this information statement to you through the full-set delivery option.

This information statement, including Annex A to this information statement, is also available at the following website: https://creekroadminers.com/.

The Charter Amendment and the Proposed Charter will be effective not earlier than twenty (20) calendar days following the date on which the definitive information statement is first mailed to stockholders.

We are not soliciting you for a proxy with respect to the matters discussed in this information statement or otherwise. We are only furnishing this information statement as a matter of regulatory compliance with SEC rules.

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INCORPORATION BY REFERENCE

The SEC allows Creek Road to “incorporate by reference” information into this information statement, which means that important information can be disclosed to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this information statement, except for any information that is superseded by information included directly in this document.

The documents listed below that Creek Road has previously filed with the SEC are considered to be a part of this information statement (other than any portions of the filings that were furnished, under applicable SEC rules, rather than filed). They contain important business and financial information about us:

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on March 31, 2022;

●	Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022, previously filed with the SEC on May 16, 2022 and August 15, 2022, respectively; and

●	Our Current Reports on Form 8-K filed on May 3, 2022, May 17, 2022, June 3, 2022, July 13, 2022, July 26, 2022, August 12, 2022, September 7, 2022, September 15, 2022, September 19, 2022 and October 25, 2022.

Creek Road also incorporates by reference into this information statement each document filed with the SEC after the date of this information statement; provided, however, that documents or information deemed to have been furnished and not filed in accordance with SEC rules will not be deemed incorporated by reference into this information statement. To the extent, however, required by the rules and regulations of the SEC, Creek Road will amend this information statement to include information filed after the date of this information statement.

In addition, we have incorporated by reference in this information statement the Merger Agreement and certain additional agreements summarized in this information statement. Each of these agreements was filed with the SEC as exhibits to our Current Report on Form 8-K filed on October 25, 2022. These exhibits are available on the SEC’s website: www.sec.gov.

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WHERE YOU CAN FIND MORE INFORMATION

Creek Road’s reports on Forms 10-K, 10-Q, 8-K and other filings are available without charge through Creek Road’s website, https://creekroadminers.com/, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The content of our website, however, is not part of this information statement.

You may request a copy of our SEC filings, as well as the foregoing corporate documents, at no cost to you, by writing Creek Road address appearing in this information statement or by calling us at (435) 900-1949.

By order of the Board of Directors,

/s/
John D. Maatta
Chief Executive Officer

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Annex A

[FORM OF STOCKHOLDERS’ WRITTEN CONSENT]

CREEK ROAD MINERS, INC.

CONSENT IN LIEU OF MEETING
OF THE STOCKHOLDERS

[●], 2022

The undersigned, representing the holders of 66 2/3% of the issued and outstanding capital stock (after giving effect to the voting power set forth in the organizational documents of the Corporation (as defined below)) (the “Majority Stockholders”) of Creek Road Miners, Inc., a Delaware corporation (the “Corporation”), in their respective capacities as stockholders of the Corporation (including as holders of preferred stock of the Corporation), hereby consent to and adopt, acting pursuant to Section 228(a) of the General Corporation Law of the State of Delaware (the “DGCL”), Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate”), and Article I, Section 8 of the Bylaws of the Corporation the following resolutions:

WHEREAS, the Board of Directors (the “Board”) of the Corporation has previously determined that it is advisable and in the best interests of the Corporation and its stockholders to (i) prior to the closing (the “Closing”) of the transactions (the “Merger”) contemplated by that certain Agreement and Plan of Merger, dated as of October 24, 2022, by and among the Corporation, Prairie Operating Co., LLC, a Delaware limited liability company, and Creek Road Merger Sub, LLC, a Delaware limited liability company, adopt an amendment to the Certificate in order to, among other things, update the name of the Corporation, increase the authorized capital stock of the Corporation and consummate a reverse stock split, all as set forth in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation in the form attached as Exhibit A hereto (the “Certificate of Amendment”), (ii) following the Closing of the Merger, adopt a subsequent amendment and restatement of the Certificate in order to, among other things, reflect the capitalization of the Corporation immediately following the Merger, all as set forth in the Second Amended and Restated Certificate of Incorporation in the form attached as Exhibit B hereto (the “2nd A&R Certificate”) and (iii) recommend to the stockholders of the Corporation that they adopt, authorize and approve the Certificate of Amendment and the 2nd A&R Certificate;

NOW, THEREFORE, IT IS:

RESOLVED, that each of the Certificate of Amendment and the 2nd A&R Certificate is hereby approved; and

RESOLVED, that any of the Corporation’s directors or officers is authorized to take any and all actions, to execute and deliver any and all documents, agreements and instruments and to take any and all steps deemed by the Corporation to be necessary or desirable to carry out the purpose and intent of the foregoing resolution, including, without limitation, the filing of each of the Certificate of Amendment and the 2nd A&R Certificate with the secretary of state of the state of Delaware and all actions heretofore taken by any of them in furtherance thereof are hereby approved, ratified and confirmed in all respects.

The action taken by this consent shall have the same force and effect as if taken at a meeting of stockholders of the Corporation, duly called and constituted.

This consent may be executed in one or more counterparts (including by facsimile signature, scanned signatures or signature by electronic means, including DocuSign and the like), each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same original Written Consent of Stockholders.

[Signature page follows]

A-1

IN WITNESS WHEREOF, the undersigned Majority Stockholders have executed this consent as of the date set forth above.

[ ]

Name:
Title:

A-2

Exhibit A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CREEK ROAD MINERS, INC.

Creek Road Miners, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

FIRST, that the current Amended and Restated Certificate of Incorporation of this Corporation as amended be further amended by changing Article I so that, as amended, Article I shall be and read in its entirety as follows:

“The name by which the corporation is to be known is Prairie Operating Co. (the “Corporation”).”

SECOND: The Certificate of Incorporation is hereby amended by deleting the text of the first paragraph of Article IV(A) thereof and substituting the following two paragraphs therefor.

“Effective as of November [__] at 4:00 pm ET and upon the filing of the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Date”), the shares of Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding immediately prior to the Effective Date (the “Old Shares”) shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into shares of Common Stock (as defined below) at an exchange ratio [of insert number between 1-23 and 1-30, inclusive, as approved by the Board] (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split and, in lieu thereof, the Corporation shall pay to the holder of any such fractional share an amount in cash equal to such fraction multiplied by the closing sale price of the Corporation’s common stock on the OTCQB on the trading day immediately before the Effective Date. Each stock certificate representing the Old Shares immediately prior to the Effective Date shall thereafter represent that number of whole shares of Common Stock outstanding after the Effective Date into which the Old Shares represented by such certificate shall have been combined. Each holder of record of a stock certificate or certificates representing the Old Shares shall receive, upon surrender of such certificate or certificates, a new certificate or certificates representing the number of whole shares of Common Stock to which such holder is entitled pursuant to the Reverse Stock Split or, at the discretion of the Corporation and unless otherwise instructed by such holder, book-entry shares in lieu of a new certificate or certificates representing the number of whole shares of Common Stock to which such holder is entitled pursuant to the Reverse Stock Split. The shares of Common Stock issued in connection with the Reverse Stock Split shall have the same rights, preferences and privileges as the Old Shares.

Immediately after the effectiveness of the Reverse Stock Split, the total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, consisting of (i) 150,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). The Board of Directors is vested with the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock. If more than one class or series of stock is authorized by the Board of Directors, the resolution of the Board of Directors must prescribe distinguishing designations of each class or series.”

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed Amendment be considered by the stockholders of the Corporation. A majority written consent of the shareholders was entered into and duly noticed to all shareholders not signing the written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware, wherein the necessary number of shares as required by statute were represented in favor of the amendment.

FOURTH: The remaining provisions of the Certificate of Incorporation, including without limitation the remaining provisions of Article IV, are not affected by the aforementioned amendment and remain in full force and are not affected by this Certificate of Amendment.

A-3

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of _______, 2022.

CREEK ROAD MINERS, INC.
a Delaware corporation

By:
Name:	John D. Maatta
Title:	Chief Executive Officer

A-4

Exhibit B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PRAIRIE OPERATING CO.

Prairie Operating Co. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:

1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 2, 2001, and the Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Amended and Restated Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on June 5, 2020.

2. This Second Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”), which restates and amends the Amended and Restated Certificate of Incorporation, has been declared advisable by the board of directors of the Corporation (the “Board”), duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103, 228, 242 and 245 of the DGCL.

3. The Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

First: The name of the Corporation is Prairie Operating Co.

Second: The address of its registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in New Castle County, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

Third: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any and all lawful acts or activities for which corporations may be organized under the DGCL as it currently exists or may hereafter be amended, and the Corporation shall have the power to perform all lawful acts and activities.

Fourth: The total number of shares of stock that the Corporation shall have authority to issue is 550,000,000 shares of stock, classified as (i) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), and (ii) 500,000,000 shares of common stock, par value $0.01 per share (“Common Stock”).

The designations and the powers, preferences, rights, qualifications, limitations and restrictions of Preferred Stock and Common Stock are as follows:

1. Provisions Relating to Preferred Stock.

(a) Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board as hereafter prescribed (a “Preferred Stock Designation”).

(b) Authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted by the Board providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each class or series of Preferred Stock, including, but not limited to, the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

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(iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.

(c) The shares of each class or series of Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any class or other series. Unless otherwise provided in the Preferred Stock Designation, the Board may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

2. Provisions Relating to Common Stock.

(a) Each share of Common Stock shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of Preferred Stock and any class or series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, each stockholder shall be entitled to one vote for each share of Common Stock held by that stockholder. Except as may otherwise be provided in this Certificate of Incorporation (including any Preferred Stock Designation), the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters upon which stockholders are entitled to vote, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as they may be amended or restated from time to time, the “Bylaws”) as in effect at the time in question and applicable law on all actions to be taken by the stockholders of the Corporation.

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(b) Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such class or series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) or pursuant to the DGCL.

(c) Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any class or series thereof, and subject to the right of participation, if any, of the holders of Preferred Stock in any dividends, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor.

(d) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any class or series thereof, and subject to the right of participation, if any, of the holders of Preferred Stock in any dividends, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(e) The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding plus the number reserved for issuance upon the exercise, conversion or exchange of outstanding securities) by the affirmative vote of the majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally on the election of directors, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either Common Stock or Preferred Stock voting separately as a class or series shall be required therefor.

3. General.

(a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board, which is expressly authorized to fix the same in its absolute discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

(b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation’s capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board. The Board shall be empowered to set the exercise price, duration, times for exercise and other terms of such rights or options; provided, however, that the consideration to be received for any share of capital stock subject thereto shall not be less than the par value thereof.

Fifth: The business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to applicable law, the rights of the holders of any class or series of Preferred Stock and the then-applicable terms of the Stockholders’ Agreement, dated as of the date hereof (as may be amended, restated, supplemented, modified or replaced), among the Corporation and certain of its stockholders (the “Stockholders’ Agreement”), any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, and each director so chosen shall receive the classification of the vacant directorship to which he or she has been appointed or, if it is a newly created directorship, shall receive the classification that at least a majority of the board of directors designates and shall hold office until the first meeting of stockholders held after his or her election for the purpose of electing directors of that classification and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

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Subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors pursuant to this Certificate of Incorporation (including any Preferred Stock Designation thereunder) and the then-applicable terms of the Stockholders’ Agreement, no director of any class of directors may be removed except for cause and by the affirmative vote of the holders of a majority of the shares then entitled to vote generally at an election of directors, acting at a meeting of the stockholders in accordance with the DGCL, this Certificate of Incorporation and the Bylaws.

Subject to the rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances, if any, and the then-applicable terms of the Stockholders’ Agreement, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the members of the Board serving at that time. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot.

Cumulative voting for the election of directors shall be prohibited.

The Board may designate and appoint from among its members one or more committees, which may have one or more members, and may designate one or more of its members as alternate members, who may, subject to any limitations imposed by the Board, replace absent or disqualified members at any meeting of such committee. The stockholders of the Corporation shall have no power to appoint or remove directors as members of committees of the Board, nor to abrogate the power of the Board to establish any such committees or the power of any such committee to exercise the powers and authority of the Board.

Sixth: Subject to the rights of the holders of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Seventh: Except as otherwise required by applicable law and the rights of the holders of any class or series of Preferred Stock, special meetings of stockholders of the Corporation, and any proposals to be considered at such meetings, may be called and proposed only by the Chairman (or any Co-Chairman) of the Board or the Board pursuant to a resolution adopted by a majority of the total number of directors then in office. Subject to the rights of the holders of any class or series of Preferred Stock, the stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation.

Eighth: In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the Bylaws without any action on the part of the stockholders of the Corporation. Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the members of the Board serving at the time of that vote. The stockholders of the Corporation shall have the power to adopt, alter, amend and repeal the Bylaws with the vote of holders of not less than 66⅔% in voting power of the then-outstanding shares of stock entitled to vote generally on the election of directors, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken, nor contain any provision inconsistent with this Certificate of Incorporation.

Ninth: No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director or officer.

Any amendment, repeal or modification of this Article Ninth shall be prospective only and shall not affect any limitation on liability of a director or officer for acts or omissions occurring prior to the date of such amendment, repeal or modification.

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Tenth: The (a) directors of the Corporation and (b) officers of the Corporation (each such person, a “Specified Party,” and collectively, the “Specified Parties”) have participated (directly or indirectly) in and may, but shall have no duty to, continue to (1) participate (directly or indirectly) in venture capital and other direct investments in corporations, joint ventures, limited liability companies and other entities conducting business of any kind, nature or description (“Other Investments”) and (2) have interests in, participate with, aid and maintain seats on the boards of directors or similar governing bodies of Other Investments, in each case that may, are or will be competitive with the business of the Corporation and its subsidiaries or in the same or similar lines of business as the Corporation and its subsidiaries, or that could be suitable for the Corporation or its subsidiaries; provided, however, that an individual who is an employee of the Corporation or one of its subsidiaries shall only be a Specified Party for purposes of this Article Tenth to the extent that, prior to participating in the Other Investment or business opportunity for such Other Investment in question (including any overriding royalty interest participation program) pursuant to clauses (1) or (2) above, (a) such Specified Party receives prior written approval from the Audit Committee of the Board authorizing such participation and (b) the Corporation publicly discloses such participation. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, any such Other Investment or any business opportunities for such Other Investments that are from time to time presented to any Specified Party or are business opportunities in which a Specified Party participates or desires to participate, even if the Other Investment or business opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and, subject to the requirements included in this Article Tenth, each such Specified Party shall have no duty to communicate or offer any such Other Investment or business opportunity to the Corporation and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or any stockholder, including for breach of any fiduciary or other duty, as a director or officer or controlling stockholder or otherwise, and the Corporation shall indemnify each Specified Party against any claim that such Specified Party is liable to the Corporation or its stockholders for breach of any fiduciary duty, by reason of the fact that such Specified Party (i) participates in any such Other Investment or pursues or acquires any such business opportunity, (ii) directs any such business opportunity to another person or (iii) fails to present any such Other Investment or business opportunity, or information regarding any such Other Investment or business opportunity, to the Corporation or its subsidiaries, unless, in the case of a Specified Party who is a director or officer of the Corporation, such business opportunity is expressly offered to such Specified Party in writing solely in his or her capacity as a director or officer of the Corporation.

Neither the amendment nor repeal of this Article Tenth, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

If any provision or provisions of this Article Tenth shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Tenth (including, without limitation, each portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article Tenth (including, without limitation, each such portion of any paragraph of this Article Tenth containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by applicable law.

This Article Tenth shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate of Incorporation, the Bylaws, applicable law or as may be set forth in individual indemnification agreements with such director or officer. Any person or entity purchasing or otherwise acquiring any interest in any securities of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Tenth.

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Eleventh: The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Incorporation or Bylaws, from time to time, to amend this Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director, officer, or stockholder of the Corporation by this Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

Twelfth: Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws (and in addition to any other vote that may be required by applicable law, this Certificate of Incorporation or the Bylaws), the affirmative vote of at least 66⅔% of the voting power of the outstanding shares of stock of the Corporation entitled to vote in an election of directors, voting together as a single class, shall be required to amend, alter or repeal any provision of this Certificate of Incorporation.

Thirteenth: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware, in each case, subject to that court having personal jurisdiction over the indispensable parties named defendants therein) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for a breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine including, without limitation, any action to interpret, apply, enforce or determine the validity of this Second Amended and Restated Certificate or the Bylaws of the Corporation (as they shall be amended from time to time), or any provision thereof. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in any securities of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Thirteenth.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation as of [●], 2022.

PRAIRIE OPERATING CO.

By:
Name:
Title:

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Annex B

WRITTEN CONSENT OF THE HOLDER
OF
THE SERIES B PREFERRED STOCK
OF
CREEK ROAD MINERS, INC.

Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the undersigned, being the holders of a majority of the outstanding shares of the Series B Preferred Stock, par value $.0001 per share (the “Series B Preferred Stock”), of Creek Road Miners, Inc., a Delaware corporation (the “Corporation”), issued pursuant to that certain Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021 (the “Certificate of Designation”) and which now forms a part of the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), hereby adopt the following resolutions by written consent:

WHEREAS, the Board of Directors of the Corporation (the “Board”) has deemed it to be in the best interest of the Corporation to amend Section 2 of the Certificate of Designation; and

WHEREAS, the Certificate of Designation requires the affirmative vote of the holders of a majority of the outstanding shares of the Series B Preferred Stock to amend the Certificate of Designation.

Amendment to Certificate of Designation

NOW, THEREFORE, BE IT RESOLVED, that the amendment to the Certificate of Incorporation to amend Section 2 of the Certificate of Designation, in substantially the form attached hereto as Exhibit A (the “Amendment”), is hereby adopted and approved; and

FURTHER RESOLVED, subject to the satisfaction or waiver of all conditions to closing of the proposed merger of Prairie Operating Co. with and into a subsidiary of the Corporation and the concurrent filing of an amendment to that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021, the Board and the officers of the Corporation are hereby authorized to file the Amendment with the Secretary of State of the State of Delaware.

Additional Actions

FURTHER RESOLVED, that the Board and the officers of the Corporation be, and hereby are, authorized and directed, on behalf of the Corporation, to do or cause to be done all other things and acts, to execute, deliver, file and perform or cause to be executed, delivered, filed and performed all other instruments, documents and certificates and to pay or cause to be paid all costs, fees and other amounts as may be, in their sole judgment, necessary, proper or advisable in order to carry out and comply with the purposes and intent of the foregoing resolutions; and that all of the acts and deeds of the Board and the officers of the Corporation which are consistent with the purposes and intent of the foregoing resolutions be, and each hereby is, in all respects approved, adopted, ratified and confirmed as the acts and deeds of the Corporation;

FURTHER RESOLVED, that all actions, preparation, execution, deliveries and filings of all agreements, instruments, documents and certificates in the name of and on behalf of the Corporation, and all fees and expenses incurred or paid by the Board or any of the officers of the Corporation having been deemed necessary, proper or advisable to carry out the intent and effectuate the purposes of the foregoing resolutions prior to the date hereof are hereby approved, adopted, ratified and confirmed in all respects; and

FURTHER RESOLVED, that each and every action taken by the Board or any officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date be, and each is hereby, approved, adopted, ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the undersigned has executed this Written Consent on the date indicated alongside each name below.

STOCKHOLDER:

(insert name of stockholder)

By:
Name:
Title:

Date:

Number of Shares of Series B Preferred Stock Held of Record:__________________

[Creek Road Miners- Written Consent of Holders of Series B Preferred Stock]

B-2

EXHIBIT A

AMENDMENT TO CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK

OF

CREEK ROAD MINERS, INC.

Creek Road Miners, Inc., a Delaware corporation (the “Company”), does hereby certify:

FIRST: That the Board of Directors of the Company, by the unanimous written consent of its members, duly adopted a resolution setting forth a proposed amendment (the “Amendment”) to the Amended and Restated Certificate of Designation of Series B Preferred Stock of the Company (the “Certificate of Designation”) in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

SECOND: That thereafter written consents in lieu of meeting were obtained from the holders of a majority of the issued and outstanding Series B Preferred Stock of the Company (the “Preferred Stock”), consenting to the Amendment, and that notice was promptly thereafter given to those holders of Preferred Stock who had not consented in writing, all in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the amendment so adopted is as follows:

Section 2 of the Certificate of Designation is amended and restated to read in its entirety as follows:

“Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series B Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 20,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $972 per share, subject to increase set forth in Section 3 below (the “Stated Value”).”

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IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its undersigned as of __________ __, 2022.

By:
Name:	John D. Maatta
Title:	Chief Executive Officer

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Annex C

WRITTEN CONSENT OF THE HOLDERS
OF
THE SERIES C PREFERRED STOCK
OF
CREEK ROAD MINERS, INC.

Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the undersigned, being the holders of a majority of the outstanding shares of the Series C Preferred Stock, par value $.0001 per share (the “Series C Preferred Stock”), of Creek Road Miners, Inc., a Delaware corporation (the “Corporation”), issued pursuant to that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021 (the “Certificate of Designation”) and which now forms a part of the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), hereby adopt the following resolutions by written consent:

WHEREAS, the Board of Directors of the Corporation (the “Board”) has deemed it to be in the best interest of the Corporation to amend Section 2 of the Certificate of Designation; and

WHEREAS, the Certificate of Designation requires the affirmative vote of the holders of a majority of the outstanding shares of the Series C Preferred Stock to amend the Certificate of Designation.

Amendment to Certificate of Designation

NOW, THEREFORE, BE IT RESOLVED, that the amendment to the Certificate of Incorporation to amend Section 2 of the Certificate of Designation, in substantially the form attached hereto as Exhibit A (the “Amendment”), is hereby adopted and approved; and

FURTHER RESOLVED, subject to the satisfaction or waiver of all conditions to closing of the proposed merger of Prairie Operating Co. with and into a subsidiary of the Corporation and the concurrent filing of an amendment to that certain Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021, the Board and the officers of the Corporation are hereby authorized to file the Amendment with the Secretary of State of the State of Delaware.

Additional Actions

FURTHER RESOLVED, that the Board and the officers of the Corporation be, and hereby are, authorized and directed, on behalf of the Corporation, to do or cause to be done all other things and acts, to execute, deliver, file and perform or cause to be executed, delivered, filed and performed all other instruments, documents and certificates and to pay or cause to be paid all costs, fees and other amounts as may be, in their sole judgment, necessary, proper or advisable in order to carry out and comply with the purposes and intent of the foregoing resolutions; and that all of the acts and deeds of the Board and the officers of the Corporation which are consistent with the purposes and intent of the foregoing resolutions be, and each hereby is, in all respects approved, adopted, ratified and confirmed as the acts and deeds of the Corporation;

FURTHER RESOLVED, that all actions, preparation, execution, deliveries and filings of all agreements, instruments, documents and certificates in the name of and on behalf of the Corporation, and all fees and expenses incurred or paid by the Board or any of the officers of the Corporation having been deemed necessary, proper or advisable to carry out the intent and effectuate the purposes of the foregoing resolutions prior to the date hereof are hereby approved, adopted, ratified and confirmed in all respects; and

FURTHER RESOLVED, that each and every action taken by the Board or any officer of the Corporation prior to the date of the adoption of the foregoing resolutions which would have been authorized by the foregoing resolutions but for the fact that such actions were taken prior to such date be, and each is hereby, approved, adopted, ratified and confirmed in all respects.

C-1

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on the date indicated alongside each name below.

STOCKHOLDER:

(insert name of stockholder)

By:
Name:
Title:

Date:

Number of Shares of Series C Preferred Stock Held of Record:__________________

[Creek Road Miners - Written Consent of Holders of Series C Preferred Stock]

C-2

EXHIBIT A

AMENDMENT TO CERTIFICATE OF DESIGNATION
OF
SERIES C PREFERRED STOCK
OF
CREEK ROAD MINERS, INC.

Creek Road Miners, Inc., a Delaware corporation (the “Company”), does hereby certify:

FIRST: That the Board of Directors of the Company, by the unanimous written consent of its members, duly adopted a resolution setting forth a proposed amendment (the “Amendment”) to the Certificate of Designation of Series C Preferred Stock of the Company (the “Certificate of Designation”) in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

SECOND: That thereafter written consents in lieu of meeting were obtained from the holders of a majority of the issued and outstanding Series C Preferred Stock of the Company (the “Preferred Stock”), consenting to the Amendment, and that notice was promptly thereafter given to those holders of Preferred Stock who had not consented in writing, all in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the amendment so adopted is as follows:

Section 2 of the Certificate of Designation is amended and restated to read in its entirety as follows:

“Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series C Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 15,000 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $888.80 per share, subject to increase set forth in Section 3 below (the “Stated Value”).”

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its undersigned Chief Executive Officer as of ________ ___, 2022.

By:
Name:	John D. Maatta
Title:	Chief Executive Officer

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Annex D

Prairie Operating Co., LLC

Financial Statements

for the period from June 7, 2022 (date of inception) through June 30, 2022

Table of Contents

Report of Independent Registered Accounting Firm (PCOAB ID: 366)

Balance Sheet for the period ended June 30, 2022

Statement of Operations for the period from June 7, 2022 (date of inception) to June 30, 2022

Statement of Stockholders’ Deficit for the period from June 7, 2022 (date of inception) to June 30, 2022

Statement of Cash Flow for the period from June 7, 2022 (date of inception) to June 30, 2022

Notes to Financial Statements for the period from June 7, 2022 (date of inception) through June 30, 2022

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Management of

Prairie Operating Co., LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Prairie Operating Co., LLC (the Company) as of June 30, 2022, and the related statement of income, members’ equity, and cash flows for the period from June 7, 2022 to June 30, 2022, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2022, and the results of its operations and its cash flows for the period from June 7, 2022 to June 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financials have been prepared assuming the Company will continue as a going concern. As of June 30, 2022, the Company had an accumulated deficit of approximately $179,879, has not generated revenue, and may experience losses in the near term. These factors and the need for additional financing in order for the Company to meet its business plan, raise substantial doubt about its ability to continue as a going concern. Management’s plan to continue as a going concern is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ MaughanSullivan LLC

We have served as the Company’s auditor since 2022.

Manchester, VT

October 25, 2022

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Prairie Operating Co., LLC

Balance Sheet
June 30, 2022

ASSETS
Current Assets
Cash and cash equivalents	$—
Total Current Assets	—
Total Assets	$—
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accrued expenses	$179,405
Accrued expenses – related party	474
Total Current Liabilities	179,879
Total Long-Term Liabilities	—
Total Liabilities	179,879
Commitments and contingencies
Members’ Equity
Contributions/(Distributions)	—
Retained Earnings/(Accumulated deficit)	(179,879)
Total Members’ Equity	(179,879)
Total Liabilities and Members’ Equity	$—

The accompanying notes are an integral part of these financial statements.

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Prairie Operating Co., LLC

Statement of Operations
for the period from June 7, 2022 (inception) through June 30, 2022

Revenues	$—
Expenses
Operating expenses	—
General and administrative expenses	179,879
Total Expenses	179,879
Net Income (Loss)	$(179,879)

The accompanying notes are an integral part of these financial statements.

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Prairie Operating Co., LLC

Statement of Members’ Equity
for the period from June 7, 2022 (inception) through June 30, 2022

	Contributions/ (Distributions)	Retained Earnings/ (Accumulated Deficit)	Total
Balance - June 7, 2022 (inception)	$—	$—	$—
Capital contributions (distributions)	—	—	—
Net income (loss)	—	(179,879)	(179,879)
Balance - June 30, 2022	$—	$(179,879)	$(179,879)

The accompanying notes are an integral part of these financial statements.

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Prairie Operating Co., LLC

Statement of Cash Flows
for the period from June 7, 2022 (inception) through June 30, 2022

Cash Flows from Operating Activities
Net income (loss)	$(179,879)
Changes in operating assets and liabilities:
Increase (decrease) in accounts payable	179,879
Cash provided by (used in) operating activities	—
Net increase (decrease) in cash	—
Cash - beginning of period	—
Cash - end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$—
Cash paid for income taxes	—

The accompanying notes are an integral part of these financial statements.

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Prairie Operating Co., LLC

Notes to Financial Statements
for the period from June 7, 2022 (date of inception) through June 30, 2022

Note 1 – Organization and Nature of Business

Organization and General

Prairie Operating Co., LLC (the “Company”) is a limited liability company formed under the laws of the State of Delaware on June 7, 2022. The Company has two members with each owning 50% of its membership interests. The Company was formed for the purpose of acquiring and operating oil and gas properties in the United States.

As of June 30, 2022, the Company had not commenced any operations. All activity for the period from June 7, 2022 (inception) to June 30, 2022, relates to the Company’s formation, proposed merger and proposed acquisition of oil and gas properties (see Note 5). The Company will not generate any operating revenues until it acquires oil and gas properties. The Company has selected December 31 as its fiscal year end.

Note 2 – Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Cash and cash equivalents

For purposes of the statements of cash flows, the Company defines cash equivalents as all highly liquid debt instruments purchased with an original maturity of three months or less. There was no cash balance as of June 30, 2022.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amount of the Company’s short-term financial instruments approximates fair value due to the relatively short period to maturity for these instruments.

Accounts Receivable and Allowance for Doubtful Accounts

It is the Company’s policy to record accounts receivable at the amount management expects to collect from outstanding balances. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. The Company determines if receivables are past due based on days outstanding, and amounts are written off when determined to be uncollectible by management. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable net of the allowance for doubtful accounts. As of June 30, 2022, there were no accounts receivable and no allowance for doubtful accounts.

Fair Value Measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price at which an asset could be exchanged or a liability transferred in a transaction between knowledgeable, willing parties in the principal or most advantageous market for the asset or liability. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or parameters are not available, valuation models are applied.

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A fair value hierarchy prioritizes the inputs used in measuring fair value into three broad levels as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs, other than the quoted prices in active markets, are observable either directly or indirectly.

Level 3 – Unobservable inputs based on the Company’s assumptions.

The Company is required to use observable market data if such data is available without undue cost and effort. The Company has no fair value items required to be disclosed as of June 30, 2022.

Transactions involving related parties typically cannot be presumed to be carried out on an arm’s-length basis, as the requisite conditions of competitive, free market dealings may not exist. However, in the case of the secured convertible debentures due to related parties, the Company obtained a fairness opinion from an independent third party which supports that the transaction was carried out at an arm’s length basis.

Revenue Recognition

The Company accounts for revenue in accordance with ASC 606, Revenue from Contracts with Customers. The underlying principle of ASC 606 is to recognize revenue to depict the transfer of goods or services to customers at the amount expected to be collected.

The Company recognizes revenues when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that we expect to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as we fulfill our obligations under each of our agreements:

●	identify the contract with a customer;

●	identify the performance obligations in the contract;

●	determine the transaction price;

●	allocate the transaction price to performance obligations in the contract; and

●	recognize revenue as the performance obligation is satisfied.

The Company has not earned revenues.

Income Taxes

The Company is a limited liability company treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the members. As such, no recognition of federal or state income taxes for the Company have been provided for in the accompanying financial statements. Any uncertain tax position taken by the member is not an uncertain position of the Company.

Related Parties

The Company follows ASC 850-10, Related Parties, for the identification of related parties and disclosure of related party transactions. Pursuant to Section 850-10-20, the related parties include: (a) affiliates of the Company (“Affiliate” means, with respect to any specified person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 405 under the Securities Act); (b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825-10-15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the Company; (e) management of the Company; (f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

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Recently Issued Accounting Pronouncements

Recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statements.

Note 3 – Going Concern

As of June 30, 2022, the Company had no working capital and an accumulated deficit of $179,879. The Company cannot assure that its plans to acquire oil and gas properties will be successful or that its working capital is sufficient to cover any operating or non-operating costs incurred. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from its inability to continue as a going concern for one year from the issuance of these financial statements.

Note 4 – Commitments and Contingencies

The Company will reimburse members and others for reasonable, documented and customary out-of-pocket expenses incurred in connection with services provided related to the Company’s formation, proposed merger and proposed acquisition of oil and gas properties (see Note 5), if such transactions successfully close. As of June 30, 2022, such expenses were approximately $10,000 and were not included in the financial statements.

Note 5 – Subsequent Events

Option Purchase

On August 31, 2022, the Company entered into agreements with its members whereby each member was provided restricted options to purchase a 40% membership interest in the Company for $1,000,000. The restricted options were purchased for $80,000 in total and expire on August 31, 2027. The restricted options only become exercisable in 25% increments upon the achievement of the following production milestones in barrels of oil equivalent per day (“BOE/D”): 2,500 BOE/D, 5,000 BOE/D, 7,500 BOE/D, and 10,000 BOE/D.

Merger Agreement

On October 24, 2022 and concurrently with the acquisition of oil and gas leasehold properties (described below), the Company entered into an agreement and plan of merger (the “Merger”) with Creek Road Miners, Inc. (“Creek Road”). The Merger is subject to normal closing conditions and is also conditional upon the closing of the acquisition of the oil and gas leasehold properties. Upon completion of the Merger and prior to Creek Road’s issuance of any additional capital, the Company is expected to own approximately one-third of the class A common stock of Creek Road.

Acquisition of Oil and Gas Properties

Concurrently with the Merger, the Company entered into a purchase and sale agreement whereby it will acquire oil and gas leasehold interests covering 23,485 net acres and 37,030 gross acres in Weld County, Colorado in exchange for $28,182,000 payable as (i) $24,000,000 in cash and (ii) $4,182,000 in shares of Creek Road (the “Weld County Acquisition”). The Weld County Acquisition is subject to normal closing conditions as well as closing conditions of the Merger including Creek Road’s funding of the $24,000,000 cash portion of the acquisition.

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Annex E

NOTICE OF CONVERSION

Dated: July 6, 2022

The undersigned hereby irrevocably elects to convert all of the Series A Stated Value of the above Series A Preferred Stock held by the undersigned into shares of Common Stock of Creek Road Miners, Inc. (the “Corporation”) according to the conditions hereof, as of immediately prior to the effective time of the Transaction (the “Effective Time”) as defined in the Escrow Agreement by and among the Company, the Escrow Agent and certain parties named therein as Converting Holders dated July 6, 2022 (the “Escrow Agreement”).

The undersigned hereby irrevocably elects to convert all of the dividends accrued on the Series A Preferred Stock held by the undersigned into shares of Common Stock of the Corporation according to the conditions hereof, as of the Effective Time.

The undersigned hereby irrevocably elects to convert all of the Obligation Amount consisting of ___________________________ for the period ____________ to the Effective Time into shares of Common Stock of the Corporation according to the conditions hereof, as of the Effective Time.

Date of Conversion: The Effective Time. If the Effective Time has not occurred by the Outside Date (as defined in the Escrow Agreement), this Notice of Conversion shall automatically be deemed null and void.

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion: To be calculated (including all accrued dividends) as of the Effective Time.

Select one:

☐ A Series A Convertible Preferred Stock certificate is being delivered herewith. The unconverted portion of such certificate should be reissued and delivered to the undersigned.

☐ A Series A Convertible Preferred Stock certificate is not being delivered to Creek Road Miners, Inc.

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

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Annex F

SUPPORT AGREEMENT

(Series B Preferred Shares)

This Support Agreement (this “Agreement”) is dated as of August 18, 2022, between Creek Road Miners, Inc., a Delaware corporation, (the “Company”). and the Holder identified on Schedule A (including its successors and assigns, the “Holder”).

WHEREAS, effective August 27, 2021, the Company and the Holder (and certain other parties) entered into a Securities Purchase Agreement (the “August SPA”) pursuant to which the Company issued to the Holder shares of common stock and warrants to purchase shares of the Company’s common stock as set forth on Schedule A (the “August Warrants”);

WHEREAS, in March 2021, the Company and the Holder (and certain other parties) entered into a Securities Purchase Agreement (the “December SPA” and together with the August SPA, the “SPAs”) pursuant to which the Company issued to the Holder shares of Series B Preferred Stock (the “Series B Preferred”) and warrants to purchase shares of Series B Preferred stock as set forth on Schedule A (the “Series B Warrants” and together with the August Warrants. the “Warrants”);

WHEREAS, on July 19, 2022, the Company has announced that it has signed a non-binding term sheet with the intention to enter into a binding and definitive merger agreement (the “Merger”) with Prairie Operating Co., LLC. a Delaware Limited Liability Company (“Prairie”);

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, for all purposes of this Agreement, capitalized terms shall have the meanings set forth in SPAs.

2. Warrants Amendments. Except the Assigned Warrants, any Warrants still outstanding at the time of the Merger shall be deemed canceled and retired and cease to exist without payment of any consideration to the Holder upon closing of the Merger.

3. Merger. The Company will use it reasonable best efforts to close the Merger as soon as practical. The Holder shall use its reasonable best efforts to cooperate fully with the Company in connection with the Merger, any financing in support of the Merger and the transactions contemplated thereby, including any reasonable request for a lock-up agreement necessary to facilitate such financing. The Holder will not directly or indirectly, initiate, solicit, encourage or facilitate any inquiries or the making of any proposal or offer with respect to any proposal to acquire control of the Company or its business or assets or engage in discussions with any third party that could reasonably be expected to lead to a proposal to acquire control of the Company or its business or assets, in each case other than the Merger. The parties acknowledge and agree that nothing contained in this Agreement shall restrict, limit or prohibit the Holder from exercising (in his or her capacity as a director of the Company or any such person) his or her fiduciary duties as such a director.

4. Series B Preferred. The Company and the Holder agree that the Conversion Price of the Series B Preferred shall be amended to be to $0.50, subject to further reduction as set forth in the December SPA and the Certificate of Designation for the Series B Preferred (the “Series B Certificate of Designation”). The Holder and Company agree that immediately prior to the closing of the Merger, and no later than one (1) business day following notice via electronic mail from the Company to the address listed on the Holder’s signature page hereto notifying Holder that the closing is imminent, the Holder will convert the Series B Preferred into shares of the Company’s common stock at the lower of: (i) the then in effect Conversion Price of the Series C Preferred; and (ii) the lowest per share valuation attributed to the Company’s common stock in the Merger including any financing closed before, concurrently with or known to the Company to be closed concurrently with the Merger and any private placement. The Company and the Holder acknowledge and agree that as of the date of this Agreement, the Company hereby reduces the Stated Value (as defined in the Series B Certificate of Designation) of the Series B Preferred by ten percent (10%). Holder acknowledges and agrees that all rights and privileges granted to the Series B Preferred holders shall terminate upon the earlier of (i) the conversion of the Series B Preferred and (ii) the closing of the Merger. In the event that the Merger is not consummated or the Series B Preferred is not fully converted, the rights and privileges of any outstanding Series B Preferred shall remain intact and the Conversion Price of the Series B Preferred shall revert to the price set forth in the Series B Certificate of Designation.

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5. No Further Amendments. Except as explicitly set forth herein, all other agreements between the parties remain in full force and effect without any waivers or modifications.

6. Conditions. This Agreement shall only be effective upon: (i) the execution of irrevocable, non-waivable agreements by the holders of all preferred stock and debt of the Company to automatically convert such preferred stock and debt into shares of the Company’s common stock immediately prior to the Merger on the same terms as set forth in this Agreement, including the reduction of (a) the stated value of Series C preferred stock by 20%, (b) the principal of promissory notes held by [Alpha Capital] by 10%, and (c) and the principal amount of senior secured debt held by Bristol Investment Fund, Ltd. by 20%, concurrently with the reduction of the stated value of the Series B Preferred as described in paragraph 4 above; and (ii) the cancellation of all warrants and options (except those that are out of the money) issued by the Company prior to the closing of the Merger. Additionally in the event the Merger does not occur on or before December 31, 2022, the foregoing provisions of Section 4 and this Section 6 of this Agreement shall be void ab initio. Bristol Investment Fund, Ltd. shall issue to the Holder 20% of all of Bristol’s cashless warrants pursuant to an assignment agreement (the “Assigned Warrants”).

7. Public Disclosure. The Company will file a form 8-K with the Securities and Exchange Commission disclosing the agreements with the Holder no later than September 15, 2022.

8. Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9. Governing Law. This Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, shall be governed by the choice of law/forum selection in the SPAs.

10. Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CREEK ROAD MINERS, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDER FOLLOWS]

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[HOLDER SIGNATURE PAGES TO CREEK ROAD MINERS, INC. SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Support Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: _______________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ______________________________________________

[SIGNATURE PAGES CONTINUE]

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SCHEDULE A

F-5

Annex G

SUPPORT AGREEMENT

(Series C Preferred Shares)

This Support Agreement (this “Agreement”) is dated as of August 19, 2022, between Creek Road Miners, Inc., a Delaware corporation, (the “Company”), and the Holder identified on Schedule A ( including its successors and assigns, the “Holder”).

WHEREAS, effective August 27, 2021, the Company and the Holder (and certain other parties) entered into a Securities Purchase Agreement (the “August SPA”) pursuant to which the Company issued to the Holder shares of common stock and warrants to purchase shares of the Company’s common stock as set forth on Schedule A (the “August Warrants”);

WHEREAS, beginning on December 6, 2021, the Company and the Holder (and certain other parties) entered into a Securities Purchase Agreement (the “December SPA” and together with the August SPA, the “SPAs”) pursuant to which the Company issued to the Holder shares of Series C Preferred Stock (the “Series C Preferred”) and warrants to purchase shares of the Company’s common stock as set forth on Schedule A (the “December Warrants” and together with the August Warrants, the “Warrants”);

WHEREAS, on July 19, 2022, the Company has announced that it has signed a non-binding term sheet with the intention to enter into a binding and definitive merger agreement (the “Merger”) with Prairie Operating Co., LLC, a Delaware Limited Liability Company (“Prairie”);

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, for all purposes of this Agreement, capitalized terms shall have the meanings set forth in SPAs.

2. Warrants Amendments. Provided the Warrants are exercised for cash during the period commencing on August 19, 2022 and ending on August 26, 2022 (the “Special Exercise Period”), the Company hereby agrees to honor such cash exercises at a reduced Exercise Price of $0.50 per Warrant Share (the “Reduced Price”). If the Warrants are not exercised on or prior to August 26, 2022, the exercise price of the Warrants shall revert to the previous price in effect prior to the Special Exercise Period. Any Warrants still outstanding at the time of the Merger shall be deemed canceled and retired and cease to exist without payment of any consideration to the Holder upon closing of the Merger. For the avoidance of doubt, the Company shall only honor the warrant exercise at the Reduced Price pursuant to this Section 2 if the aggregate exercise price is paid in cash.

3. Merger. The Company will use it reasonable best efforts to close the Merger as soon as practical. The Holder shall use its reasonable best efforts to cooperate fully with the Company in connection with the Merger, any financing in support of the Merger and the transactions contemplated thereby, including any reasonable request for a lock-up agreement necessary to facilitate such financing. The Holder will not directly or indirectly, initiate, solicit, encourage or facilitate any inquiries or the making of any proposal or offer with respect to any proposal to acquire control of the Company or its business or assets or engage in discussions with any third party that could reasonably be expected to lead to a proposal to acquire control of the Company or its business or assets, in each case other than the Merger. The parties acknowledge and agree that nothing contained in this Agreement shall restrict, limit or prohibit the Holder from exercising (in his or her capacity as a director of the Company or any such person) his or her fiduciary duties as such a director.

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4. Series C Preferred. The Company and the Holder acknowledge that the exercise of the Warrants at the Reduced Price shall reprice the Conversion Price of the Series C Preferred to $0.50, subject to further reduction as set forth in the December SPA and the Certificate of Designation for the Series C Preferred dated December 1, 2021 (the “Series C Certificate of Designation”). The Holder and Company agree that immediately prior to the closing of the Merger, and no later than one (1) business day following notice via electronic mail from the Company to the address listed on the Holder’s signature page hereto notifying Holder that the closing is imminent, the Holder will convert the Series C Preferred into shares of the Company’s common stock at the lower of: (i) the then in effect Conversion Price of the Series C Preferred; and (ii) the lowest per share valuation attributed to the Company’s common stock in the Merger. The Company and the Holder acknowledge and agree that as of the date of this Agreement, the Company hereby reduces the Stated Value (as defined in the Series C Certificate of Designation) of the Series C Preferred by twenty percent (20%). Holder acknowledges and agrees that all rights and privileges granted to the Series C Preferred holders shall terminate upon the earlier of (i) the conversion of the Series C Preferred and (ii) the closing of the Merger. In the event that the Merger is not consummated or the Series C Preferred is not fully converted, the rights and privileges of any outstanding Series C Preferred shall remain intact.

5. No Further Amendments. Except as explicitly set forth herein, all other agreements between the parties remain in full force and effect without any waivers or modifications.

6. Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Governing Law. This Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, shall be governed by the choice of law/forum selection in the SPAs.

8. Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CREEK ROAD MINERS, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDER FOLLOWS]

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[HOLDER SIGNATURE PAGES TO CREEK ROAD MINERS, INC. SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Support Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: ______________________________________________

Title of Authorized Signatory: _______________________________________________

[SIGNATURE PAGES CONTINUE]

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SCHEDULE A

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Annex H

NOTICE OF CONVERSION

Dated: July 6, 2022

The undersigned hereby irrevocably elects to convert principal under the 12% Secured Convertible Debenture due ____________ of Creek Road Miners, Inc., a Delaware corporation (the “Company”), as amended, into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of immediately prior to the effective time of the Transaction (the “Effective Time”) as defined in the Escrow Agreement by and among the Company, the Escrow Agent and certain parties named therein as Converting Holders dated July 6, 2022 (the “Escrow Agreement”). If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. If the Effective Time has not occurred by the Outside Date (as defined in the Escrow Agreement), this Notice of Conversion shall automatically be deemed null and void.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:	Date to Effect Conversion: The Effective Time

Principal Amount of Debenture to be Converted: _________

Payment of Interest in Common Stock _____ yes_____ no

Number of shares of Common Stock to be issued: To be calculated (including all accrued interest) as of the Effective Time

Signature:

Name:

Address for Delivery of Common Stock Certificates:

____________

Or

DWAC Instructions:

Broker No: _____________

Account No: _____________

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Annex L

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of July 6, 2022, is made by and among by and among (i) Creek Road Miners, Inc., a Delaware corporation (“Creek”), (ii) John Maatta, Scott Kaufman, Paul L. Kessler, Scott Sheikh, Bristol Investment Fund, Ltd. (“Bristol”), Barlock 2019 Fund, LP, Barlock Capital Management LLC (“Barlock Capital”), (collectively, the “Converting Holders”), and (iii) John Maatta, as escrow agent (the “Escrow Agent”).

WHEREAS, Creek has engaged in discussions with Prairie Operating Co. LLC (“Prairie”) regarding a potential merger and/or acquisition transaction between Creek and Prairie (the “Transaction”);

WHEREAS, Creek understands that as part of any such Transaction, Prairie would require that pursuant to an agreement setting out the terms of such Transaction (the “Transaction Agreement”), as a condition to closing the Transaction (as defined in the Transaction Agreement) that Creek obtain consent from the Convertible Holders to agree to the following: (A) the conversion to Creek’s common stock, par value $0.0001 per share (the “Common Stock”) of (i) the 12% Senior Secured Convertible Debenture issued to Bristol, originally due December 30, 2018, as amended (the “Bristol Debenture”) and the 12% Senior Secured Convertible Debenture issued to Barlock Capital, originally due December 30, 2021 (the “Barlock Debenture”) (the Bristol Debenture and Barlock Debenture are collectively referred to herein as the “Debentures”), and (ii) all of the issued and outstanding shares of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred”) and (B) the exercise of certain Warrants on a cashless basis to acquire such shares of Common Stock as indicated on the applicable exercise notices (the “Warrants”);

WHEREAS, the parties have requested that the Escrow Agent hold the Escrow Property (as defined herein) in accordance with the terms hereof; and

WHEREAS, the Converting Holders desire to enable the Company to pursue a business combination with Prairie, enter into a Transaction Agreement and consummate the Transaction (as defined in the Transaction Agreement).

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Section 1.Appointment of Escrow Agent; Establishment of Escrow.

(a) The parties hereto hereby designate and appoint John Maatta as the Escrow Agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment on the terms herein provided.

(b) The “Escrow Property” shall consist of (i) executed notices of conversion of the Debentures in substantially the form attached hereto as Exhibit A, (ii) executed notices of conversion of the Series A Preferred in the form attached hereto as Exhibit B and (iii) executed notices of exercise of the Warrants in the form attached hereto as Exhibit C, such notices in each case to be executed by the applicable Converting Holders party hereto.

(c) The Converting Holders have delivered the Escrow Property to the Escrow Agent upon execution hereof. The Escrow Property shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

Section 2. Irrevocable Proxy. Each Converting Holder holding shares of Series A Preferred hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Paul L. Kessler the attorney and proxy of the undersigned Converting Holder with full power of substitution and resubstitution, to the full extent of the undersigned Converting Holder’s rights with respect to the number of shares of Series A Preferred of the Company as set forth next to the applicable Converting Holder’s signature in the Escrow Property (the “Shares”) owned by the undersigned as of the date hereof. This proxy is irrevocable, is coupled with an interest and is granted in connection with the conversion of the Shares in connection with the consummation of the Transaction. The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of stockholders of the Company, however called, and at any adjournment thereof, or in any written action by consent of stockholders of the Company. Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned. The proxy granted pursuant to this Section 2 shall automatically terminate upon the earlier of (i) the effective time of the Transaction (the “Effective Time”) as defined in the Transaction Agreement or (ii) the date that is 120 days from the date hereof (as such date may be extended, the “Outside Date”); provided that the Company’s Board of Directors may in its sole discretion elect to extend the Outside Date by resolutions approved by a majority of the Company’s directors.

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Section 3.Release of the Escrow Property.

(a) Upon the occurrence of the Effective Time (the “Escrow Release Condition”), Escrow Agent shall deliver the Escrow Property to Creek, and Creek shall effect the issuance of Common Stock to the Converting Holders in accordance with the terms of the applicable security and notice of conversion or notice of exercise, as applicable.

(b) If the Escrow Release Condition has not occurred by the Outside Date, the Escrow Agent shall promptly return the Escrow Property to the Converting Holders.

(c) Following the delivery of all of the Escrow Property to Creek, or return of the Escrow Property to the Converting Holders, in each case in accordance with the terms hereof, the Escrow Agent will have no further obligation or liability under this Agreement.

Section 4. Miscellaneous. To induce the Escrow Agent to act hereunder, it is further agreed by the parties hereto that:

(a) To induce the Escrow Agent to act hereunder, it is further agreed by the other parties hereto that:

(i) The Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder. Funds held hereunder shall not earn or accrue interest.

(ii) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

(iii) The Escrow Agent shall not be liable for any action taken or omitted hereunder, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with this Escrow Agreement.

(iv) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(v) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

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(vi) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof.

(vii) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

(viii) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(ix) The Escrow Agent (and any successor Escrow Agent) may at any time resign such position by delivering the Escrow Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day that is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent’s sole responsibility after that time shall be to safekeep the Escrow Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final, non-appealable order of a court of competent jurisdiction.

(x) In the event (i) of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Property, or (ii) the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrow Property until the Escrow Agent shall have received (A) a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Property or (B) a written agreement executed by the other parties hereto directing delivery of the Escrow Property, in which event the Escrow Agent shall disburse the Escrow Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question. Notwithstanding the foregoing, if requested by Creek, in the event of a dispute or disagreement between Creek and any Converting Holder with respect to the Escrow Property disbursement that is not resolved within a reasonable time, the Escrow Agent shall deposit the Escrow Property with a court of competent jurisdiction and interplead the other parties hereto in accordance with applicable rules of legal procedure.

(xi) The other parties hereto hereby irrevocably submit to the jurisdiction of any New York state or federal court sitting in the State of New York, County of New York, in any action or proceeding arising out of or relating to this Escrow Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding arising out of or relating to this Escrow Agreement shall be heard and determined in such a New York state or federal court. The other parties hereby consent to and grant to any such courts exclusive jurisdiction over the persons of such parties, and waive any claims of forum non conveniens, and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof. In any suit arising under this Escrow Agreement, the parties hereby consent to service of process by mail or by email to the notice addresses of the parties provided herein as proper and waive any and all defenses related to service of process otherwise available under law.

(xii) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) that mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have given its specific written consent thereto.

(xiii) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph (i) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

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(xiv) This Escrow Agreement shall be construed in accordance with and governed by the internal laws of the State of New York (without reference to its rule as to conflicts of law to the extent that the general application of the laws of another jurisdiction would be required thereby).

(b) No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

(c) This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

(d) Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.

(e) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence or willful misconduct.

(f) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

(g) The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver a Notice of Conversion or Notice of Exercise or any documents or papers deposited or called for pursuant to this Agreement in the absence of gross negligence, fraud and willful misconduct.

(h) The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agreement unless otherwise provided therefore elsewhere in this Agreement.

(i) If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

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(j) Creek agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Transaction Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

Section 5. Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) upon hand delivery or upon delivery by email, telecopy, or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the business day following the date of mailing by overnight courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, whichever shall first occur. Each party hereto shall provide its applicable notice information in connection with delivery of a signed counterpart to this Agreement or in advance of the Effective Time.

Section 6. Counterparts; Binding Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, all of which taken together shall be deemed to be a single agreement. Following signature of the Agreement from the Company and the Escrow Agent, the Escrow Agent’s receipt of each counterpart from a Converting Holder shall automatically form a binding agreement with such Converting Holder, and each Converting Holder shall become so bound as and when such Converting Holder submits its signed counterpart to this Agreement. Electronic signatures shall be deemed original signatures for all purposes of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date set forth above.

CREEK ROAD MINERS, INC.

By:
Name:
Title:

CONVERTING HOLDERS:

BRISTOL INVESTMENT FUND, LTD.

By:
Name:	Paul L. Kessler
Title:	Director

BARLOCK CAPITAL MANAGEMENT LLC

By:
Name:	Scott D. Kaufman
Title:	Member

BARLOCK 2019 FUND, LP

By:
Name:	Scott D. Kaufman
Title:

Paul L. Kessler

Scott Kaufman

John Maatta

Scott Sheikh

Agreed and Accepted as of the date first written above:

ESCROW AGENT:
JOHN MAATTA

By:

EXHIBIT A

FORM OF NOTICE OF CONVERSION OF DEBENTURES

See attached.

EXHIBIT B

FORM OF NOTICE OF CONVERSION OF SERIES A PREFERRED

See attached.

EXHIBIT C

FORM OF NOTICE OF EXERCISE OF WARRANTS

See attached.